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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4815

Ultra Series Fund
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI 53711
(Address of principal executive offices)(Zip code)

Kevin S. Thompson
Madison Funds Legal and Compliance Department
550 Science Drive
Madison, WI 53711
(Name and address of agent for service)

Registrant’s telephone number, including area code: 608-274-0300

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Certified Financial Statement

Annual Report
December 31, 2018

ULTRA SERIES FUND

Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund
Core Bond Fund
High Income Fund
Diversified Income Fund
Large Cap Value Fund
Large Cap Growth Fund
Mid Cap Fund
International Stock Fund
Madison Target Retirement 2020 Fund
Madison Target Retirement 2030 Fund
Madison Target Retirement 2040 Fund
Madison Target Retirement 2050 Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s shareholder reports like this one, unless you specifically request paper copies from the insurance company or your financial intermediary. Instead, the shareholder reports will be made available on a website and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by following the instructions provided by the insurance company or financial intermediary.

You may elect to receive paper copies of all future reports free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

Ultra Series Fund | December 31, 2018

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution. For more complete information about Ultra Series Fund, including charges and expenses, request a prospectus from your financial advisor or from CMFG Life Insurance Company, 2000 Heritage Way, Waverly, IA 50677. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the investment company. For more current Ultra Series Fund performance information, please call 1-800-SEC-0330. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results. Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

1

Ultra Series Fund | December 31, 2018

Management’s Discussion of Fund Performance (unaudited)

PERIOD IN REVIEW

The stock market teetered in the fourth quarter as sentiment overshadowed economic fundamentals and drove market indices sharply lower. During the fourth-quarter, the S&P 500® declined (13.52)%, the Russell Midcap® lost (15.37)%, and the MSCI EAFE® declined (12.54)%. For 2018, the S&P 500® lost (4.38)%, the Russell Midcap® lost (9.06)% and the MSCI EAFE® declined (13.79)% . Bond returns were generally positive during the quarter as longer-dated interest rates actually declined, despite short-term rates continuing to rise. The Bloomberg Barclays Intermediate Government/Credit Index returned 1.65% and the Bloomberg Barclays U.S. Aggregate Bond Index advanced 1.64% during the quarter resulting in full year results of 0.88% and 0.01%, respectively.

As Benjamin Graham, the father of securities analysis, said “in the short run, the stock market is a voting machine, but in the long run it is a weighing machine.” The second half of 2018 was a classic example of the “voting machine” in full effect as markets gyrated based mostly on investor sentiment. A sharp run-up by the S&P 500 of 7.7% in the third quarter was followed by a sharp decline of 13.5% in the fourth quarter. There was no shortage of items for investors to fret about: Fed rate hikes with simultaneous shrinking of its balance sheet, U.S./China trade tensions and the shutdown of the federal government. While economic data generally softened during the quarter, it continued to show growth as third quarter GDP advanced 3.2%, unemployment remained at 3.7%, wages advanced 3.1% (year over year) and third quarter earnings showed robust growth. Still, investor sentiment can have real influence over actual economic performance as confidence often drives consumer and business behavior – which can result in a self-fulfilling situation.

Indeed, 2018 stood in contrast to 2017, when the S&P 500 exhibited a “perfect” year – when every month delivered positive returns – culminating with a 21.8% gain for 2017. Investor psychology was giddy in 2017, not just over stocks but with speculators laying audacious bets on cryptocurrencies (think Bitcoin), VIX (the volatility measure of options on the S&P 500) and high-flying technology stocks. Much of that positive sentiment continued into 2018, reaching a crescendo in the third quarter. Since then, richly valued technology stocks have corrected, Bitcoin has fallen 80% from its peak and VIX has risen from record low levels in 2017, wiping out some investors who placed bets that low volatility would persist. Perhaps the flip-flop in 2018 wasn’t so unusual – from euphoria to fret – and may indeed create a healthier investment backdrop. In fact, if one looks at 2017 and 2018 together, the S&P 500 returned a healthy 7.9% annualized, not far off our longer-range forecast for stock returns of 6-7% per year.

Treasury yields continued to move higher during the third quarter. The 2-year Treasury yield rose 29 basis points (bps) during the period, closing near a decade high level of 2.82%. Longer-term yields also rose. The benchmark 10-year Treasury Note, which began the quarter at 2.86%, advanced 20 bps and closed at 3.06%. As a result, three month returns were mixed, with most high quality bond indices ranging from slightly positive to slightly negative depending on maturity and quality characteristics.

Stock market volatility was mirrored in the bond market as both investment grade and high yield bonds suffered from sharply increasing spreads (risk premiums) over comparable Treasuries. Indeed, for much of this year, the credit markets have been sounding a warning bell on investor preferences for risk assets. The fourth quarter saw a continuation of the trend toward larger risk premiums, especially in the quality tiers at the lower end of the credit spectrum. The lowest rated high yield bonds suffered losses for both the quarter and the year, despite falling Government bond yields during the final three months. We expect this trend toward “up in quality” preference to continue as less-creditworthy borrowers struggle with rising financing costs at a time when the U.S. Government faces growing needs for capital to finance surging fiscal deficits.

Graham opined “in the long run the market is a weighing machine,” meaning that economic fundamentals drive long-term value of a company (i.e., growth of sales, earnings and assets). Overall economic data have remained positive in the U.S. In fact, retail sales this holiday season were the best in six years and both auto sales and heavy truck sales

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Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2018

remain strong. Payrolls continued to grow (averaging gains of 170,000 jobs/month in the quarter) and capital goods shipments remain steady. Additionally, with the sharp pullback in equity prices during the fourth quarter, valuation levels have improved with the price-earnings ratio showing one of its sharpest quarterly declines on record. Still, we believe that investors have merit in their concern as central banks withdraw liquidity from the system as they redeem their balance sheet – arguably one of the key drivers of asset prices – and evidence mounts that economic growth is slowing.

Where does this leave investors as we begin 2019? We believe continued volatility should be anticipated as the markets weigh economic growth, solid earnings and strong employment against tighter monetary policy, shifting interest rates, trade tensions and uncertain government policy. Without doubt, the economic expansion will come to an end but predicting that point is near impossible – making market timing a futile endeavor in our opinion. Indeed, it was in this spirit that Graham concluded short-term markets are driven by investor psychology, but long-term markets are driven by economic fundamentals. With this in mind, we continue to believe investors are best served by choosing risk assets based upon investment time horizon and risk tolerance. We believe that approach, along with investing in stocks of lower-risk, higher-quality companies and shorter-duration, higher-quality bonds, will allow investors to participate in the market, while providing some shelter as we experience market volatility.

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Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2018

ALLOCATION FUNDS

The Ultra Series Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds (the “Funds”) invest primarily in shares of registered investment companies (the “Underlying Funds”). The Funds are diversified among a number of asset classes and their allocation among Underlying Funds is based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the Funds’ investment adviser. The team may use multiple analytical approaches to determine the appropriate asset allocation, including:

•	Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the Funds’ aim to achieve a favorable overall risk profile for any targeted portfolio return.

•	Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the Funds under different economic and market conditions.

•	Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection. In addition, Madison has a flexible mandate which permits the Funds, at the sole discretion of Madison, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.

CONSERVATIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Conservative Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 35% equity investments and 65% fixed income investments. Underlying Funds in which the Fund invests may include funds advised by Madison and/or its affiliates, including the Madison Funds (the “Affiliated Underlying Funds”). Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

PERFORMANCE

The Ultra Series Conservative Allocation Fund (Class I) returned (2.49)% over the 12-month period, slightly outperforming the Conservative Allocation Fund Custom Index return of (2.60)%. The fund outperformed the Morningstar Conservative Allocation Category peer group, which returned (4.32)%.

After a long absence, volatility reestablished itself with authority over the past 12 months. Markets entered 2018 revved up on fresh U.S. fiscal stimulus provided by sweeping tax law changes and a broad-based synchronized global economic expansion. However, after making a parabolic 12% advance between mid-November 2017 and late January 2018, the S&P 500® experienced an abrupt 10% nosedive over two-weeks. Rising U.S. interest rates and the concern of an even more restrictive Federal Reserve rate hike campaign appeared to be behind the newfound market concerns.

By spring it was clear that economic growth in both Europe and China was slowing and failing to meet expectations, while talk of tariffs and a potential trade war sparked even greater worries on the global stage. The U.S. equity market was able to recover throughout the summer on the back of impressive earnings growth, assisted by the corporate tax cut. International markets, however, continued to decline. Emerging markets were hit especially hard by the combination of a slowing China, stronger U.S. Dollar and a general tightening in financial conditions. In late September, turbulence returned as the markets took the turn of the season to fall quite literally, shaken by a resolute Fed amid signs of slowing U.S. economic data. An historic

4

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2018

December decline took the S&P 500 Index from a sizable 11.2% advance at its September peak to a 4.4% loss for the calendar year.

Outside of the U.S., foreign equities were strongly negative as international stocks (MSCI ACWI ex-USA Index®) dropped 14.2% and emerging markets (MSCI EM Index) fell 14.6%. Bonds (Bloomberg Barclays U.S. Aggregate Bond Index), hurt by rising interest rates for the bulk of the year, made a fourth quarter charge to finish flat for 2018.

The Fund held up extremely well during the two larger equity declines, buffered by an underweight allocation to equities and an elevated cash position. Within U.S. equities, overweight allocations to growth stocks boosted returns, as did outperformance from our two core actively managed large cap funds. Timely allocations into Consumer Staples and Health Care were also additive. Detracting from returns were our overweight allocations to midcaps, Energy stocks and Commodities. Unfortunately, our equity composition was leaning a little too heavily on the international side early on, which detracted from returns. However, we quickly reallocated back toward the U.S. as our concerns grew over the potential for trade disruption. We also increased the use of dollar hedging, which aided performance as the dollar strengthened during the year. On the fixed income side, the Fund was rewarded for taking lower interest rate (duration) risk throughout the year as interest rates increased. The largest positive contributions came from our short-term holdings in corporate bonds and Treasuries. Below benchmark performance from our core actively managed holdings provided the largest drag on returns. Positions in TIPS (Treasury Inflation Protected Securities), which were negatively impacted by the steep decline in inflation break-evens late in the year, and longer-term Treasuries also detracted from the Fund’s return.

We are paying close attention to how the U.S. and global economies respond to less accommodative monetary conditions. From an historical perspective, U.S. interest rates are still very low. The notion that the U.S. could readily withstand still higher rates has been the prevailing view of most economists. We’ve long thought otherwise. Due to elevated, if not record, global debt levels, our view remains that interest rate sensitivity is very high. In other words, small increases in interest rates are now disproportionately impactful in slowing economic growth. If true, it could mean that the Fed is already overly restrictive and has possibly made a policy error in raising rates to current levels. Until remedied, this would be a hostile environment for risk assets. We believe recent economic weakness – housing and autos – is potentially corroborating this view. We stand ready to increase our level of defense if the backdrop deteriorates and believe that the Fund is well positioned for today’s increasingly volatile capital markets.

Average Annual Total Return (%) through December 31, 2018[1,2]
					Since
					5/1/09
	1 Year	3 Years	5 Years	10 Year	Inception

Ultra Series Conservative Allocation, Class I	-2.49	4.25	3.58	6.20	NA

Ultra Series Conservative Allocation, Class II	-2.73	3.99	3.32	NA	6.00

ICE BofAML US Corp, Govt & Mortg Index	0.00	2.07	2.61	3.44	3.54

Conservative Allocation Fund Custom Index	-2.60	4.15	3.80	6.39	6.55

See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/18

Alternative Funds	1.3%
Bond Funds	61.4%
Foreign Stock Funds	10.5%
Short-Term Investments	5.0%
Stock Funds	22.0%
Net Other Assets and Liabilities	(0.2)%

MODERATE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Moderate Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 60% equity investments and 40% fixed income investments. Underlying Funds in which the Fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

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Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2018

PERFORMANCE

The Ultra Series Moderate Allocation Fund (Class I) returned (4.36)% over the 12-month period, outperforming the Moderate Allocation Fund Custom Index return of (4.58)%. The Fund outperformed the Morningstar Moderate Allocation Category peer group, which returned (5.25)%.

After a long absence, volatility reestablished itself with authority over the past 12 months. Markets entered 2018 revved up on fresh U.S. fiscal stimulus provided by sweeping tax law changes and a broad-based synchronized global economic expansion. However, after making a parabolic 12% advance between mid-November 2017 and late January 2018, the S&P 500® experienced an abrupt 10% nosedive over two-weeks. Rising U.S. interest rates and the concern of an even more restrictive Federal Reserve rate hike campaign appeared to be behind the newfound market concerns.

By spring it was clear that economic growth in both Europe and China was slowing and failing to meet expectations, while talk of tariffs and a potential trade war sparked even greater worries on the global stage. The U.S. equity market was able to recover throughout the summer on the back of impressive earnings growth, assisted by the corporate tax cut. International markets, however, continued to decline. Emerging markets were hit especially hard by the combination of a slowing China, stronger U.S. Dollar and a general tightening in financial conditions. In late September, turbulence returned as the markets took the turn of the season to fall quite literally, shaken by a resolute Fed amid signs of slowing U.S. economic data. An historic December decline took the S&P 500 Index from a sizable 11.2% advance at its September peak to a 4.4% loss for the calendar year.

Outside of the U.S., foreign equities were strongly negative as international stocks (MSCI ACWI ex-USA Index®) dropped 14.2% and emerging markets (MSCI EM Index) fell 14.6%. Bonds (Bloomberg Barclays U.S. Aggregate Bond Index), hurt by rising interest rates for the bulk of the year, made a fourth quarter charge to finish flat for 2018.

The Fund held up extremely well during the two larger equity declines, buffered by an underweight allocation to equities and an elevated cash position. Within U.S. equities, overweight allocations to growth stocks boosted returns, as did outperformance from our two core actively managed large cap funds. Timely allocations into Consumer Staples and Health Care were also additive. Detracting from returns were our overweight allocations to midcaps, Energy stocks and Commodities. Unfortunately, our equity composition was leaning a little too heavily on the international side early on, which detracted from returns. However, we quickly reallocated back toward the U.S. as our concerns grew over the potential for trade disruption. We also increased the use of dollar hedging, which aided performance as the dollar strengthened during the year. On the fixed income side, the Fund was rewarded for taking lower interest rate (duration) risk throughout the year as interest rates increased. The largest positive contributions came from our short-term holdings in corporate bonds and Treasuries. Below benchmark performance from our core actively managed holdings provided the largest drag on returns. Positions in TIPS (Treasury Inflation Protected Securities), which were negatively impacted by the steep decline in inflation break-evens late in the year, and longer-term Treasuries also detracted from the Fund’s return.

We are paying close attention to how the U.S. and global economies respond to less accommodative monetary conditions. From an historical perspective, U.S. interest rates are still very low. The notion that the U.S. could readily withstand still higher rates has been the prevailing view of most economists. We’ve long thought otherwise. Due to elevated, if not record, global debt levels, our view remains that interest rate sensitivity is very high. In other words, small increases in interest rates are now disproportionately impactful in slowing economic growth. If true, it could mean that the Fed is already overly restrictive and has possibly made a policy error in raising rates to current levels. Until remedied, this would be a hostile environment for risk

6

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2018

assets. We believe recent economic weakness – housing and autos – is potentially corroborating this view. We stand ready to increase our level of defense if the backdrop deteriorates and believe that the Fund is well positioned for today’s increasingly volatile capital markets.

Average Annual Total Return (%) through December 31, 2018[1,2]
					Since
					5/1/09
	1 Year	3 Years	5 Years	10 Years	Inception

Ultra Series Moderate Allocation, Class I	-4.36	5.64	4.53	8.02	NA

Ultra Series Moderate Allocation, Class II	-4.60	5.38	4.27	NA	7.89

S&P 500® Index	-4.38	9.26	8.49	13.12	13.83

Moderate Allocation Fund Custom Index	-4.58	5.56	4.61	8.35	8.59

See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/18

Alternative Funds	2.2%
Bond Funds	37.8%
Foreign Stock Funds	18.7%
Short-Term Investments	7.3%
Stock Funds	37.7%
Net Other Assets and Liabilities	(3.7)%

AGGRESSIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Aggressive Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including ETFs, with target allocations over time of approximately 80% equity investments and 20% fixed income investments. Underlying Funds in which the Fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

PERFORMANCE

The Ultra Series Aggressive Allocation Fund (Class I) returned (6.16)% over the 12-month period, modestly outperforming the Aggressive Allocation Fund Custom Index return of (6.23)%. The Fund outperformed the Morningstar Aggressive Allocation Category peer group, which returned (7.01)%.

After a long absence, volatility reestablished itself with authority over the past 12 months. Markets entered 2018 revved up on fresh U.S. fiscal stimulus provided by sweeping tax law changes and a broad-based synchronized global economic expansion. However, after making a parabolic 12% advance between mid-November 2017 and late January 2018, the S&P 500® experienced an abrupt 10% nosedive over two-weeks. Rising U.S. interest rates and the concern of an even more restrictive Federal Reserve rate hike campaign appeared to be behind the newfound market concerns.

By spring it was clear that economic growth in both Europe and China was slowing and failing to meet expectations, while talk of tariffs and a potential trade war sparked even greater worries on the global stage. The U.S. equity market was able to recover throughout the summer on the back of impressive earnings growth, assisted by the corporate tax cut. International markets, however, continued to decline. Emerging markets were hit especially hard by the combination of a slowing China, stronger U.S. Dollar and a general tightening in financial conditions. In late September, turbulence returned as the markets took the turn of the season to fall quite literally, shaken by a resolute Fed amid signs of slowing U.S. economic data. An historic December decline took the S&P 500 Index from a sizable 11.2% advance at its September peak to a 4.4% loss for the calendar year.

7

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2018

Outside of the U.S., foreign equities were strongly negative as international stocks (MSCI ACWI ex-USA Index®) dropped 14.2% and emerging markets (MSCI EM Index) fell 14.6%. Bonds (Bloomberg Barclays U.S. Aggregate Bond Index), hurt by rising interest rates for the bulk of the year, made a fourth quarter charge to finish flat for 2018.

The Fund held up extremely well during the two larger equity declines, buffered by an underweight allocation to equities and an elevated cash position. Within U.S. equities, overweight allocations to growth stocks boosted returns, as did outperformance from our two core actively managed large cap funds. Timely allocations into consumer staples and health care were also additive. Detracting from returns were our overweight allocations to midcaps, Energy stocks and Commodities. Unfortunately, our equity composition was leaning a little too heavily on the international side early on, which detracted from returns. However, we quickly reallocated back toward the U.S. as our concerns grew over the potential for trade disruption. We also increased the use of dollar hedging, which aided performance as the dollar strengthened during the year. On the fixed income side, the Fund was rewarded for taking lower interest rate (duration) risk throughout the year as interest rates increased. The largest positive contributions came from our short-term holdings in corporate bonds and Treasuries. Below benchmark performance from our core actively managed holding and our long-term Treasury position provided the largest drag on the Fund’s return.

We are paying close attention to how the U.S. and global economies respond to less accommodative monetary conditions. From an historical perspective, U.S. interest rates are still very low. The notion that the U.S. could readily withstand still higher rates has been the prevailing view of most economists. We’ve long thought otherwise. Due to elevated, if not record, global debt levels, our view remains that interest rate sensitivity is very high. In other words, small increases in interest rates are now disproportionately impactful in slowing economic growth. If true, it could mean that the Fed is already overly restrictive and has possibly made a policy error in raising rates to current levels. Until remedied, this would be a hostile environment for risk assets. We believe recent economic weakness – housing and autos – is potentially corroborating this view. We stand ready to increase our level of defense if the backdrop deteriorates and believe that the Fund is well positioned for today’s increasingly volatile capital markets.

Average Annual Total Return (%) through December 31, 2018[1,2]
					Since
					5/1/09
	1 Year	3 Years	5 Years	10 Years	Inception

Ultra Series Aggressive Allocation, Class I	-6.16	6.58	5.17	9.61	NA

Ultra Series Aggressive Allocation, Class II	-6.39	6.32	4.90	NA	9.45

S&P 500® Index	-4.38	9.26	8.49	13.12	13.83

Aggressive Allocation Fund Custom Index	-6.23	6.64	5.21	9.83	10.16

See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/18

Alternative Funds	3.4%
Bond Funds	19.7%
Collateral for Securities on Loan	2.8%
Foreign Stock Funds	24.9%
Short-Term Investments	1.8%
Stock Funds	49.2%
Net Other Assets and Liabilities	(1.8)%

CORE BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Core Bond Fund invests at least 80% of its net assets in bonds. To keep current income relatively stable and to limit share price volatility, the Fund emphasizes investment grade securities and maintains an intermediate (typically 3-7 year) average portfolio duration, with the goal of being between 85-115% of the market benchmark duration. The Fund also strives to add incremental return in the portfolio by making strategic decisions relating to credit risk, sector exposure and yield curve positioning. The Fund may invest in corporate debt securities, U.S. Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed and commercial mortgage-backed securities.

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Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2018

PERFORMANCE

The Ultra Series Core Bond Fund (Class I) returned (0.62)% over the 12-month period, underperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond® Index, which returned 0.01%. The Morningstar Intermediate-Term Bond peer group returned (0.58)% for the period.

Performance in 2017 was strong and the economy was on solid footing and trending higher, leading to optimistic investor sentiment as 2018 began. For much of 2018, risk assets moved higher as the economy grew at a solid rate. However, as investors entered the fourth quarter, risk appetite quickly diminished. Plunging oil prices, the fourth increase in the Federal Funds Rate (FFR) for 2018, a shrinking Federal Reserve (Fed) balance sheet and a continuing trade war all weighed on investor sentiment and cracks began to surface in risk assets. Equity markets turned south first and had one of the worst quarters in a number of years with the S&P 500® returning (13.52)% during the fourth quarter. Equity market weakness and investor worries pushed investment grade credit returns versus Treasuries into negative territory for the year.

2018 was a rough year for risk assets. Equities and both investment grade and high yield credit all had negative returns for the first time since 2015. The Bloomberg Barclay’s U.S. Credit Index® had a total return of (2.11)% and an excess return of (2.11)% versus Treasuries. There was no place to hide on a sector level as Industrials, Utilities and Financials all had negative excess returns. However, there were significant differences in the performance of credit by maturity. Shorter maturity credit significantly outperformed longer credit, both on a total return and excess return versus Treasuries. The Bloomberg Barclay’s 1-3 year U.S. Credit® Index had a total return of 1.64% and an excess return of (0.01)%. This compared favorably to longer credit as the Bloomberg Barclay’s Long U.S. Credit® Index had a total return of (6.76)% and an excess return of (6.06)%. One of the largest drivers of the underperformance was due to the flattening Treasury curve and the additional credit spread needed to offset this flattening.

The high yield sector fared no better with the Bloomberg Barclay’s U.S. Corporate High Yield® Index returning (2.08)% in 2018. High yield held up well for most of the year, but in the fourth quarter equity weakness and increased overall volatility pushed bonds lower. Lower quality triple-C rated bonds significantly underperformed double-B rated bonds as access to the capital markets greatly diminished for highly leveraged firms. Liquidity has become so poor for many firms that there wasn’t a single index eligible high yield bond issued in December. This was the first time since December 2008 that this occurred.

There were also significant money outflows within the investment grade and high yield bond markets during the second half of 2018. According to a Wells Fargo report (Credit Flows: Supply & Demand for the Week of December 20-December 26), money market funds had the largest positive flow for 2018 with leveraged loans, high yield and equities having the largest outflows. The likelihood that foreign investors will pick-up the slack is low given high hedging costs and the large disparity in funding rates from multiple FFR hikes.

Elevated Interest Rate Volatility

Volatility was not isolated to the equity and credit markets. Interest rates swung wildly during the year as market participants attempted to price various paths for the FFR. The Fed increased the FFR four times in 2018 to an effective rate of roughly 2.40% by December. These actions by the Fed put significant pressure on shorter maturities and thus flattened the yield curve. The two-year Treasury yield had increased at one point by over 100 basis points (bps) to 2.97% after starting the year at 1.89%. However, by year-end, the two-year Treasury had fallen to 2.48% after the market began to price in a slowing economy in 2019 and 2020.

Longer Treasuries also rose but not to the same extent as shorter maturities. Ten-year Treasury yields rose 29 bps to 2.69%, and thirty-year Treasuries rose 28 bps to 3.02%. Longer-maturity rates were significantly higher during the fourth-quarter versus year-end levels but as risk off sentiment entered the market, rates fell significantly off the highs.

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Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2018

Positioning

As we look to 2019, the Fund is currently at 95% duration versus its benchmark, which is the longest relative duration in the last five years. The credit allocation will continue to be scrutinized and opportunities to sell credit and swap into securitized products will be explored. The Fund continues to look for opportunities to move the duration towards neutral versus the benchmark while owning a higher credit quality portfolio versus many of its peers.

Average Annual Total Return (%) through December 31, 2018[1]
					Since
					5/1/09
	1 Year	3 Years	5 Years	10 Years	Inception

Ultra Series Core Bond, Class I	-0.62	1.70	2.00	2.98	NA

Ultra Series Core Bond, Class II	-0.87	1.45	1.74	NA	2.75

Bloomberg Barclays U.S. Aggregate Bond Index	0.01	2.06	2.52	3.48	3.55

See accompanying Notes to Management’s Discussion of Fund Performance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/18

Asset Backed Securities	4.9%
Collateralized Mortgage Obligations	2.2%
Commercial Mortgage-Backed Securities	2.4%
Corporate Notes and Bonds	35.1%
Long Term Municipal Bonds	5.0%
Mortgage Backed Securities	25.1%
Short-Term Investments	2.3%
U.S. Government and Agency Obligations	22.0%
Net Other Assets and Liabilities	1.0%

HIGH INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as “junk” bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the Fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

PERFORMANCE

The Ultra Series High Income Fund (Class I) returned (3.20)% during the period, lagging the ICE Bank of America Merrill Lynch U.S. High Yield Constrained® Index’s (2.27)% return. The Fund also trailed its Morningstar High Yield Bond Category peer group, which returned (2.86)%.

The high yield market in 2018 experienced its worst performance since 2015 and only its second annual decline since 2008. This year’s weakness came entirely during the fourth quarter as investor’s began pricing in: 1) a 38% fourth quarter year-over-year decline in the price of crude oil; 2) the prospect for slower grow in the U.S. economy in 2019; 3) an outlook for lower corporate profit growth; 4) higher interest rates along with the potential for additional hikes; and 5) escalating trade war concerns. As a result of these issues, the average spread-over-Treasuries, or the additional yield investor’s receive from assets that carry greater risk than government bonds, ended the year at 537 basis points (bps; 1 basis point equals 0.01%), or 164 bps wider than at the end of 2017.

Within the high yield rating categories, B-rated bonds had the best relative annual total return at (1.54)%, while BB-rated bonds slightly underperformed at (2.46)%. CCC-rated bonds underperformed the most with a (4.15)% total return. The outperformance by the B category was largely driven by a 1.41% total return from shorter maturities (1-5 years), which was supported by an accommodative new issue market throughout most of the year.

On a sector level, the Fund had underexposure to Energy (6.37)%, Metals & Mining (3.31)% and Telecommunications (1.08%). The Fund underperformed in

10

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2018

its bond selection within the Services, Media and Consumer Goods sectors. Partially offsetting these negatives, the Fund had a positive contribution to performance from an underweight in the Energy and a higher cash balance. The Fund also benefited from bond selection in the Healthcare sector. As of December 31, 2018, the yield-to-worst of the Fund was 7.08% and the average rating within the Fund was B2.

For 2019, the Fund will continue to emphasize BB-rated and B-rated corporate bonds. Even with the recent spread widening, we see little on the near-term horizon to drive material price appreciation. Our targeted total return factors in a conservative fundamental view, as well as the likelihood of another interest rate hike (we view the Federal Reserve’s decisions as a wildcard to the annual performance). Therefore, we anticipate a potential decline in bond prices could offset the positive return generated by coupon income. We intend to maintain our bias towards higher quality credit and a relatively higher cash position.

Average Annual Total Return (%) through December 31, 2018[1]
					Since
					5/1/09
	1 Year	3 Years	5 Years	10 Years	Inception

Ultra Series High Income, Class I	-3.20	4.90	2.75	7.79	NA

Ultra Series High Income, Class II	-3.44	4.64	2.49	NA	6.34

ICE BofAmerica Merrill Lynch US High Yield Constrained Index	-2.27	7.27	3.83	11.02	9.54

See accompanying Notes to Management’s Discussion of Fund Performance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/18

Communication Services	4.6%
Consumer Discretionary	20.3%
Consumer Staples	8.5%
Energy	10.7%
Financials	8.4%
Health Care	7.8%
Industrials	18.0%
Information Technology	0.5%
Materials	5.1%
Real Estate	2.7%
Short-Term Investments	12.7%
Utilities	4.3%
Net Other Assets and Liabilities	(3.6)%

DIVERSIFIED INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds; however, under normal market conditions, the Fund’s portfolio managers generally attempt to target a 40% bond and 60% stock investment allocation. Nevertheless, bonds (including investment grade, high yield and mortgage- or asset-backed) may constitute up to 80% of the Fund’s assets, stocks (including common stocks, preferred stocks and convertible bonds) may constitute up to 70% of the Fund’s assets, real estate securities may constitute up to 25% of the Fund’s assets, foreign (including American Depositary Receipts (“ADRs”) and emerging market) stocks and bonds may constitute up to 25% of the Fund’s assets, and money market instruments may constitute up to 25% of the Fund’s assets. Although the Fund is permitted to invest up to 80% of its assets in lower credit quality bonds, under normal circumstances, the Fund intends to limit the investment in lower credit quality bonds to less than 50% of the Fund’s assets. The balance between the two strategies of the Fund (fixed income and equity investing) is determined after reviewing the risks associated with each type of investment, with the goal of meaningful risk reduction as market conditions demand.

11

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PERFORMANCE

For the twelve month period, the Ultra Series Diversified Income Fund (Class I) returned (0.76)% compared to its custom blended benchmark (50% S&P 500® Index and 50% ICE Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index) return of (1.90)%. The Fund’s Morningstar peer group, the Moderate Allocation Category, returned (5.25)% over the same period.

The equity portion of the Fund outpaced its S&P 500 Index® benchmark for the year. Sector allocation was negative and stock selection accounted for all of the outperformance versus the index. Overweight positions in Industrials and Energy detracted from results. In terms of stock selection, there were positive contributions from Health Care, Financials, Consumer Staples, Technology, Industrials and Materials, which were partially offset by weakness in Energy and Utilities. Within Health Care, Merck (MRK) was the best performing stock in the portfolio. Global pharmaceutical firm Pfizer (PFE) also performed well. Both companies have solid drug pipelines and reported better than expected earnings. In Financials, CME Group (CME) was a top performing stock. Within Technology, software firm Microsoft (MSFT) and internet routing company Cisco Systems (CSCO) were notable outperforming stocks. Each firm is benefitting from a transition to its cloud services, which appear to have better growth prospects than traditional hardware products. On the negative side, in Energy, Schlumberger (SLB) negatively impacted performance. The Fund sold SLB as we believed the thesis was unlikely to play out due to low energy prices. Within Financials, regional bank firm Wells Fargo (WFC) was the worst performing stock in the portfolio. While there were market concerns about slowing loan growth and potential margin pressure, we believe the thesis remains intact.

Within Industrials, global conglomerate 3M (MMM) and airfreight and logistics firm UPS (UPS) underperformed due to worries about slowing global growth. Despite the short-term setback, we believe each thesis is intact. Another notable underperforming stock was coffee and pet food manufacturer J.M. Smucker (SJM) in Consumer Staples. The Fund sold SJM as we believe it lacked pricing power and it participated in slow growth categories with little product differentiation. The Fund continues to hold all stocks mentioned above except for SJM and SLB.

The Fixed Income allocation of the Fund lagged its ICE BAML US Corporate, Government & Mortgage Index® benchmark over the last twelve months. Bond performance was aided by a more conservative duration posture relative to the Index and a market value overweight in credit securities which boosted portfolio yield. However, these additive positions were offset by significant credit spread widening as the year ended. The Fund benefited from owning longer Treasuries as the yield curve flattened but this impact was negated by having a lower overall duration than the benchmark as yields on longer-maturity Treasuries rallied sharply in the final months of 2018.

Average Annual Total Return (%) through December 31, 2018[1]
					Since
					5/1/09
	1 Year	3 Years	5 Years	10 Years	Inception

Ultra Series Diversified Income, Class I	-0.76	7.02	5.62	8.24	NA

Ultra Series Diversified Income, Class II	-1.01	6.75	5.35	NA	8.65

S&P 500® Index	-4.38	9.26	8.49	13.12	13.83

ICE BofAML US Corp, Govt & Mortgage Index	0.00	2.07	2.61	3.44	3.54

Custom Blended Index (50% Fixed, 50% Equity)	-1.90	5.79	5.70	8.45	8.81

See accompanying Notes to Management’s Discussion of Fund Performance.

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SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/18

Asset Backed Securities	1.7%
Collateralized Mortgage Obligations	1.2%
Commercial Mortgage-Backed Securities	0.7%
Common Stocks	63.9%
Corporate Notes and Bonds	11.5%
Long Term Municipal Bonds	2.3%
Mortgage Backed Securities	8.3%
Short-Term Investments	3.8%
U.S. Government and Agency Obligations	6.5%
Net Other Assets and Liabilities	0.1%

LARGE CAP VALUE FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Large Cap Value Fund will, under normal market conditions, maintain at least 80% of its net assets in large cap stocks. The Fund follows a “value”approach, meaning the portfolio managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the Fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The Fund will diversify its holdings among various industries and among companies within those industries.

PERFORMANCE

In the past twelve months, the Ultra Series Large Cap Value Fund (Class I) returned (12.59)%, which lagged the Russell 1000® Value Index return of (8.27)%. The Fund underperformed its Morningstar peer group, the Morningstar Large Value Category, which returned (9.28)% for the period.

Sector allocation was positive while stock selection was negative and accounted for all of the performance discrepancy versus the Index. For sector allocation, an overweight position in Utilities and an underweight position in Financials were additive to results. In terms of stock selection, there were positive contributions in Utilities, Health Care, Industrials and Consumer Staples, which were more than offset by negative results in Energy, Materials, Communications Services, Consumer Discretionary and Real Estate. In Utilities, NRG Energy (NRG) was the best performing stock in the portfolio, while AES Corp. (AES) was another stock that performed well in that sector. Within Technology, disk drive manufacturer Seagate Technology (STX) contributed nicely to results. It benefited from strong demand for its hard and solid-state discs that are being used in a variety of different areas within computing. The Fund sold STX after it reached a full valuation. In Health Care, Eli Lilly and Co. (LLY) was a strong performing stock, along with managed care firm Humana (HUM). It benefitted from solid enrollment growth in its Medicare Advantage health plans. On the negative side, the Fund’s Energy and Materials investments underperformed coincident with falling oil prices and slowing global growth expectations. Within Energy, Transocean Ltd. (RIG), Range Resources (RRC), Murphy Oil (MUR) and oilfield service firm Haliburton (HAL) all trailed the Index. The Fund sold HAL, RIG and RRC. Another notable underperforming stock was gold producer Newmont Mining (NEM). It was negatively impacted by falling gold prices early in the year and was sold. The Fund continues to hold AES, HUM, LLY, NRG and MUR.

The fourth quarter, and in turn the full year, was among the most difficult periods we can remember. In general, stocks with strong balance sheets performed the best and, conversely, stocks with the most debt on the balance sheet performed the worst. The Fund sold stocks that had considerable debt outstanding and has repositioned into companies with stronger balance sheets. We believe this will add value in 2019. In prior instances of challenging results, the Fund has recovered well by sticking to our process of owning stocks with rising return on invested capital. We will continue to work hard to find these stocks and improve upon the investment results realized in 2018.

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Average Annual Total Return (%) through December 31, 2018[1]
					Since
					5/1/09
	1 Year	3 Years	5 Years	10 Years	Inception

Ultra Series Large Cap Value, Class I	-12.59	4.71	4.66	9.51	NA

Ultra Series Large Cap Value, Class II	-12.81	4.45	4.40	NA	10.47

Russell 1000® Value Index	-8.27	6.95	5.95	11.18	12.47

See accompanying Notes to Management’s Discussion of Fund Performance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/18

Communication Services	11.3%
Consumer Staples	9.0%
Energy	7.5%
Financials	16.1%
Health Care	18.7%
Industrials	4.8%
Information Technology	2.4%
Materials	6.0%
Real Estate	3.6%
Short-Term Investments	5.8%
Utilities	16.4%
Net Other Assets and Liabilities	(1.6)%

LARGE CAP GROWTH FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Large Cap Growth Fund invests primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its net assets in large cap stocks. The Fund invests in well-established companies with competitive advantages that have demonstrated patterns of consistent growth. To a lesser extent, the Fund may invest in the stocks of less established companies that may offer more rapid growth potential. The Fund invests when a stock trades at a good price in relation to underlying value and the Fund looks to sell or trim a stock when the portfolio manager deems a stock to be overpriced compared to underlying value.

PERFORMANCE

The Ultra Series Large Cap Growth Fund (Class I) returned (0.28)% for the twelve months ended December 31, 2018, beating the Russell 1000 Growth® Index return of (1.51)%. The Fund outperformed its peer group, the Morningstar Large Growth Category, which returned (1.50)% for the same period.

For the first nine months of the year, the market continued to march steadily upward. The Russell 1000® Growth Index was up a robust 17% through September, 2018. The advance was led by strong performance from the large Technology stocks and rapidly growing companies with lofty valuation multiples (“growth stocks”). Volatility finally returned to the markets in October, as investors started to become increasingly worried about escalating trade tensions, emerging market weakness and rising interest rates. The Index fell by double-digits in the fourth quarter, giving back all of its earlier gains. Throughout 2018, we found opportunities to sell and trim holdings deemed expensive and reinvest these proceeds in stocks with more reasonable valuation levels.

The Large Cap Growth strategy also made a number of portfolio changes in early April, when portfolio management duties transitioned over to the Madison U.S. Equity Team. The new composition mirrors the holdings of the Madison Large Cap strategy. This activity led to portfolio turnover of more than 70% during the year, which is well above the range we’d typically expect. However, we believe the turnover has been productive because it related to improving the risk-reward proposition of the Fund.

For the year, the Fund enjoyed strong relative performance from its Industrials and Materials holdings, which held up far better than the benchmark constituents in these sectors. This

14

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2018

is attributable to the fact that most of the Fund’s Industrial holdings are “asset-light” or service companies rather than cyclical, heavy-industry businesses. These industrial service holdings posted strong sales and earnings performance over the past year. The Fund also enjoyed good returns from its Specialty Retail holdings. We believe that 2017’s pessimism about brick and mortar retailers led to opportunities in our retail stocks that bore fruit in 2018. The Fund’s Real Estate sector holdings also outperformed its sector for the year.

The Fund’s Energy, Health Care and Financial holdings experienced returns that were similar to the corresponding benchmark sectors such that these sectors were roughly neutral to relative performance.

Information Technology was a fairly strong sector for the S&P 500® during 2018. The Fund was underweight Information Technology, and our holdings in the sector underperformed their benchmark comparison in aggregate. We added an Information Technology consulting stock and an analog Semiconductor stock over the course of the year that we expect to contribute positively to future returns. The Fund’s Consumer Staples holdings also underperformed in 2018. This was primarily a result of disappointing volume growth from our food and beverage stocks.

Our goal is to provide superior long-term returns while assuming less risk. We continue to believe in the merit of thinking independently, investing for the long-term, and emphasizing risk management. We believe that this strategy will outperform over a full market cycle.

Average Annual Total Return (%) through December 31, 2018[1]
					Since
					5/1/09
	1 Year	3 Years	5 Years	10 Years	Inception

Ultra Series Large Cap Growth, Class I	-0.28	8.84	8.34	12.72	NA

Ultra Series Large Cap Growth, Class II	-0.53	8.57	8.07	NA	11.89

Russell 1000® Growth Index	-1.51	11.15	10.40	15.29	15.20

See accompanying Notes to Management’s Discussion of Fund Performance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/18

Consumer Discretionary	23.0%
Financials	14.9%
Health Care	16.3%
Industrials	9.7%
Information Technology	21.5%
Materials	8.4%
Real Estate	4.1%
Short-Term Investments	2.0%
Net Other Assets and Liabilities	0.1%

MID CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Mid Cap Fund generally invests in common stocks of midsize companies and will, under normal market conditions, maintain at least 80% of its net assets in mid cap securities. The Fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The Fund’s portfolio managers believe in selecting stocks for the Fund that show steady, sustainable growth and reasonable valuations. As a result, stocks of issuers that are believed to have a blend of both value and growth potential will be selected for investment.

PERFORMANCE

The Ultra Series Mid Cap Fund (Class I) returned (1.50)% for the annual period, sharply outperforming its benchmark Russell Midcap® Index’s (9.06)% return. The Fund outperformed its peer group, the Morningstar Mid-Cap Growth category, which returned (4.04)%.

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Strong stock selection was the primary driver of outperformance during the past 12 months. We construct our portfolio using a bottom-up process, and make no attempt to target sector allocations relative to any index except to diversify adequately for prudent risk management.

That being said, the Mid Cap Fund was underweight in the three strongest sectors of the benchmark – Communication Services, Utilities and Information Technology. We were also hurt by an overweighting in Materials, which was one of the worst performing sectors. Excellent relative performance from our holdings in Consumer Discretionary, Industrials and Financials more than offset these allocation headwinds. Our top individual contributors were O’Reilly Automotive, Copart, CDW, TJX Companies and Zoetis. Our largest detractors were Liberty Global, Axalta Coating Systems, Mohawk Industries, Liberty Broadband and Crown Holdings.

O’Reilly Automotive owns and operates auto parts stores. O’Reilly has recently seen same stores sales growth accelerate to mid-single digit rates, which is in-line with historical averages. The stock price has closely followed this improvement in sales. Copart is an auctioneer of salvaged cars. Copart delivered another year of healthy unit volume growth. The robust performance was driven by strength in both core domestic salvage operations and non-salvage operations. CDW is a value-added distributor selling hardware, software and services from thousands of vendors. The company is benefitting from secular growth in Information Technology spending. TJX Companies operates several off-price retail concepts across the globe. Off-price retail has consistently taken share from department stores and specialty apparel stores due to its affordable, exciting and ever-changing assortment of merchandise. Zoetis, the largest global manufacturer of drugs and vaccines for animals, continues to benefit from new product launches and the robust demand for pet medications. Management’s focus on controlling costs has also lead to significant improvements in Zoetis’ profitability over the past several years.

Liberty Global, an international telecom provider, had a tough year due to lackluster subscriber numbers and concerns that regulators will hold up a deal to sell their German and Eastern European assets to Vodafone. Results in the UK have been disappointing and the outcome of the Vodafone transaction is difficult to handicap, but we still think the strategic value of Liberty Global’s assets provides a talented management team with opportunities to unlock shareholder value through asset swaps, asset sales or an outright sale of the company. The recent spike in oil prices has weighed on margins at Mohawk and Axalta. Both of these businesses rely heavily on petroleum-derived inputs in their manufacturing processes. This raw material inflation is largely a cyclical phenomenon. We believe Mohawk and Axalta will eventually improve profitability through price increases and productivity initiatives. Crown Holdings, a global can maker, surprised investors last December when they decided to lever up and acquire a transit packaging company. This news was disappointing, but valuation is now extremely cheap, the integration has gone well and the core business is growing nicely.

Average Annual Total Return (%) through December 31, 2018[1]
					Since
					5/1/09
	1 Year	3 Years	5 Years	10 Years	Inception

Ultra Series Mid Cap, Class I	-1.50	8.75	7.38	14.77	NA

Ultra Series Mid Cap, Class II	-1.75	8.48	7.11	NA	13.21

Russell Midcap® Index	-9.06	7.04	6.26	14.03	13.95

See accompanying Notes to Management’s Discussion of Fund Performance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/18

Consumer Discretionary†	31.5%
Consumer Staples	0.9%
Financials	23.1%
Health Care	6.9%
Industrials	13.7%
Information Technology	9.3%
Materials	7.5%
Real Estate	2.9%
Short-Term Investments	4.4%
Net Other Assets and Liabilities	(0.2)%

†Consumer Discretionary includes securities in the following industries: Household Durables, Media, Multiline Retail and Specialty Retail.

INTERNATIONAL STOCK FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series International Stock Fund will invest, under normal market conditions, at least 80% of its net assets in the stock of foreign companies. Typically, a majority of the Fund’s assets are invested in relatively large cap stocks of

16

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companies located or operating in developed countries. The Fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the Fund’s portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The Fund may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

PERFORMANCE

The Ultra Series International Stock Fund (Class I) returned (13.69)% for the past twelve months compared to the MSCI EAFE Index® (net) return of (13.79)%. The Fund outperformed its peer group, the Morningstar Foreign Large Blend Category, which returned (15.30)%.

Global equities declined significantly in 2018 as investor sentiment was undermined by global macroeconomic and geopolitical trends, including interest rate pressures, trade disputes and populism. Riskier assets around the world sold off, with many generating their worst calendar-year performance since the global financial crisis a decade ago. The MSCI EAFE Index® declined 12.5% in the fourth quarter and was down 13.8% in 2018. Emerging markets equities (represented by the MSCI EM Index®) fell less in the fourth quarter by declining 7.5%, but they fell dramatically earlier in the year and ended 2018 down 14.6%. U.S. equities joined the rout, plunging 13.5% in the quarter and ending the year down 4.4%. These returns are notable given the outperformance of U.S. equities over international equities over much of the past decade.

The decline of investor confidence in 2018 was most pronounced in emerging markets equities, which fell 14.6% for the year. Most of these losses occurred earlier in the year before the decline in developed markets. Some of this performance reflected the fact that emerging markets generated extraordinary returns in 2017 and that the asset class is relatively volatile. However, the downturn was also due to a significant shift in investor sentiment from the beginning of the year, when confidence was high as the major global economies appeared to be growing together and investors expected healthy earnings. Within a few months, however, U.S. economic growth, boosted by tax cuts and fiscal stimulus, appeared to diverge from the rest of the world. Relatively strong U.S. growth supported further Fed rate hikes which in turn boosted the U.S. dollar early in the year.

Portfolio Review

Stock selection in the Consumer Discretionary sector was among the largest drivers of relative returns. Don Quijote, a Japanese discount retailer that focuses on lower cost household items to drive store traffic, performed well, rising almost 20%. The company announced a favorable, significant transaction with Family Mart. This involves Don Quijote taking full control of the struggling Uny chain of stores, while Family Mart tendered for 20% of Don Quijote shares in the market. Elsewhere, stock selection in the Financial sector was additive to relative returns. Aon, the global insurance broker domiciled in the United Kingdom, helped performance during the year. This long-term holding has demonstrated the ability to generate strong free cash flow from operating leverage derived from improving organic growth and disciplined spending and capital allocation. The rising free cash flow has been used for sizable and consistent share buybacks. Also in the sector, DBS Group Holdings, Singapore’s largest bank, outperformed. Our original thesis was predicated on an increase in net interest margins and fading bad debt charges. In a year when most U.S. and European banks saw significant multiple compression, DBS outperformed with higher margins resulting from a consistent focus on increasing digitization, improving credit quality and solid loan demand. Stock selection in the Health Care sector was also beneficial to relative returns as shares of Medtronic, the Irish-domiciled global leader in medical devices, positively impacted

17

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2018

performance. Our thesis of improving revenue growth from new product launches, coupled with margin expansion from an increased focus on costs, continued to play out. Lastly, stock selection in the United Kingdom helped relative returns.

In contrast, stock selection in the Consumer Staples sector detracted from relative returns. British American Tobacco declined as the sensitivities around the potential ban of menthol in the U.S. combustibles market made the potential for significant earnings per share (EPS) contraction more of a reality. For several quarters, we had thought the growth algorithm in the combustible business (modest volume declines more than offset by price increases) remained generally intact despite a short-term volume setback early in the year, and the stock represented good relative value. However, due to the fact that management had more recently appeared less confident in their margin outlook, along with the potential menthol ban and high financial leverage of the business model, we deemed the thesis impaired and sold the stock. In the Energy sector, Canadian integrated oil sands and refinery company, Suncor, lagged on the back of a very weak commodity. With cash operating costs below $50 /barrel, however, we believe Suncor will continue to generate significant free cash flow. Management spent the past several years repositioning their portfolio by selling highly valued infrastructure and renewables as well as downstream assets and buying cheap, synergistic oil assets. Lastly, the portfolio’s lower-than-benchmark weights in the Utilities and Health Care sectors detracted from relative returns.

Outlook

The uncertainty and volatility global investors faced last year will likely continue in 2019. We see this, however, as a partly positive development. The fact that investors are pricing in risks leads us to be more constructive about markets going forward given that valuations have come down. We acknowledge challenges for growth, geopolitics and corporate earnings, but we also note that prior market reverses have led to more realistic pricing and, in some cases, opportunities. Over the past 20 years, when valuations have been at the current level or less expensive, the median 3-year forward return for the market has been nearly double that of the overall median market return.

We note that multiples for global equity markets compressed significantly in 2018. From this perspective, non-U.S. markets look attractive, particularly when compared to U.S. markets. EAFE offers historically cheap valuations compared to the United States, more room for margin improvement and lower expectations. We believe that many multiples are attractive and that investor expectations for 2019 earnings look achievable.

Average Annual Total Return through December 31, 2018[1]
					Since
					5/1/09
	1 Year	3 Years	5 Years	10 Years	Inception

Ultra Series International Stock, Class I	-13.69	0.89	-1.56	5.52	NA

Ultra Series International Stock, Class II	-13.91	0.63	-1.81	NA	5.84

MSCI EAFE Index (net)	-13.79	2.87	0.53	6.32	6.86

See accompanying Notes to Management’s Discussion of Fund Performance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/18

Communication Services	6.5%
Consumer Discretionary	14.4%
Consumer Staples	8.1%
Energy	6.5%
Financials	19.3%
Health Care	7.7%
Industrials	15.9%
Information Technology	6.6%
Materials	5.5%
Real Estate	2.7%
Short-Term Investments	5.7%
Utilities	1.8%
Net Other Assets and Liabilities	(0.7)%

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GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/18

United Kingdom	17.9%
Japan	12.9%
France	11.2%
Switzerland	7.4%
Netherlands	6.9%
Canada	6.1%
United States	5.7%
Germany	5.5%
Ireland	4.2%
Sweden	3.4%
Norway	3.1%
Finland	2.9%
Singapore	2.7%
Australia	2.0%
Belgium	1.8%
Spain	1.8%
Denmark	1.4%
India	1.4%
Hong Kong	0.9%
Israel	0.8%
South Korea	0.7%
Net Other Assets and Liabilities	(0.7)%

MADISON TARGET RETIREMENT 2020 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2020 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2020. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE

The Ultra Series Target Retirement 2020 Fund (Class I) returned (2.11)% in the 12-month period, outperforming the S&P Target Date® To 2020 Index, which returned (3.22)%, and the Morningstar Target Date 2020 Category peer group which returned (4.54)%.

After a long absence, volatility reestablished itself with authority over the past 12 months. Markets entered 2018 revved up on fresh U.S. fiscal stimulus provided by sweeping tax law changes and a broad-based synchronized global economic expansion. However, after making a parabolic 12% advance between mid-November 2017 and late January 2018, the S&P 500® experienced an abrupt 10% nosedive over two-weeks. Rising U.S. interest rates and the concern of an even more restrictive Federal Reserve rate hike campaign appeared to be behind the newfound market concerns.

By spring it was clear that economic growth in both Europe and China was slowing and failing to meet expectations, while talk of tariffs and a potential trade war sparked even greater worries on the global stage. The U.S. equity market was able to recover throughout the summer on the back of impressive earnings growth, assisted by the corporate tax cut. International markets, however, continued to decline. Emerging markets were hit especially hard by the combination of a slowing China, stronger U.S. Dollar and a general tightening in financial conditions. In late September, turbulence returned as the markets took the turn of the season to fall quite literally, shaken by a resolute Fed amid signs of slowing U.S. economic data. An historic December decline took the S&P 500 Index from a sizable 11.2% advance at its September peak to a 4.4% loss for the calendar year.

19

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2018

Outside of the U.S., foreign equities were strongly negative as international stocks (MSCI ACWI ex-USA Index®) dropped 14.2% and emerging markets (MSCI EM Index®) fell 14.6%. Bonds (Bloomberg Barclays U.S. Aggregate Bond Index®), hurt by rising interest rates for the bulk of the year, made a fourth quarter charge to finish flat for 2018.

The Fund held up extremely well during the two larger equity declines, buffered by an underweight allocation to equities and an elevated cash position. Within U.S. equities, overweight allocations to large caps and Technology stocks boosted returns. Detracting from performance were our overweight allocations to the Financial sector, Energy stocks and Commodities. Outside the U.S., the largest positive impact came from our two minimum volatility ETF holdings, which declined by less than half of the MSCI ACWI ex-US Index. We also increased our use of dollar hedging, which aided performance as the dollar strengthened during the year. On the fixed income side, the Fund was rewarded for taking lower interest rate (duration) risk throughout the year as interest rates increased. The largest positive contributions came from our intermediate-term Treasury and short-term corporate bond holdings. Positions in TIPS (Treasury Inflation Protected Securities), which were negatively impacted by the steep decline in inflation break-evens late in the year, and longer-term Treasuries were the largest performance detractors.

We are paying close attention to how the U.S. and global economies respond to less accommodative monetary conditions. From an historical perspective, U.S. interest rates are still very low. The notion that the U.S. could readily withstand still higher rates has been the prevailing view of most economists. We’ve long thought otherwise. Due to elevated, if not record, global debt levels, our view remains that interest rate sensitivity is very high. In other words, small increases in interest rates are now disproportionately impactful in slowing economic growth. If true, it could mean that the Fed is already overly restrictive and has possibly made a policy error in raising rates to current levels. Until remedied, this would be a hostile environment for risk assets. We believe recent economic weakness – housing and autos – is potentially corroborating this view. We stand ready to increase our level of defense if the backdrop deteriorates and believe that the Fund is well positioned for today’s increasingly volatile capital markets.

Average Annual Total Return (%) through December 31, 2018[1,3]
	1 Year	3 Years	5 Years	10 Years

Ultra Series Madison Target Retirement 2020	-2.11	3.87	3.65	7.68

S&P Target Date® To 2020 Index	-3.22	4.65	3.72	7.01

See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/18

Alternative Funds	2.0%
Bond Funds	72.7%
Foreign Stock Funds	6.5%
Stock Funds	15.0%
Net Other Assets and Liabilities	3.8%

MADISON TARGET RETIREMENT 2030 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2030 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2030. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE

20

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2018

The Ultra Series Target Retirement 2030 Fund (Class I) returned (4.04)% in the 12-month period, outperforming the S&P Target Date® To 2030 Index, which returned (5.30)%, and the Morningstar Target Date 2030 Category peer group, which returned (6.44)%.

After a long absence, volatility reestablished itself with authority over the past 12 months. Markets entered 2018 revved up on fresh U.S. fiscal stimulus provided by sweeping tax law changes and a broad-based synchronized global economic expansion. However, after making a parabolic 12% advance between mid-November 2017 and late January 2018, the S&P 500® experienced an abrupt 10% nosedive over two-weeks. Rising U.S. interest rates and the concern of an even more restrictive Federal Reserve rate hike campaign appeared to be behind the newfound market concerns.

By spring it was clear that economic growth in both Europe and China was slowing and failing to meet expectations, while talk of tariffs and a potential trade war sparked even greater worries on the global stage. The U.S. equity market was able to recover throughout the summer on the back of impressive earnings growth, assisted by the corporate tax cut. International markets, however, continued to decline. Emerging markets were hit especially hard by the combination of a slowing China, stronger U.S. Dollar and a general tightening in financial conditions. In late September, turbulence returned as the markets took the turn of the season to fall quite literally, shaken by a resolute Fed amid signs of slowing U.S. economic data. An historic December decline took the S&P 500 Index from a sizable 11.2% advance at its September peak to a 4.4% loss for the calendar year.

Outside of the U.S., foreign equities were strongly negative as international stocks (MSCI ACWI ex-USA Index®) dropped 14.2% and emerging markets (MSCI EM Index®) fell 14.6%. Bonds (Bloomberg Barclays U.S. Aggregate Bond Index®), hurt by rising interest rates for the bulk of the year, made a fourth quarter charge to finish flat for 2018.

The Fund held up extremely well during the two larger equity declines, buffered by an underweight allocation to equities and an elevated cash position. Within U.S. equities, overweight allocations to large caps and Technology stocks boosted returns. Detracting from performance were our overweight allocations to the Financial sector, Energy stocks and Commodities. Outside the U.S., the largest positive impact came from our two minimum volatility ETF holdings, which declined by less than half of the MSCI ACWI ex-US Index. We also increased our use of dollar hedging, which aided performance as the dollar strengthened during the year. On the fixed income side, the Fund was rewarded for taking lower interest rate (duration) risk throughout the year as interest rates increased. The largest positive contributions came from our intermediate-term Treasury and short-term corporate bond holdings. Positions in TIPS (Treasury Inflation Protected Securities), which were negatively impacted by the steep decline in inflation break-evens late in the year, and longer-term Treasuries were the largest performance detractors.

We are paying close attention to how the U.S. and global economies respond to less accommodative monetary conditions. From an historical perspective, U.S. interest rates are still very low. The notion that the U.S. could readily withstand still higher rates has been the prevailing view of most economists. We’ve long thought otherwise. Due to elevated, if not record, global debt levels, our view remains that interest rate sensitivity is very high. In other words, small increases in interest rates are now disproportionately impactful in slowing economic growth. If true, it could mean that the Fed is already overly restrictive and has possibly made a policy error in raising rates to current levels. Until remedied, this would be a hostile environment for risk assets. We believe recent economic weakness – housing and autos – is potentially corroborating this view. We stand ready to increase our level of defense if the backdrop deteriorates and believe that the Fund is well positioned for today’s increasingly volatile capital markets.

Average Annual Total Return (%) through December 31, 2018[1,3]
	1 Year	3 Years	5 Years	10 Years

Ultra Series Madison Target Retirement 2030	-4.04	5.25	4.55	8.90

S&P Target Date® To 2030 Index	-5.30	5.40	4.16	8.26

See accompanying Notes to Management’s Discussion of Fund Performance.

21

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2018

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/18

Alternative Funds	3.0%
Bond Funds	42.9%
Foreign Stock Funds	11.9%
Stock Funds	37.9%
Net Other Assets and Liabilities	4.3%

MADISON TARGET RETIREMENT 2040 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2040 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2040. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE

The Ultra Series Target Retirement 2040 Fund (Class I) returned (4.88)% in the 12-month period, outperforming the S&P Target Date® To 2040 Index, which returned (6.95)%, and the Morningstar Target Date 2040 Category peer group, which returned (7.54)%.

After a long absence, volatility reestablished itself with authority over the past 12 months. Markets entered 2018 revved up on fresh U.S. fiscal stimulus provided by sweeping tax law changes and a broad-based synchronized global economic expansion. However, after making a parabolic 12% advance between mid-November 2017 and late January 2018, the S&P 500® experienced an abrupt 10% nosedive over two-weeks. Rising U.S. interest rates and the concern of an even more restrictive Federal Reserve rate hike campaign appeared to be behind the newfound market concerns.

By spring it was clear that economic growth in both Europe and China was slowing and failing to meet expectations, while talk of tariffs and a potential trade war sparked even greater worries on the global stage. The U.S. equity market was able to recover throughout the summer on the back of impressive earnings growth, assisted by the corporate tax cut. International markets, however, continued to decline. Emerging markets were hit especially hard by the combination of a slowing China, stronger U.S. Dollar and a general tightening in financial conditions. In late September, turbulence returned as the markets took the turn of the season to fall quite literally, shaken by a resolute Fed amid signs of slowing U.S. economic data. An historic December decline took the S&P 500 Index from a sizable 11.2% advance at its September peak to a 4.4% loss for the calendar year.

Outside of the U.S., foreign equities were strongly negative as international stocks (MSCI ACWI ex-USA Index®) dropped 14.2% and emerging markets (MSCI EM Index®) fell 14.6%. Bonds (Bloomberg Barclays U.S. Aggregate Bond Index®), hurt by rising interest rates for the bulk of the year, made a fourth quarter charge to finish flat for 2018.

The Fund held up extremely well during the two larger equity declines, buffered by an underweight allocation to equities and an elevated cash position. Within U.S. equities, overweight allocations to large caps and Technology stocks boosted returns. Detracting from performance were our overweight allocations to the Financial sector, Energy stocks and Commodities. Outside the U.S., the largest positive impact came from our two minimum volatility ETF holdings, which declined by less than half of the MSCI ACWI ex-US Index. We also increased our use of dollar hedging, which aided performance as the dollar strengthened during the year. On the fixed income side, the Fund was rewarded for taking lower interest rate (duration) risk throughout the year as interest rates increased. The largest positive contributions

22

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2018

came from our intermediate-term Treasury and short-term corporate bond holdings. Positions in TIPS (Treasury Inflation Protected Securities), which were negatively impacted by the steep decline in inflation break-evens late in the year, and longer-term Treasuries were the largest performance detractors.

We are paying close attention to how the U.S. and global economies respond to less accommodative monetary conditions. From an historical perspective, U.S. interest rates are still very low. The notion that the U.S. could readily withstand still higher rates has been the prevailing view of most economists. We’ve long thought otherwise. Due to elevated, if not record, global debt levels, our view remains that interest rate sensitivity is very high. In other words, small increases in interest rates are now disproportionately impactful in slowing economic growth. If true, it could mean that the Fed is already overly restrictive and has possibly made a policy error in raising rates to current levels. Until remedied, this would be a hostile environment for risk assets. We believe recent economic weakness – housing and autos – is potentially corroborating this view. We stand ready to increase our level of defense if the backdrop deteriorates and believe that the Fund is well positioned for today’s increasingly volatile capital markets.

Average Annual Total Return (%) through December 31, 2018[1,3]
	1 Year	3 Years	5 Years	10 Years

Ultra Series Madison Target Retirement 2040	-4.88	5.86	4.92	9.44

S&P Target Date® To 2040 Index	-6.95	6.01	4.46	9.24

See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/18

Alternative Funds	3.5%
Bond Funds	33.0%
Foreign Stock Funds	17.8%
Stock Funds	41.4%
Net Other Assets and Liabilities	4.3%

MADISON TARGET RETIREMENT 2050 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2050 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2050. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE

The Ultra Series Target Retirement 2050 Fund (Class I) returned (5.85)% in the 12-month period, outperforming the S&P Target Date® To 2050 Index, which returned (7.54)%, and the Morningstar Target Date 2050 Category peer group, which returned (8.38)%.

After a long absence, volatility reestablished itself with authority over the past 12 months. Markets entered 2018 revved up on fresh U.S. fiscal stimulus provided by sweeping tax law changes and a broad-based synchronized global economic expansion. However, after making a parabolic 12% advance between mid-November 2017 and late January 2018, the S&P 500® experienced an abrupt 10% nosedive over two-weeks. Rising U.S. interest rates and the concern of an even more restrictive Federal Reserve rate hike campaign appeared to be behind the newfound market concerns.

By spring it was clear that economic growth in both Europe and China was slowing and failing to meet expectations, while talk of tariffs and a potential trade war sparked even greater worries on the global stage. The U.S. equity market was able to recover throughout the summer on the back of impressive earnings growth, assisted by the corporate

23

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2018

tax cut. International markets, however, continued to decline. Emerging markets were hit especially hard by the combination of a slowing China, stronger U.S. Dollar and a general tightening in financial conditions. In late September, turbulence returned as the markets took the turn of the season to fall quite literally, shaken by a resolute Fed amid signs of slowing U.S. economic data. An historic December decline took the S&P 500 Index from a sizable 11.2% advance at its September peak to a 4.4% loss for the calendar year.

Outside of the U.S., foreign equities were strongly negative as international stocks (MSCI ACWI ex-USA Index®) dropped 14.2% and emerging markets (MSCI EM Index®) fell 14.6%. Bonds (Bloomberg Barclays U.S. Aggregate Bond Index®), hurt by rising interest rates for the bulk of the year, made a fourth quarter charge to finish flat for 2018.

The Fund held up extremely well during the two larger equity declines, buffered by an underweight allocation to equities and an elevated cash position. Within U.S. equities, overweight allocations to large caps and Technology stocks boosted returns. Detracting from performance were our overweight allocations to the Financial sector, Energy stocks and Commodities. Outside the U.S., the largest positive impact came from our two minimum volatility ETF holdings, which declined by less than half of the MSCI ACWI ex-US Index. We also increased our use of dollar hedging, which aided performance as the dollar strengthened during the year. On the fixed income side, the Fund was rewarded for taking lower interest rate (duration) risk throughout the year as interest rates increased. The largest positive contributions came from our intermediate-term Treasury and short-term corporate bond holdings. Positions in TIPS (Treasury Inflation Protected Securities), which were negatively impacted by the steep decline in inflation break-evens late in the year, and longer-term Treasuries were the largest performance detractors.

We are paying close attention to how the U.S. and global economies respond to less accommodative monetary conditions. From an historical perspective, U.S. interest rates are still very low. The notion that the U.S. could readily withstand still higher rates has been the prevailing view of most economists. We’ve long thought otherwise. Due to elevated, if not record, global debt levels, our view remains that interest rate sensitivity is very high. In other words, small increases in interest rates are now disproportionately impactful in slowing economic growth. If true, it could mean that the Fed is already overly restrictive and has possibly made a policy error in raising rates to current levels. Until remedied, this would be a hostile environment for risk assets. We believe recent economic weakness – housing and autos – is potentially corroborating this view. We stand ready to increase our level of defense if the backdrop deteriorates and believe that the Fund is well positioned for today’s increasingly volatile capital markets.

Average Annual Total Return (%) through December 31, 2018[1,3]
				Since
				1/3/11
	1 Year	3 Years	5 Years	Inception

Ultra Series Madison Target Retirement 2050	-5.85	6.28	5.23	7.32

S&P Target Date® To 2050 Index	-7.54	6.41	4.64	6.88

See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/18

Alternative Funds	4.0%
Bond Funds	22.9%
Foreign Stock Funds	20.8%
Stock Funds	47.8%
Net Other Assets and Liabilities	4.5%

24

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2018

Notes to Management’s Discussion of Fund Performance (unaudited)

[1]	Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund’s performance is contained in the Prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For Ultra Series Fund performance data current to the most recent month-end, please call 1-800-670-3600 or visit www.ultraseriesfund.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.

[2]	Effective July 1, 2014, Madison Asset Management, LLC (the “Investment Adviser” or “Madison”), contractually agreed to waive a portion of the management fee for the Conservative, Moderate and Aggressive Allocation Funds until at least June 30, 2015. This waiver was most recently renewed through April 30, 2020. If these waivers were not in place, returns would have been lower.

[3]	Effective October 1, 2009, Madison contractually agreed to waive a portion of the management fee of the Ultra Series Madison Target Retirement 2020, 2030, 2040 and 2050 Funds (USF Target Date Funds) from 0.40% to 0.20%. Effective February 17, 2011, the fee was permanently reduced to 0.20%. On September 1, 2011, shareholders of the USF Target Date Funds approved a new fee arrangement which includes an investment advisory fee of 0.25% (annualized) and a services agreement fee of 0.05% (annualized). From August 30, 2014 to August 21, 2016, each USF Target Date Fund invested substantially all of its assets in a corresponding Madison Target Retirement Fund. In order to avoid duplicate fees, from August 30 through December 31, 2014, all direct fees and expenses (0.25% management and 0.05% services) of each USF Target Date Fund were waived; and effective January 1, 2015, the USF Target Date Funds did not charge management or services fees, only the acquired Fund fees from the Madison Target Retirement Funds. Effective August 22, 2016, the Madison Target Retirement Funds were reorganized (the “Reorganization”) into the Goldman Sachs Trust II Target Date Portfolios (GS Target Date Portfolios) managed by Goldman Sachs Asset Management, L.P. and subadvised by Madison. Following the Reorganization, the USF Target Date Funds did not charge management or service fees, only the acquired fees from the GS Target Date Portfolios. If these fees had not been reduced, returns would have been lower. Effective November 20, 2018, each USF Target Date Fund achieves its investment objective by investing directly in individual securities. The direct fees and expenses will no longer be waived, however, there will be no change in the total annual operating expenses.

© Morningstar, Inc. All Rights Reserved. The Morningstar related information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Morningstar Percentile rankings note: 1st percentile is top, 99th percentile is bottom.

BENCHMARK DESCRIPTIONS

Allocation Fund Indexes*

The Conservative Allocation Fund Custom Index consists of 65% Bloomberg Barclays US Aggregate Bond Index, 24.5% Russell 3000® Index and 10.5% MSCI ACWI ex-USA Index (net). See market index descriptions below.

The Moderate Allocation Fund Custom Index consists of 40% Bloomberg Barclays US Aggregate Bond Index, 42% Russell 3000® Index and 18% MSCI ACWI ex-USA Index (net). See market index descriptions below.

The Aggressive Allocation Fund Custom Index consists of 20% Bloomberg Barclays US Aggregate Bond Index, 56% Russell 3000® Index and 24% MSCI ACWI ex-USA Index (net). See market index descriptions below.

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Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2018

Hybrid Fund Custom Indexes*

The Custom Blended Index consists of 50% S&P 500® Index and 50% ICE Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index. See market indexes descriptions below.

*The Custom Indexes are calculated using a monthly re-balancing frequency (i.e., rebalanced back to original constituent weight every calendar month-end).

Market Indexes

The ICE Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

The ICE Bank of America Merrill Lynch U.S. High Yield Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.

The Bloomberg Barclays Intermediate Government Credit Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government related bond markets. It is composed of the U.S. corporate index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed securities, asset backed securities and commercial mortgage-backed securities.

The Bloomberg Barclays U.S. Credit Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets. It is composed of the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities.

The Bloomberg Barclays U.S. Corporate High Yield® Index measures the USD-denominated, high yield, fixed-rate corporate bond markets.

The MSCI EAFE (Europe, Australasia & Far East) Index (net) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.

The MSCI ACWI ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI ex USA (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.

The MSCI EM Index captures large and mid-cap representation across 24 Emerging Markets (EM) countries. With 1,138 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Russell 1000® Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.

The Russell Midcap® Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.

The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

26

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - concluded | December 31, 2018

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The S&P Target Date® To Index Series

The S&P Target Date® “To” Index Series consists of multi-asset class indices, and corresponds to specific target retirement dates. The series reflects the consensus asset allocation and glide path of a subset of target date funds that generally pursue investment policies characterized by static total equity exposure after retirement and a relatively conservative total equity exposure near retirement. As the overall universe becomes more conservative with the approach of each target date year, so will the index. The asset allocation is based on market observations through an annual survey of “to” target date fund managers, and is categorized by S&P Dow Jones Indices.

•	The S&P Target Date® To 2020 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2020.

•	The S&P Target Date® To 2030 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2030.

•	The S&P Target Date® To 2040 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2040.

•	The S&P Target Date® To 2050 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2050.

27

Ultra Series Fund | December 31, 2018

Conservative Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 95.2%

Alternative Funds - 1.3%
Invesco Optimum Yield Diversified Commodity Strategy	102,866	$1,550,191

Bond Funds - 61.4%
Baird Aggregate Bond Fund Institutional Shares	478,443	5,038,000
iShares 20+ Year Treasury Bond ETF (A)	35,980	4,371,930
iShares TIPS Bond Fund ETF	55,800	6,110,658
Madison Core Bond Fund Class Y (B)	2,737,135	26,385,982
Madison Corporate Bond Fund Class Y (B)	796,625	8,715,077
Schwab Intermediate-Term U.S. Treasury ETF (A)	90,059	4,768,624
Vanguard Short-Term Corporate Bond ETF	89,279	6,958,405
Vanguard Short-Term Treasury ETF	180,514	10,852,502

		73,201,178

Foreign Stock Funds - 10.5%
iShares MSCI Eurozone ETF	3,453	121,062
iShares MSCI Japan ETF (A)	23,185	1,175,248
iShares MSCI United Kingdom ETF	20,099	589,906
SPDR S&P Emerging Asia Pacific ETF	23,312	2,045,861
Vanguard FTSE All-World ex-U.S. ETF	96,193	4,384,477
Vanguard FTSE Emerging Markets ETF	36,778	1,401,242
Vanguard FTSE Europe ETF (A)	30,381	1,477,124
WisdomTree Japan Hedged Equity Fund	24,145	1,120,086
Xtrackers MSCI EAFE Hedged Equity ETF	9,952	277,661

		12,592,667

Stock Funds - 22.0%
Energy Select Sector SPDR Fund	5,388	309,002
iShares Core S&P Mid-Cap ETF	3,356	557,297
iShares Edge MSCI Minimum Volatility USA ETF	56,815	2,977,106
Madison Dividend Income Fund Class Y (B)	344,285	8,076,929
Madison Investors Fund Class Y (B)	418,523	8,014,715
Madison Mid Cap Fund Class Y (B)	107,475	966,202
Vanguard Consumer Staples ETF	6,780	889,333
Vanguard Growth ETF	15,552	2,089,100
Vanguard Health Care ETF	3,746	601,608
Vanguard Information Technology ETF	10,385	1,732,530

		26,213,822

Total Investment Companies
(Cost $115,098,536)		113,557,858

SHORT-TERM INVESTMENTS - 5.0%
State Street Institutional U.S. Government Money Market Fund, 2.27%, Premier Class (C)	3,892,541	3,892,541
State Street Navigator Securities Lending Government Money Market Portfolio, 2.35% (C) (D)	2,115,228	2,115,228

Total Short-Term Investments
(Cost $6,007,769)		6,007,769

TOTAL INVESTMENTS - 100.2% (Cost $121,106,305**)		119,565,627
NET OTHER ASSETS AND LIABILITIES - (0.2%)		(275,409)

TOTAL NET ASSETS - 100.0%		$119,290,218

**	Aggregate cost for Federal tax purposes was $121,208,202
(A)	All or a portion of these securities, with an aggregate fair value of $8,883,203, are on loan as part of a securities lending program. See footnote (D) and Note 8 for details on the securities lending program.
(B)	Affiliated Company (see Note 11).
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.
ETF	Exchange Traded Fund.
TIPS	Treasury Inflation Protected Security.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2018

Moderate Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 96.4%

Alternative Funds - 2.2%
Invesco Optimum Yield Diversified Commodity Strategy	284,204	$4,282,954

Bond Funds - 37.8%
Baird Aggregate Bond Fund Institutional Shares	398,452	4,195,696
iShares 20+ Year Treasury Bond ETF (A)	46,917	5,700,885
iShares TIPS Bond Fund ETF	38,069	4,168,936
Madison Core Bond Fund Class Y (B)	3,466,443	33,416,506
Madison Corporate Bond Fund Class Y (B)	437,539	4,786,675
Schwab Intermediate-Term U.S. Treasury ETF (A)	28,758	1,522,736
Vanguard Short-Term Corporate Bond ETF	56,150	4,376,331
Vanguard Short-Term Treasury ETF (A)	265,031	15,933,664

		74,101,429

Foreign Stock Funds - 18.7%
iShares MSCI Eurozone ETF (A)	5,631	197,423
iShares MSCI Japan ETF	66,761	3,384,115
iShares MSCI United Kingdom ETF (A)	64,505	1,893,222
SPDR S&P Emerging Asia Pacific ETF	66,709	5,854,382
Vanguard FTSE All-World ex-U.S. ETF	235,146	10,717,954
Vanguard FTSE Emerging Markets ETF	128,517	4,896,498
Vanguard FTSE Europe ETF (A)	122,221	5,942,385
WisdomTree Japan Hedged Equity Fund (A)	69,527	3,225,357
Xtrackers MSCI EAFE Hedged Equity ETF (A)	16,942	472,682

		36,584,018

Stock Funds - 37.7%
Energy Select Sector SPDR Fund	23,297	1,336,083
iShares Core S&P Mid-Cap ETF	5,520	916,651
iShares Edge MSCI Minimum Volatility USA ETF	117,996	6,182,990
Madison Dividend Income Fund Class Y (B)	992,337	23,280,220
Madison Investors Fund Class Y (B)	1,224,633	23,451,726
Madison Large Cap Value Fund Class Y (B)	59,522	660,698
Madison Mid Cap Fund Class Y (B)	345,425	3,105,372
Vanguard Consumer Staples ETF	25,238	3,310,468
Vanguard Growth ETF (A)	34,742	4,666,893
Vanguard Health Care ETF (A)	12,330	1,980,198
Vanguard Information Technology ETF (A)	30,519	5,091,485

		73,982,784

Total Investment Companies
(Cost $189,069,022)		188,951,185

SHORT-TERM INVESTMENTS - 7.3%
State Street Institutional U.S. Government Money Market Fund, 2.27%, Premier Class (C)	7,029,518	7,029,518
State Street Navigator Securities Lending Government Money Market Portfolio, 2.35% (C) (D)	7,249,267	7,249,267

Total Short-Term Investments
(Cost $14,278,785)		14,278,785

TOTAL INVESTMENTS - 103.7% (Cost $203,347,807**)		203,229,970
NET OTHER ASSETS AND LIABILITIES - (3.7%)		(7,143,180)

TOTAL NET ASSETS - 100.0%		$196,086,790

**	Aggregate cost for Federal tax purposes was $203,513,841
(A)	All or a portion of these securities, with an aggregate fair value of $16,766,405, are on loan as part of a securities lending program. See footnote (D) and Note 8 for details on the securities lending program.
(B)	Affiliated Company (see Note 11).
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.
ETF	Exchange Traded Fund.
TIPS	Treasury Inflation Protected Security.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2018

Aggressive Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 97.2%

Alternative Funds - 3.4%
Invesco Optimum Yield Diversified Commodity Strategy	143,687	$2,165,363

Bond Funds - 19.7%
iShares 20+ Year Treasury Bond ETF (A)	12,492	1,517,903
Madison Core Bond Fund Class Y (B)	531,586	5,124,492
Vanguard Short-Term Corporate Bond ETF	24,101	1,878,432
Vanguard Short-Term Treasury ETF	65,864	3,959,744

		12,480,571

Foreign Stock Funds - 24.9%
iShares MSCI Eurozone ETF	4,610	161,627
iShares MSCI Japan ETF (A)	29,199	1,480,097
iShares MSCI United Kingdom ETF	33,230	975,301
SPDR S&P Emerging Asia Pacific ETF	26,860	2,357,234
Vanguard FTSE All-World ex-U.S. ETF	107,697	4,908,829
Vanguard FTSE Emerging Markets ETF	57,795	2,201,989
Vanguard FTSE Europe ETF (A)	43,360	2,108,163
WisdomTree Japan Hedged Equity Fund (A)	30,409	1,410,674
Xtrackers MSCI EAFE Hedged Equity ETF	5,467	152,529

		15,756,443

Stock Funds - 49.2%
Energy Select Sector SPDR Fund	10,682	612,613
iShares Core S&P Mid-Cap ETF	2,810	466,629
iShares Edge MSCI Minimum Volatility USA ETF	42,298	2,216,415
Madison Dividend Income Fund Class Y (B)	352,271	8,264,273
Madison Investors Fund Class Y (B)	429,765	8,229,996
Madison Large Cap Value Fund Class Y (B)	65,142	723,080
Madison Mid Cap Fund Class Y (B)	250,231	2,249,579
Vanguard Consumer Staples ETF	9,615	1,261,200
Vanguard Growth ETF	26,477	3,556,655
Vanguard Health Care ETF (A)	7,323	1,176,075
Vanguard Information Technology ETF	14,139	2,358,809

		31,115,324

Total Investment Companies
(Cost $61,198,642)		61,517,701

SHORT-TERM INVESTMENTS - 4.6%
State Street Institutional U.S. Government Money Market Fund, 2.27%, Premier Class (C)	1,151,243	1,151,243
State Street Navigator Securities Lending Government Money Market Portfolio, 2.35% (C) (D)	1,773,287	1,773,287

Total Short-Term Investments
(Cost $2,924,530)		2,924,530

TOTAL INVESTMENTS - 101.8% (Cost $64,123,172**)		64,442,231
NET OTHER ASSETS AND LIABILITIES - (1.8%)		(1,138,196)

TOTAL NET ASSETS - 100.0%		$63,304,035

**	Aggregate cost for Federal tax purposes was $64,184,025.
(A)	All or a portion of these securities, with an aggregate fair value of $5,546,228, are on loan as part of a securities lending program. See footnote (D) and Note 8 for details on the securities lending program.
(B)	Affiliated Company (see Note 11).
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2018

Core Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)

ASSET BACKED SECURITIES - 4.9%
American Express Credit Account Master Trust, Series 2017-1, Class B, 2.1%, 9/15/22	$500,000	$495,301
BMW Floorplan Master Owner Trust, Series 2018-1, Class A2, (1M USD LIBOR + 0.930%) (A) (B), 2.775%, 5/15/23	275,000	275,000
CarMax Auto Owner Trust, Series 2015-2, Class A4, 1.8%, 3/15/21	506,999	504,650
CarMax Auto Owner Trust, Series 2018-3, Class A3, 3.13%, 6/15/23	350,000	351,338
Chesapeake Funding II LLC, Series 2018-3A, Class B (A), 3.62%, 1/15/31	100,000	100,866
Chesapeake Funding II LLC, Series 2017-4A, Class A1 (A), 2.12%, 11/15/29	325,043	321,521
Chesapeake Funding II LLC, Series 2018-1A, Class A1 (A), 3.04%, 4/15/30	145,542	145,441
Chesapeake Funding II LLC, Series 2018-2A, Class A1 (A), 3.23%, 8/15/30	150,000	150,678
Chesapeake Funding II LLC, Series 2018-2A, Class B (A), 3.52%, 8/15/30	150,000	151,197
Enterprise Fleet Financing LLC, Series 2015-2, Class A3 (A), 2.09%, 2/22/21	101,734	101,488
Enterprise Fleet Financing LLC, Series 2017-2, Class A2 (A), 1.97%, 1/20/23	359,355	356,575
Enterprise Fleet Financing LLC, Series 2017-3, Class A2 (A), 2.13%, 5/22/23	770,741	763,923
John Deere Owner Trust, Series 2018-B, Class A3, 3.08%, 11/15/22	350,000	351,710
Synchrony Credit Card Master Note Trust, Series 2017-1, Class B, 2.19%, 6/15/23	1,000,000	986,983
Verizon Owner Trust, Series 2017-1A, Class A (A), 2.06%, 9/20/21	800,000	794,034
Verizon Owner Trust, Series 2018-A, Class A1A, 3.23%, 4/20/23	670,000	674,108

Total Asset Backed Securities
(Cost $6,518,439)		6,524,813

COLLATERALIZED MORTGAGE OBLIGATIONS - 2.2%
Fannie Mae REMICS, Series 2015-12, Class NI, IO, 3.5%, 3/25/30	1,937,983	214,417
Fannie Mae REMICS, Series 2011-31, Class DB, 3.5%, 4/25/31	375,000	383,528
Fannie Mae REMICS, Series 2011-36, Class QB, 4%, 5/25/31	500,000	518,852
Fannie Mae REMICS, Series 2005-79, Class LT, 5.5%, 9/25/35	438,196	479,463
Fannie Mae REMICS, Series 2011-101, Class NC, 2.5%, 4/25/40	215,606	214,194
Fannie Mae REMICS, Series 2016-21, Class BA, 3%, 3/25/42	618,338	619,875
Freddie Mac REMICS, Series 4066, Class DI, IO, 3%, 6/15/27	2,373,336	185,408
Government National Mortgage Association, Series 2015-53, Class IL, IO, 3%, 9/20/44	1,834,118	353,737

Total Collateralized Mortgage Obligations (Cost $2,983,074)		2,969,474

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.4%
Fannie Mae-Aces, Series 2016-M2, Class X2, IO (B) (C), 1.097%, 1/25/23	9,955,388	333,673
FHLMC Multifamily Structured Pass Through Certificates, Series K718, Class X1, IO (B) (C), 0.624%, 1/25/22	23,222,586	371,552
FHLMC Multifamily Structured Pass Through Certificates, Series KJ17, Class A2, 2.982%, 11/25/25	300,000	296,898
FHLMC Multifamily Structured Pass Through Certificates, Series K059, Class X1, IO (B) (C), 0.316%, 9/25/26	12,028,203	251,150
FHLMC Multifamily Structured Pass Through Certificates, Series K066, Class A2, 3.117%, 6/25/27	500,000	494,297
FREMF Mortgage Trust, Series 2012-K708, Class B (A) (B) (C), 3.718%, 2/25/45	1,000,000	997,654
FREMF Mortgage Trust, Series 2015-K721, Class B (A) (B) (C), 3.565%, 11/25/47	500,000	498,930
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class A2, 2.862%, 3/15/47	52,454	52,372

Total Commercial Mortgage-Backed Securities (Cost $3,415,330)		3,296,526

CORPORATE NOTES AND BONDS - 35.1%

Communication Services - 1.2%
Comcast Corp., 4.7%, 10/15/48	250,000	252,720
Verizon Communications Inc., 4.329%, 9/21/28	647,000	649,659
Verizon Communications Inc., 4.4%, 11/1/34	300,000	289,138
Vodafone Group PLC (D), 3.75%, 1/16/24	250,000	246,408
Vodafone Group PLC (D), 5%, 5/30/38	250,000	234,253

		1,672,178

Consumer Discretionary - 4.9%
Advance Auto Parts Inc., 4.5%, 12/1/23	750,000	767,630
CCO Holdings LLC / CCO Holdings Capital Corp. (A), 5.875%, 5/1/27	525,000	509,250
Charter Communications Operating LLC / Charter Communications Operating Capital Corp., 4.464%, 7/23/22	400,000	403,842
D.R. Horton Inc., 2.55%, 12/1/20	400,000	390,374
Discovery Communications LLC, 5%, 9/20/37	500,000	463,787
DISH DBS Corp., 6.75%, 6/1/21	150,000	148,455

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2018

Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - continued

Consumer Discretionary - continued
ERAC USA Finance LLC (A), 6.7%, 6/1/34	$150,000	$178,169
GameStop Corp. (A), 6.75%, 3/15/21	200,000	199,500
General Motors Financial Co. Inc., 3.2%, 7/6/21	150,000	146,521
GLP Capital L.P. / GLP Financing II Inc., 4.875%, 11/1/20	253,000	255,150
Lennar Corp., 4.75%, 4/1/21	500,000	495,625
Marriott International Inc., 3.125%, 6/15/26	400,000	363,222
McDonald’s Corp., MTN, 4.875%, 12/9/45	400,000	402,658
Omnicom Group Inc. / Omnicom Capital Inc., 3.6%, 4/15/26	750,000	717,801
Sirius XM Radio Inc. (A), 6%, 7/15/24	350,000	350,875
Walgreens Boots Alliance Inc., 3.45%, 6/1/26	850,000	799,755

		6,592,614

Consumer Staples - 1.9%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc. (A), 4.9%, 2/1/46	1,000,000	927,385
B&G Foods Inc., 4.625%, 6/1/21	100,000	97,500
Bunge Ltd. Finance Corp., 3.25%, 8/15/26	850,000	744,745
Conagra Brands Inc., 5.4%, 11/1/48	250,000	230,243
Molson Coors Brewing Co., 2.1%, 7/15/21	400,000	385,661
Tyson Foods Inc., 3.55%, 6/2/27	150,000	139,792

		2,525,326

Energy - 4.0%
Antero Resources Corp., 5.625%, 6/1/23	300,000	285,000
Concho Resources Inc., 4.3%, 8/15/28	200,000	195,640
EnLink Midstream Partners L.P., 5.45%, 6/1/47	550,000	444,799
Enterprise Products Operating LLC, 3.75%, 2/15/25	750,000	742,093
Helmerich & Payne International Drilling Co. (A), 4.65%, 3/15/25	400,000	407,862
Jonah Energy LLC / Jonah Energy Finance Corp. (A), 7.25%, 10/15/25	230,000	147,200
Kinder Morgan Inc., 5.55%, 6/1/45	800,000	792,295
Marathon Oil Corp., 2.7%, 6/1/20	750,000	738,918
MPLX L.P., 4.8%, 2/15/29	250,000	249,384
Unit Corp., 6.625%, 5/15/21	600,000	546,000
Valero Energy Partners L.P., 4.5%, 3/15/28	850,000	832,287

		5,381,478

Financials - 11.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (D), 3.75%, 5/15/19	400,000	399,970
Affiliated Managers Group Inc., 4.25%, 2/15/24	500,000	510,114
Aflac Inc., 4.75%, 1/15/49	400,000	408,178
Air Lease Corp., 3.875%, 4/1/21	500,000	500,637
Air Lease Corp., 3.75%, 2/1/22	700,000	692,687
American Express Co., 2.5%, 8/1/22	150,000	144,777
American Express Co., 4.2%, 11/6/25	350,000	356,785
American International Group Inc., 4.75%, 4/1/48	200,000	183,024
Bank of America Corp., MTN, 2.503%, 10/21/22	400,000	385,132
Bank of America Corp., MTN, (3M USD LIBOR + 0.930%) (B), 2.816%, 7/21/23	400,000	386,909
Bank of Montreal, MTN (D), 1.9%, 8/27/21	500,000	482,919
Bank of New York Mellon Corp./The, MTN, 2.2%, 8/16/23	500,000	474,769
Boston Properties L.P., 2.75%, 10/1/26	500,000	451,607
Capital One Financial Corp., 2.5%, 5/12/20	400,000	394,824
Capital One Financial Corp., 3.3%, 10/30/24	400,000	378,299
Cboe Global Markets Inc., 3.65%, 1/12/27	500,000	486,636
Citigroup Inc.(3M USD LIBOR + 0.930%) (B), 4.075%, 4/23/29	450,000	437,828
Discover Bank, 3.45%, 7/27/26	400,000	366,799
Fifth Third Bank, 3.35%, 7/26/21	500,000	501,007
Goldman Sachs Group Inc./The(3M USD LIBOR + 0.930%) (B), 3.272%, 9/29/25	700,000	656,161
Goldman Sachs Group Inc./The, 3.5%, 11/16/26	500,000	461,825
Huntington National Bank/The, 2.4%, 4/1/20	500,000	494,683
Huntington National Bank/The, 3.55%, 10/6/23	250,000	249,137
Intercontinental Exchange Inc., 2.35%, 9/15/22	200,000	193,275
Intercontinental Exchange Inc., 3.75%, 9/21/28	200,000	200,127
JPMorgan Chase & Co., 3.125%, 1/23/25	900,000	857,435
Liberty Mutual Group Inc. (A), 4.25%, 6/15/23	750,000	756,162
M&T Bank Corp., 3.55%, 7/26/23	250,000	250,996
Morgan Stanley, 4.3%, 1/27/45	1,000,000	935,345
Nasdaq Inc., 3.85%, 6/30/26	100,000	96,570
Old Republic International Corp., 3.875%, 8/26/26	500,000	477,440
Regions Financial Corp., 3.2%, 2/8/21	750,000	745,203
Regions Financial Corp., 2.75%, 8/14/22	400,000	385,912
Synchrony Financial, 3.75%, 8/15/21	100,000	97,320
Synchrony Financial, 3.7%, 8/4/26	400,000	339,297
TD Ameritrade Holding Corp., 3.3%, 4/1/27	400,000	382,583
ZB NA, 3.5%, 8/27/21	250,000	249,225

		15,771,597

Health Care - 3.4%
AbbVie Inc., 3.75%, 11/14/23	400,000	397,978
Becton, Dickinson and Co., 2.894%, 6/6/22	500,000	484,260
Cigna Corp. (A), 4.375%, 10/15/28	200,000	201,116
Cigna Corp. (A), 4.9%, 12/15/48	200,000	195,680
CVS Health Corp., 5.125%, 7/20/45	750,000	730,057

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2018

Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - continued

Health Care - continued
Forest Laboratories LLC (A), 5%, 12/15/21	$250,000	$257,225
Humana Inc., 2.5%, 12/15/20	400,000	393,966
Laboratory Corp. of America Holdings, 3.6%, 9/1/27	300,000	285,725
Shire Acquisitions Investments Ireland DAC (D), 1.9%, 9/23/19	750,000	739,489
UnitedHealth Group, Inc., 3.5%, 2/15/24	450,000	452,880
Zoetis Inc., 3%, 9/12/27	475,000	438,684

		4,577,060

Industrials - 1.7%
Carlisle Cos. Inc., 3.5%, 12/1/24	200,000	191,505
CRH America Inc. (A), 3.875%, 5/18/25	300,000	288,332
DAE Funding LLC (A), 5.25%, 11/15/21	200,000	196,750
Masco Corp., 4.375%, 4/1/26	650,000	650,074
TransDigm Inc., 6%, 7/15/22	250,000	246,250
Union Pacific Corp., 3.5%, 6/8/23	300,000	300,570
United Rentals North America Inc., 4.625%, 7/15/23	400,000	392,500

		2,265,981

Information Technology - 2.9%
Analog Devices Inc., 5.3%, 12/15/45	600,000	631,164
Broadridge Financial Solutions Inc., 3.95%, 9/1/20	500,000	505,004
Citrix Systems Inc., 4.5%, 12/1/27	105,000	100,360
Dell International LLC / EMC Corp. (A), 8.35%, 7/15/46	250,000	270,697
Fidelity National Information Services Inc., 3%, 8/15/26	475,000	436,984
Fidelity National Information Services Inc., 4.75%, 5/15/48	300,000	278,867
Fiserv Inc., 3.8%, 10/1/23	250,000	251,557
Marvell Technology Group Ltd. (D), 4.2%, 6/22/23	400,000	398,842
Oracle Corp., 4%, 7/15/46	750,000	699,814
Salesforce.com Inc., 3.7%, 4/11/28	250,000	251,321

		3,824,610

Materials - 0.9%
DowDuPont Inc., 4.725%, 11/15/28	400,000	412,961
WestRock Co. (A), 3.75%, 3/15/25	750,000	735,933

		1,148,894

Real Estate - 2.1%
Boston Properties L.P., 3.65%, 2/1/26	450,000	435,447
Brixmor Operating Partnership L.P., 3.65%, 6/15/24	500,000	485,561
Iron Mountain Inc. (A), 4.875%, 9/15/27	250,000	218,125
Store Capital Corp., 4.5%, 3/15/28	550,000	531,368
Welltower Inc., 4.5%, 1/15/24	750,000	769,103
WP Carey Inc., 4.25%, 10/1/26	400,000	391,135

		2,830,739

Utilities - 0.4%
Duke Energy Corp., 3.75%, 9/1/46	650,000	561,960

Total Corporate Notes and Bonds
(Cost $48,563,641)		47,152,437

LONG TERM MUNICIPAL BONDS - 5.0%
County of Pasco FL Water & Sewer Revenue, Series B, 6.76%, 10/1/39	1,000,000	1,028,100
East Baton Rouge Sewerage Commission Revenue, Series B, 6.087%, 2/1/45	1,000,000	1,028,800
Los Angeles Department of Water & Power Revenue, 6.166%, 7/1/40	1,000,000	1,045,350
Metropolitan Transportation Authority Revenue, 6.548%, 11/15/31	1,000,000	1,231,270
New York City Transitional Finance Authority Future Tax Secured Revenue, 6.267%, 8/1/39	500,000	509,080
Palomar Community College District, General Obligation, 7.194%, 8/1/45	1,000,000	1,065,070
Washington County School District #1 West Union, General Obligation, 4.355%, 6/30/34	800,000	849,016

Total Long Term Municipal Bonds
(Cost $6,808,498)		6,756,686

MORTGAGE BACKED SECURITIES - 25.1%

Fannie Mae - 16.6%
3%, 9/1/30 Pool # 890696	1,105,544	1,106,281
3%, 12/1/30 Pool # AL8924	465,634	465,944
7%, 11/1/31 Pool # 607515	22,754	25,061
3.5%, 12/1/31 Pool # MA0919	122,367	124,641
6.5%, 3/1/32 Pool # 631377	29,793	31,994
7%, 5/1/32 Pool # 644591	6,427	6,564
6.5%, 6/1/32 Pool # 545691	256,575	287,694
3.5%, 8/1/32 Pool # MA3098	199,821	202,354
5.5%, 11/1/33 Pool # 555880	321,297	345,552
7%, 7/1/34 Pool # 792636	36,223	37,018
4%, 2/1/35 Pool # MA2177	1,268,147	1,315,642
5%, 8/1/35 Pool # 829670	403,240	428,006
5%, 9/1/35 Pool # 820347	505,751	541,288
5%, 9/1/35 Pool # 835699	402,649	429,698
3.5%, 12/1/35 Pool # MA2473	904,122	915,920
5%, 12/1/35 Pool # 850561	138,855	147,426
5.5%, 10/1/36 Pool # 901723	341,540	364,099
6.5%, 10/1/36 Pool # 894118	316,895	349,536
6%, 11/1/36 Pool # 902510	329,915	363,515
6%, 10/1/37 Pool # 947563	409,559	451,038
6.5%, 8/1/38 Pool # 987711	631,306	725,335

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2018

Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

MORTGAGE BACKED SECURITIES - continued

Fannie Mae - continued
4%, 1/1/41 Pool # AB2080	$1,321,591	$1,358,929
4.5%, 7/1/41 Pool # AB3274	519,262	543,897
5.5%, 7/1/41 Pool # AL6588	1,026,028	1,108,032
4%, 9/1/41 Pool # AJ1406	896,055	921,308
3.5%, 6/1/42 Pool # AO4136	1,437,729	1,448,951
4%, 6/1/42 Pool # MA1087	356,984	367,059
3.5%, 8/1/42 Pool # AP2133	656,014	661,135
3.5%, 9/1/42 Pool # AB6228	1,167,980	1,177,097
4%, 10/1/42 Pool # AP7363	848,041	871,938
3.5%, 3/1/43 Pool # AT0310	672,668	677,854
4%, 1/1/45 Pool # AS4257	210,793	215,941
4.5%, 2/1/45 Pool # MA2193	825,421	859,459
3.5%, 8/1/45 Pool # AS5645	665,918	668,264
3.5%, 11/1/45 Pool # BA4907	551,945	553,748
3.5%, 12/1/45 Pool # AS6309	309,767	310,762
4.5%, 10/1/46 Pool # MA2783	107,474	111,388
4%, 12/1/46 Pool # BD2379	404,387	412,405
3%, 1/1/47 Pool # BE0108	436,878	427,024
4%, 7/1/48 Pool # MA3415	968,704	987,682

		22,347,479

Freddie Mac - 8.4%
4.5%, 2/1/25 Pool # J11722	149,029	153,736
4.5%, 5/1/25 Pool # J12247	277,780	286,572
8%, 6/1/30 Pool # C01005	11,354	12,984
7%, 3/1/31 Pool # C48129	49,106	49,698
5.5%, 11/1/34 Pool # A28282	579,479	619,490
5.5%, 1/1/37 Pool # G04593	181,769	196,099
4%, 10/1/41 Pool # Q04092	614,401	632,185
3%, 9/1/42 Pool # C04233	1,985,043	1,951,828
3%, 4/1/43 Pool # V80025	1,792,820	1,761,987
3%, 4/1/43 Pool # V80026	1,760,892	1,730,199
3.5%, 8/1/44 Pool # Q27927	593,454	596,983
3%, 7/1/45 Pool # G08653	537,581	525,605
3.5%, 8/1/45 Pool # Q35614	1,014,107	1,018,483
3%, 10/1/46 Pool # G60722	964,653	941,779
4%, 3/1/47 Pool # Q46801	815,182	833,356

		11,310,984

Ginnie Mae - 0.1%
6.5%, 2/20/29 Pool # 2714	45,859	51,725
6.5%, 4/20/31 Pool # 3068	32,485	37,000

		88,725

Total Mortgage Backed Securities
(Cost $34,192,395)		33,747,188

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 22.0%

Federal Farm Credit Bank - 0.4%
3.470%, 5/7/24	500,000	500,420

U.S. Treasury Bonds - 8.2%
6.625%, 2/15/27	2,000,000	2,581,953
4.500%, 5/15/38	2,000,000	2,489,453
3.750%, 8/15/41	1,000,000	1,128,125
3.000%, 5/15/45	1,250,000	1,247,608
2.500%, 5/15/46	1,000,000	901,836
2.250%, 8/15/46	2,000,000	1,709,297
3.000%, 5/15/47	1,000,000	995,703

		11,053,975

U.S. Treasury Notes - 13.4%
2.625%, 11/15/20 (E)	3,150,000	3,155,783
2.000%, 11/15/21 (E)	3,500,000	3,454,746
2.500%, 8/15/23	2,500,000	2,499,219
2.750%, 11/15/23	2,000,000	2,021,875
2.125%, 3/31/24	3,000,000	2,940,820
2.250%, 11/15/25	2,500,000	2,444,824
2.875%, 5/15/28	1,500,000	1,523,028

		18,040,295

Total U.S. Government and Agency Obligations (Cost $28,900,932)		29,594,690

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2018

Core Bond Fund Portfolio of Investments - continued

	Shares	Value (Note 2)

SHORT-TERM INVESTMENTS - 2.3%
State Street Institutional U.S. Government Money Market Fund, 2.27%, Premier Class (F)	3,110,858	$3,110,858

Total Short-Term Investments
(Cost $3,110,858)		3,110,858

TOTAL PUT OPTIONS PURCHASED - 0.0%		1,406

TOTAL INVESTMENTS - 99.0% (Cost $134,503,290**)		133,154,078
TOTAL CALL & PUT OPTIONS WRITTEN - 0.0%		(11,484)
NET OTHER ASSETS AND LIABILITIES - 1.0%		1,351,296

TOTAL NET ASSETS - 100.0%		$134,493,890

**	Aggregate cost for Federal tax purposes was $134,495,890.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of1933, as amended, and may be sold only to dealers in that programor other “qualified institutional buyers.”
(B)	Floating rate or variable rate note. Rate shown is as of December 31, 2018.
(C)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.
(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 1.9% of total net assets.
(E)	Restricted. The aggregate cost of such securities is $6,617,614. The aggregate value is $6,610,529,representing 4.9% of net assets.
(F)	7-day yield.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
MTN	Medium Term Note.
PLC	Public Limited Company.
REMICS	Real Estate Mortgage Investment Conduit.

Written Option Contracts Outstanding at December 31, 2018

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Call Options Written - 0.0%
U.S. Treasury Bond Futures	$147.00	01/25/2019	(15)	(15,000)	$(10,781)	$(8,627)	$(2,154)

Total Call Options Written					$(10,781)	$(8,627)	$(2,154)

Put Options Written - 0.0%
U.S. Treasury Bond Futures	$139.00	01/25/2019	(15)	(15,000)	$(703)	$(4,174)	$3,471

Total Put Options Written					$(703)	$(4,174)	$3,471

Total Options Written					$(11,484)	$(12,801)	$1,317

Purchased Option Contracts Outstanding at December 31, 2018

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Put Options Purchased - 0.0%
U.S. Treasury Bond Futures	$141.00	01/25/2019	15	15,000	$1,406	$10,123	$(8,717)

Total Put Options Purchased					$1,406	$10,123	$(8,717)

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2018

High Income Fund Portfolio of Investments

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - 90.9%

Communication Services - 4.6%
Altice Luxembourg S.A. (A) (B), 7.625%, 2/15/25	$400,000	$299,000
CenturyLink Inc., 6.45%, 6/15/21	205,000	204,487
Frontier Communications Corp. (A), 8.5%, 4/1/26	150,000	131,250
Inmarsat Finance PLC (A) (B), 6.5%, 10/1/24	300,000	280,500
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC (A), 3.36%, 3/20/23	103,125	101,836

		1,017,073

Consumer Discretionary - 20.3%
Cablevision Systems Corp., 5.875%, 9/15/22	250,000	245,625
CCO Holdings LLC / CCO Holdings Capital Corp. (A), 5.125%, 5/1/23	350,000	340,375
CCO Holdings LLC / CCO Holdings Capital Corp. (A), 5.875%, 4/1/24	200,000	199,000
Deck Chassis Acquisition Inc. (A) (C), 10%, 6/15/23	100,000	96,000
Diamond Resorts International Inc. (A) (C), 7.75%, 9/1/23	250,000	240,000
DISH DBS Corp., 6.75%, 6/1/21	300,000	296,910
GameStop Corp. (A), 6.75%, 3/15/21	335,000	334,162
IRB Holding Corp. (A), 6.75%, 2/15/26	250,000	218,750
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. (A), 6.75%, 11/15/21	250,000	252,500
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.25%, 2/15/22	150,000	149,250
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.625%, 2/15/24	500,000	492,500
Penske Automotive Group Inc., 5.75%, 10/1/22	250,000	249,375
Scientific Games International Inc. (A), 5%, 10/15/25	325,000	290,063
Service Corp. International/US, 5.375%, 5/15/24	300,000	297,000
Sinclair Television Group Inc., 6.125%, 10/1/22	250,000	251,875
Sirius XM Radio Inc. (A), 4.625%, 5/15/23	250,000	239,375
Univision Communications Inc. (A), 5.125%, 5/15/23	325,000	291,687

		4,484,447

Consumer Staples - 8.5%
Avon International Operations Inc. (A), 7.875%, 8/15/22	250,000	246,250
B&G Foods Inc., 4.625%, 6/1/21	250,000	243,750
Dean Foods Co. (A), 6.5%, 3/15/23	250,000	200,000
First Quality Finance Co. Inc. (A), 4.625%, 5/15/21	400,000	387,000
Pilgrim’s Pride Corp. (A), 5.75%, 3/15/25	350,000	328,125
Post Holdings Inc. (A), 5.5%, 3/1/25	250,000	239,953
Simmons Foods Inc. (A), 5.75%, 11/1/24	325,000	230,750

		1,875,828

Energy - 10.7%
American Midstream Partners L.P. / American Midstream Finance Corp. (A), 9.5%, 12/15/21	375,000	352,500
Berry Petroleum Co. LLC (A), 7%, 2/15/26	125,000	112,500
Carrizo Oil & Gas Inc. (C), 6.25%, 4/15/23	375,000	346,875
DCP Midstream Operating L.P., 5.375%, 7/15/25	125,000	122,187
Jonah Energy LLC / Jonah Energy Finance Corp. (A), 7.25%, 10/15/25	375,000	240,000
Murphy Oil USA Inc., 5.625%, 5/1/27	400,000	384,000
Sunoco L.P. / Sunoco Finance Corp., Series WI, 4.875%, 1/15/23	250,000	243,750
Unit Corp., 6.625%, 5/15/21	600,000	546,000

		2,347,812

Financials - 8.4%
Acrisure LLC / Acrisure Finance Inc. (A), 7%, 11/15/25	250,000	213,125
Donnelley Financial Solutions Inc., 8.25%, 10/15/24	250,000	248,125
Equinix Inc., 5.875%, 1/15/26	400,000	403,000
Jefferies Finance LLC / JFIN Co-Issuer Corp. (A), 7.25%, 8/15/24	250,000	231,250
MPT Operating Partnership L.P. / MPT Finance Corp., 5%, 10/15/27	400,000	365,750
Quicken Loans Inc. (A), 5.75%, 5/1/25	200,000	187,000
Solera LLC / Solera Finance Inc. (A), 10.5%, 3/1/24	200,000	213,000

		1,861,250

Health Care - 7.8%
Acadia Healthcare Co. Inc., 5.125%, 7/1/22	500,000	477,500
Avantor Inc. (A), 6%, 10/1/24	200,000	196,500
Bausch Health Cos. Inc. (A) (B), 5.625%, 12/1/21	311,000	306,335
HCA Inc., 5.875%, 2/15/26	250,000	248,750
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC (A) (B) (C), 4.875%, 4/15/20	500,000	482,500

		1,711,585

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2018

High Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - continued

Industrials - 18.0%
ARD Finance S.A., 7.125% Cash, 7.875 PIK (B), 7.125%, 9/15/23	$300,000	$269,250
Avis Budget Car Rental LLC / Avis Budget Finance Inc. (A) (C), 5.25%, 3/15/25	250,000	216,250
Bombardier Inc. (A) (B), 8.75%, 12/1/21	250,000	257,500
Covanta Holding Corp., 5.875%, 3/1/24	500,000	470,000
DAE Funding LLC (A), 5%, 8/1/24	250,000	241,875
DAE Funding LLC (A), 5.25%, 11/15/21	150,000	147,563
GFL Environmental Inc. (A) (B), 5.375%, 3/1/23	250,000	218,750
Griffon Corp., 5.25%, 3/1/22	300,000	271,500
Herc Rentals Inc. (A), 7.5%, 6/1/22	210,000	217,875
Mueller Industries Inc., 6%, 3/1/27	250,000	232,500
Nielsen Finance LLC / Nielsen Finance Co. (A), 5%, 4/15/22	425,000	405,875
Prime Security Services Borrower LLC / Prime Finance Inc. (A), 9.25%, 5/15/23	101,000	104,156
Summit Materials LLC / Summit Materials Finance Corp., 8.5%, 4/15/22	250,000	261,250
Tennant Co., 5.625%, 5/1/25	250,000	235,625
TransDigm Inc., 6%, 7/15/22	250,000	246,250
Waste Pro USA Inc. (A), 5.5%, 2/15/26	200,000	184,000

		3,980,219

Information Technology - 0.5%
Match Group Inc. (A), 5%, 12/15/27	125,000	114,688

Materials - 5.1%
Berry Global Inc., 5.125%, 7/15/23	250,000	247,263
Rayonier AM Products Inc. (A), 5.5%, 6/1/24	545,000	480,962
Sealed Air Corp. (A), 5.125%, 12/1/24	400,000	392,500

		1,120,725

Real Estate - 2.7%
Iron Mountain Inc., 5.75%, 8/15/24	400,000	380,000
Iron Mountain Inc. (A), 4.875%, 9/15/27	250,000	218,125

		598,125

Utilities - 4.3%
AES Corp., 5.5%, 4/15/25	415,000	411,888
AmeriGas Partners L.P. / AmeriGas Finance Corp., 5.875%, 8/20/26	100,000	91,250
Calpine Corp., 5.5%, 2/1/24	250,000	228,750
NRG Energy Inc., 6.25%, 5/1/24	200,000	203,000

		934,888

Total Corporate Notes and Bonds
(Cost $21,233,229)		20,046,640

SHORT-TERM INVESTMENTS - 12.7%
State Street Institutional U.S. Government Money Market Fund, 2.27%, Premier Class (D)	1,761,809	$1,761,809
State Street Navigator Securities Lending Government Money Market Portfolio, 2.35% (D) (E)	1,047,563	1,047,563

Total Short-Term Investments
(Cost $2,809,372)		2,809,372

TOTAL INVESTMENTS - 103.6% (Cost $24,042,601**)		22,856,012
NET OTHER ASSETS AND LIABILITIES - (3.6%)		(785,399)

TOTAL NET ASSETS - 100.0%		$22,070,613

**	Aggregate cost for Federal tax purposes was $24,042,601.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 9.6% of total net assets.
(C)	All or a portion of these securities, with an aggregate fair value of $1,028,516, are on loan as part of a securities lending program. See footnote (E) and Note 8 for details on the securities lending program.
(D)	7-day yield.
(E)	Represents investments of cash collateral received in connection with securities lending.
PIK	Payment in Kind.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2018

Diversified Income Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 63.9%

Communication Services - 4.6%
Comcast Corp., Class A	139,000	$4,732,950
Verizon Communications Inc.	108,500	6,099,870

		10,832,820

Consumer Discretionary - 6.1%
Home Depot Inc./The	16,500	2,835,030
McDonald’s Corp.	26,500	4,705,605
Starbucks Corp.	61,000	3,928,400
TJX Cos. Inc./The	63,000	2,818,620

		14,287,655

Consumer Staples - 8.5%
Diageo PLC, ADR	24,500	3,474,100
Hershey Co./The	24,500	2,625,910
Nestle S.A., ADR	46,000	3,724,160
PepsiCo Inc.	39,000	4,308,720
Procter & Gamble Co./The	62,000	5,699,040

		19,831,930

Energy - 4.0%
Chevron Corp.	38,000	4,134,020
Exxon Mobil Corp.	77,000	5,250,630

		9,384,650

Financials - 9.0%
BlackRock Inc.	4,500	1,767,690
Chubb Ltd.	15,500	2,002,290
CME Group Inc.	24,000	4,514,880
Northern Trust Corp.	20,000	1,671,800
Travelers Cos. Inc./The	24,500	2,933,875
US Bancorp	89,000	4,067,300
Wells Fargo & Co.	91,000	4,193,280

		21,151,115

Health Care - 13.0%
Amgen Inc.	15,000	2,920,050
Johnson & Johnson	46,000	5,936,300
Medtronic PLC	70,000	6,367,200
Merck & Co. Inc.	77,000	5,883,570
Novartis AG, ADR	43,000	3,689,830
Pfizer Inc.	127,500	5,565,375

		30,362,325

Industrials - 7.3%
3M Co.	13,000	2,477,020
Emerson Electric Co.	32,000	1,912,000
Fastenal Co.	72,500	3,791,025
Union Pacific Corp.	18,500	2,557,255
United Parcel Service Inc., Class B	37,000	3,608,610
United Technologies Corp.	26,500	2,821,720

		17,167,630

Information Technology - 7.2%
Accenture PLC, Class A	13,500	1,903,635
Analog Devices Inc.	23,000	1,974,090
Automatic Data Processing Inc.	14,000	1,835,680
Cisco Systems Inc.	102,500	4,441,325
Microsoft Corp.	32,000	3,250,240
Paychex Inc.	28,000	1,824,200
Texas Instruments Inc.	17,000	1,606,500

		16,835,670

Materials - 1.7%
Linde PLC	26,000	4,057,040

Utilities - 2.5%
Dominion Energy Inc.	35,000	2,501,100
NextEra Energy Inc.	19,000	3,302,580

		5,803,680

Total Common Stocks
(Cost $109,819,231)		149,714,515

	Par Value

ASSET BACKED SECURITIES - 1.7%
American Express Credit Account Master Trust, Series 2017-1, Class B, 2.1%, 9/15/22	$250,000	247,651
BMW Floorplan Master Owner Trust, Series 2018-1, Class A2, (1M LIBOR + 0.320%) (A) (B), 2.775%, 5/15/23	150,000	150,000
CarMax Auto Owner Trust, Series 2015-2, Class A4, 1.8%, 3/15/21	460,908	458,773
CarMax Auto Owner Trust, Series 2018-3, Class A3, 3.13%, 6/15/23	200,000	200,764
Chesapeake Funding II LLC, Series 2018-3A, Class B (A), 3.62%, 1/15/31	100,000	100,866
Chesapeake Funding II LLC, Series 2017-4A, Class A1 (A), 2.12%, 11/15/29	203,152	200,950
Chesapeake Funding II LLC, Series 2018-1A, Class A1 (A), 3.04%, 4/15/30	368,707	368,451
Chesapeake Funding II LLC, Series 2018-2A, Class A1 (A), 3.23%, 8/15/30	150,000	150,678
Enterprise Fleet Financing LLC, Series 2017-2, Class A2 (A), 1.97%, 1/20/23	352,309	349,583
Enterprise Fleet Financing LLC, Series 2017-3, Class A2 (A), 2.13%, 5/22/23	171,276	169,761
John Deere Owner Trust, Series 2018-B, Class A3, 3.08%, 11/15/22	200,000	200,977
Synchrony Credit Card Master Note Trust, Series 2017-1, Class B, 2.19%, 6/15/23	500,000	493,491
Verizon Owner Trust, Series 2017-1A, Class A (A), 2.06%, 9/20/21	600,000	595,526
Verizon Owner Trust, Series 2018-A, Class A1A, 3.23%, 4/20/23	390,000	392,391

Total Asset Backed Securities
(Cost $4,071,532)		4,079,862

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2018

Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.2%
Fannie Mae REMICS, Series 2011-31, Class DB, 3.5%, 4/25/31	$350,000	$357,959
Fannie Mae REMICS, Series 2011-36, Class QB, 4%, 5/25/31	481,000	499,135
Fannie Mae REMICS, Series 2005-79, Class LT, 5.5%, 9/25/35	399,853	437,510
Fannie Mae REMICS, Series 2011-101, Class NC, 2.5%, 4/25/40	369,611	367,189
Fannie Mae REMICS, Series 2016-21, Class BA, 3%, 3/25/42	371,003	371,925
Freddie Mac REMICS, Series 3825, Class CB, 3.5%, 3/15/26	400,000	409,199
Freddie Mac REMICS, Series 4037, Class B, 3%, 4/15/27	450,000	442,910

Total Collateralized Mortgage Obligations (Cost $2,984,668)		2,885,827

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.7%
Fannie Mae-Aces, Series 2016-M2, Class X2, IO (B) (C), 1.097%, 1/25/23	7,240,282	242,671
FHLMC Multifamily Structured Pass Through Certificates, Series KJ17, Class A2, 2.982%, 11/25/25	200,000	197,932
FHLMC Multifamily Structured Pass Through Certificates, Series K066, Class A2, 3.117%, 6/25/27	225,000	222,434
FREMF Mortgage Trust, Series 2012-K708, Class B (A) (B) (C), 3.718%, 2/25/45	700,000	698,358
FREMF Mortgage Trust, Series 2015-K721, Class B (A) (B) (C), 3.565%, 11/25/47	300,000	299,358

Total Commercial Mortgage-Backed Securities (Cost $1,710,506)		1,660,753

CORPORATE NOTES AND BONDS - 11.5%

Communication Services - 0.5%
AT&T Inc., 4.75%, 5/15/46	500,000	443,947
Comcast Corp., 4.15%, 10/15/28	275,000	279,244
Verizon Communications Inc., 4.329%, 9/21/28	559,000	561,297

		1,284,488

Consumer Discretionary - 1.6%
CCO Holdings LLC / CCO Holdings Capital Corp. (A), 5.875%, 5/1/27	325,000	315,250
Charter Communications Operating LLC / Charter Communications Operating Capital Corp., 4.464%, 7/23/22	300,000	302,882
Discovery Communications LLC, 5%, 9/20/37	300,000	278,272
DISH DBS Corp., 6.75%, 6/1/21	150,000	148,455
ERAC USA Finance LLC (A), 6.7%, 6/1/34	225,000	267,254
GameStop Corp. (A), 6.75%, 3/15/21	200,000	199,500
General Motors Financial Co. Inc., 3.2%, 7/6/21	150,000	146,521
GLP Capital L.P. / GLP Financing II Inc., 4.875%, 11/1/20	450,000	453,825
Lennar Corp., 4.75%, 4/1/21	350,000	346,937
Marriott International Inc., 3.125%, 6/15/26	400,000	363,222
Omnicom Group Inc. / Omnicom Capital Inc., 3.6%, 4/15/26	650,000	622,094
Walgreens Boots Alliance Inc., 3.45%, 6/1/26	350,000	329,311

		3,773,523

Consumer Staples - 0.6%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc. (A), 4.9%, 2/1/46	500,000	463,693
Bunge Ltd. Finance Corp., 3.25%, 8/15/26	600,000	525,703
Conagra Brands Inc., 5.4%, 11/1/48	200,000	184,194
Tyson Foods Inc., 3.55%, 6/2/27	150,000	139,791

		1,313,381

Energy - 1.8%
Antero Resources Corp., 5.625%, 6/1/23	200,000	190,000
Enterprise Products Operating LLC, 3.75%, 2/15/25	400,000	395,783
Exxon Mobil Corp., 4.114%, 3/1/46	500,000	507,575
Jonah Energy LLC / Jonah Energy Finance Corp. (A), 7.25%, 10/15/25	175,000	112,000
Kinder Morgan Inc., 5.55%, 6/1/45	500,000	495,185
Marathon Oil Corp., 2.7%, 6/1/20	500,000	492,612
MPLX L.P., 4.8%, 2/15/29	150,000	149,631
Phillips 66, 4.65%, 11/15/34	500,000	487,006
Schlumberger Holdings Corp. (A), 4%, 12/21/25	400,000	394,816
Unit Corp., 6.625%, 5/15/21	200,000	182,000
Valero Energy Corp., 6.625%, 6/15/37	500,000	547,818
Valero Energy Partners L.P., 4.5%, 3/15/28	350,000	342,706

		4,297,132

Financials - 3.3%
Air Lease Corp., 3.75%, 2/1/22	500,000	494,777
Air Lease Corp., 3.625%, 4/1/27	500,000	447,191
American Express Co., 2.5%, 8/1/22	150,000	144,777
American Express Co., 4.2%, 11/6/25	250,000	254,846
Bank of America Corp., MTN, 2.503%, 10/21/22	400,000	385,132
Bank of America Corp., MTN, (3M USD LIBOR + 0.930%) (B), 2.816%, 7/21/23	250,000	241,818
Bank of America Corp., MTN, (3M USD LIBOR + 1.090%) (B), 3.093%, 10/1/25	200,000	189,638

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2018

Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - continued

Financials - continued
Bank of New York Mellon Corp./The, MTN, 2.2%, 8/16/23	$500,000	$474,769
Berkshire Hathaway Inc., 3.125%, 3/15/26	250,000	242,310
Capital One Financial Corp., 3.3%, 10/30/24	400,000	378,299
Cboe Global Markets Inc., 3.65%, 1/12/27	400,000	389,309
Fifth Third Bank, 3.35%, 7/26/21	250,000	250,504
Goldman Sachs Group Inc./The(3M USD LIBOR + 1.201%) (B), 3.272%, 9/29/25	750,000	703,029
JPMorgan Chase & Co., 2.972%, 1/15/23	500,000	487,489
JPMorgan Chase & Co., 2.95%, 10/1/26	400,000	369,411
Morgan Stanley, MTN, 3.875%, 1/27/26	200,000	195,074
Morgan Stanley, 4.3%, 1/27/45	500,000	467,672
Nasdaq Inc., 3.85%, 6/30/26	75,000	72,428
Old Republic International Corp., 3.875%, 8/26/26	450,000	429,696
Regions Financial Corp., 3.2%, 2/8/21	500,000	496,802
Regions Financial Corp., 2.75%, 8/14/22	250,000	241,195
Synchrony Financial, 3.75%, 8/15/21	50,000	48,660
Synchrony Financial, 3.7%, 8/4/26	400,000	339,297

		7,744,123

Health Care - 1.2%
AbbVie Inc., 3.75%, 11/14/23	225,000	223,863
Cigna Corp. (A), 4.375%, 10/15/28	150,000	150,837
Cigna Corp. (A), 4.9%, 12/15/48	100,000	97,840
CVS Health Corp., 5.125%, 7/20/45	400,000	389,364
Humana Inc., 2.5%, 12/15/20	300,000	295,474
Shire Acquisitions Investments Ireland DAC (D), 1.9%, 9/23/19	750,000	739,489
UnitedHealth Group Inc., 2.875%, 3/15/23	750,000	738,820
Zoetis Inc., 3%, 9/12/27	225,000	207,798

		2,843,485

Industrials - 0.4%
DAE Funding LLC (A), 5.25%, 11/15/21	100,000	98,375
Masco Corp., 4.375%, 4/1/26	400,000	400,045
Union Pacific Corp., 3.5%, 6/8/23	200,000	200,380
United Rentals North America Inc., 4.625%, 7/15/23	300,000	294,375

		993,175

Information Technology - 1.1%
Analog Devices Inc., 5.3%, 12/15/45	350,000	368,179
Citrix Systems Inc., 4.5%, 12/1/27	85,000	81,244
Dell International LLC / EMC Corp. (A), 8.35%, 7/15/46	175,000	189,488
Fidelity National Information Services Inc., 3%, 8/15/26	450,000	413,985
Intel Corp., 3.734%, 12/8/47	435,000	402,775
Oracle Corp., 4%, 7/15/46	500,000	466,543
Thomson Reuters Corp. (D), 4.3%, 11/23/23	600,000	611,344

		2,533,558

Materials - 0.2%
DowDuPont Inc., 4.725%, 11/15/28	400,000	412,961

Real Estate - 0.8%
Brixmor Operating Partnership L.P., 3.65%, 6/15/24	500,000	485,561
Iron Mountain Inc. (A), 4.875%, 9/15/27	300,000	261,750
Store Capital Corp., 4.5%, 3/15/28	300,000	289,838
Welltower Inc., 4.5%, 1/15/24	725,000	743,466

		1,780,615

Total Corporate Notes and Bonds
(Cost $27,777,752)		26,976,441

LONG TERM MUNICIPAL BONDS - 2.3%
County of Pasco FL Water & Sewer Revenue, Series B, 6.76%, 10/1/39	1,000,000	1,028,100
Los Angeles Department of Water & Power Revenue, 6.166%, 7/1/40	1,000,000	1,045,350
Metropolitan Transportation Authority Revenue, 6.548%, 11/15/31	1,000,000	1,231,270
New York City Transitional Finance Authority Future Tax Secured Revenue, 6.267%, 8/1/39	500,000	509,080
Rancho Water District Financing Authority Revenue, (Prerefunded 8/1/20 @ $100), 6.337%, 8/1/40	5,000	5,266
Rancho Water District Financing Authority Revenue, 6.337%, 8/1/40	620,000	653,009
University of Massachusetts Building Authority Revenue, 6.573%, 5/1/39	1,000,000	1,011,940

Total Long Term Municipal Bonds
(Cost $5,535,030)		5,484,015

MORTGAGE BACKED SECURITIES - 8.3%

Fannie Mae - 5.7%
3%, 9/1/30 Pool # 890696	523,679	524,028
3%, 12/1/30 Pool # AL8924	372,508	372,755
7%, 11/1/31 Pool # 607515	22,754	25,062
3.5%, 12/1/31 Pool # MA0919	152,959	155,801
7%, 5/1/32 Pool # 644591	3,533	3,609
3.5%, 8/1/32 Pool # MA3098	199,821	202,354
5.5%, 10/1/33 Pool # 254904	130,355	140,398
5.5%, 11/1/33 Pool # 555880	321,297	345,553
5%, 5/1/34 Pool # 780890	424,434	450,604
7%, 7/1/34 Pool # 792636	17,338	17,718
4%, 2/1/35 Pool # MA2177	609,686	632,520
5%, 9/1/35 Pool # 820347	206,703	221,227
5%, 9/1/35 Pool # 835699	168,544	179,867
5%, 12/1/35 Pool # 850561	58,087	61,672

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2018

Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

MORTGAGE BACKED SECURITIES - continued

Fannie Mae - continued
5.5%, 9/1/36 Pool # 831820	$314,165	$339,284
5.5%, 10/1/36 Pool # 901723	128,077	136,537
5.5%, 12/1/36 Pool # 903059	229,720	246,900
4%, 1/1/41 Pool # AB2080	587,374	603,968
4.5%, 7/1/41 Pool # AB3274	163,680	171,446
5.5%, 7/1/41 Pool # AL6588	591,939	639,249
4%, 9/1/41 Pool # AJ1406	398,247	409,470
4%, 10/1/41 Pool # AJ4046	525,881	540,740
3.5%, 6/1/42 Pool # AO4136	539,148	543,357
3.5%, 6/1/42 Pool # AO4134	435,130	438,519
3.5%, 8/1/42 Pool # AP2133	546,678	550,945
4%, 10/1/42 Pool # AP7363	446,338	458,915
3%, 2/1/43 Pool # AB8486	896,707	881,390
3%, 2/1/43 Pool # AL3072	677,224	666,208
3.5%, 3/1/43 Pool # AT0310	428,062	431,362
4%, 1/1/45 Pool # AS4257	152,240	155,957
4.5%, 2/1/45 Pool # MA2193	466,126	485,348
3.5%, 4/1/45 Pool # MA2229	431,643	433,253
3.5%, 11/1/45 Pool # BA4907	551,945	553,748
3.5%, 12/1/45 Pool # AS6309	116,163	116,536
4%, 7/1/48 Pool # MA3415	726,528	740,761
3.5%, 1/1/49 Pool # MA3574	500,000	500,053

		13,377,114

Freddie Mac - 2.6%
4.5%, 2/1/25 Pool # J11722	89,417	92,242
4.5%, 5/1/25 Pool # J12247	78,126	80,598
8%, 6/1/30 Pool # C01005	9,083	10,387
6.5%, 1/1/32 Pool # C62333	75,366	82,460
3.5%, 11/1/40 Pool # G06168	274,455	276,490
4.5%, 9/1/41 Pool # Q03516	449,303	470,449
4%, 10/1/41 Pool # Q04092	614,401	632,185
3%, 9/1/42 Pool # C04233	1,020,879	1,003,797
3%, 4/1/43 Pool # V80025	717,128	704,795
3%, 4/1/43 Pool # V80026	704,357	692,079
3.5%, 8/1/45 Pool # Q35614	676,071	678,989
3%, 10/1/46 Pool # G60722	533,638	520,984
4%, 3/1/47 Pool # Q46801	652,146	666,685

		5,912,140

Ginnie Mae - 0.0%
6.5%, 4/20/31 Pool # 3068	26,753	30,471

Total Mortgage Backed Securities
(Cost $19,621,556)		19,319,725

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 6.5%

Federal Farm Credit Bank - 0.2%
3.470%, 5/7/24	500,000	500,420

Federal Home Loan Bank - 0.1%
2.000%, 12/21/23 (E)	350,000	349,052

U.S. Treasury Bonds - 2.2%
6.625%, 2/15/27	1,100,000	1,420,074
3.000%, 5/15/42	1,000,000	1,001,094
2.500%, 2/15/45	750,000	679,688
2.500%, 5/15/46	750,000	676,377
2.250%, 8/15/46	750,000	640,986
3.000%, 5/15/47	400,000	398,281
3.000%, 2/15/48	300,000	298,395

		5,114,895

U.S. Treasury Notes - 4.0%
2.625%, 11/15/20 (F)	1,500,000	1,502,754
2.000%, 11/15/21	1,000,000	987,070
2.000%, 2/15/22	1,250,000	1,232,422
1.750%, 5/15/22	1,750,000	1,708,916
2.500%, 8/15/23	2,150,000	2,149,328
2.125%, 3/31/24	1,000,000	980,273
2.875%, 5/15/28	750,000	761,514

		9,322,277

Total U.S. Government and Agency Obligations (Cost $15,149,181)		15,286,644
	Shares

SHORT-TERM INVESTMENTS - 3.8%
State Street Institutional U.S. Government Money Market Fund, 2.27%, Premier Class (G)	8,799,622	8,799,622

Total Short-Term Investments
(Cost $8,799,622)		8,799,622

TOTAL INVESTMENTS - 99.9% (Cost $195,469,078**)		234,207,404
NET OTHER ASSETS AND LIABILITIES - 0.1%		138,845

TOTAL NET ASSETS - 100.0%		$234,346,249

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2018

Diversified Income Fund Portfolio of Investments - continued

**	Aggregate cost for Federal tax purposes was $196,165,096.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	Floating rate or variable rate note. Rate shown is as of December 31, 2018.
(C)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.
(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.6% of total net assets.
(E)	Stepped rate security. Rate shown is as of December 31, 2018.
(F)	Restricted. The aggregate cost of such securities is $1,482,987. The aggregate value is $1,502,754, representing 0.6% of net assets.
(G)	7-day yield.
ADR	American Depositary Receipt.
DAC	Designated Activity Company.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
MTN	Medium Term Note.
PLC	Public Limited Company.
REMICS	Real Estate Mortgage Investment Conduit.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2018

Large Cap Value Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 95.8%

Communication Services - 11.3%
CenturyLink Inc.	635,000	$9,620,250
Discovery Inc., Class C *	395,500	9,128,140
Verizon Communications Inc.	163,000	9,163,860

		27,912,250

Consumer Staples - 9.0%
Archer-Daniels-Midland Co.	269,000	11,020,930
Procter & Gamble Co./The	122,000	11,214,240

		22,235,170

Energy - 7.5%
Chevron Corp.	27,500	2,991,725
EOG Resources Inc.	132,000	11,511,720
Murphy Oil Corp.	173,000	4,046,470

		18,549,915

Financials - 16.1%
American Express Co.	52,000	4,956,640
Aon PLC	34,000	4,942,240
Bank of America Corp.	290,000	7,145,600
Bank of New York Mellon Corp./The	62,000	2,918,340
JPMorgan Chase & Co.	119,000	11,616,780
US Bancorp	183,000	8,363,100

		39,942,700

Health Care - 18.7%
Baxter International Inc.	175,000	11,518,500
Eli Lilly & Co.	128,000	14,812,160
Humana Inc.	22,500	6,445,800
Medtronic PLC	148,000	13,462,080

		46,238,540

Industrials - 4.8%
Jacobs Engineering Group Inc.	203,000	11,867,380

Information Technology - 2.4%
First Data Corp., Class A *	348,000	5,884,680

Materials - 6.0%
Barrick Gold Corp. (A)	340,000	4,603,600
Cleveland-Cliffs Inc. *	628,000	4,829,320
Vale S.A., ADR	407,000	5,368,330

		14,801,250

Real Estate - 3.6%
Boston Properties Inc., REIT	48,000	5,402,400
Prologis Inc., REIT	61,000	3,581,920

		8,984,320

Utilities - 16.4%
AES Corp.	1,085,000	15,689,100
NRG Energy Inc.	350,000	13,860,000
Sempra Energy	103,000	11,143,570

		40,692,670

Total Common Stocks
(Cost $221,261,491)		237,108,875

SHORT-TERM INVESTMENTS - 5.8%
State Street Institutional U.S. Government Money Market Fund, 2.27%, Premier Class (B)	10,160,127	10,160,127
State Street Navigator Securities Lending Government Money Market Portfolio, 2.35% (B) (C)	4,182,840	4,182,840

Total Short-Term Investments
(Cost $14,342,967)		14,342,967

TOTAL INVESTMENTS - 101.6% (Cost $235,604,458**)		251,451,842
NET OTHER ASSETS AND LIABILITIES - (1.6%)		(3,925,906)

TOTAL NET ASSETS - 100.0%		$247,525,936

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $235,604,458.
(A)	All or a portion of these securities, with an aggregate fair value of $4,195,234, are on loan as part of a securities lending program. See footnote (C) and Note 8 for details on the securities lending program.
(B)	7-day yield.
(C)	Represents investments of cash collateral received in connection with securities lending.
ADR	American Depositary Receipt.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2018

Large Cap Growth Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 97.9%

Consumer Discretionary - 23.0%
Booking Holdings Inc. *	3,062	$5,274,050
CarMax Inc. *	105,377	6,610,299
Dollar Tree Inc. *	87,617	7,913,568
Lowe’s Cos. Inc.	84,330	7,788,719
Omnicom Group Inc.	64,139	4,697,540
Starbucks Corp.	110,881	7,140,736
TJX Cos. Inc./The	157,735	7,057,064

		46,481,976

Financials - 14.9%
Berkshire Hathaway Inc., Class B *	40,135	8,194,764
Brookfield Asset Management Inc., Class A	212,288	8,141,245
Charles Schwab Corp./The	101,095	4,198,475
US Bancorp	210,254	9,608,608

		30,143,092

Health Care - 16.3%
Danaher Corp.	72,180	7,443,201
Henry Schein Inc. *	102,417	8,041,783
Johnson & Johnson	35,416	4,570,435
Novartis AG, ADR	103,632	8,892,662
Varian Medical Systems Inc. *	35,632	4,037,462

		32,985,543

Industrials - 9.7%
Copart Inc. *	91,673	4,380,136
Jacobs Engineering Group Inc.	158,212	9,249,074
PACCAR Inc.	106,358	6,077,296

		19,706,506

Information Technology - 21.5%
Accenture PLC, Class A	26,821	3,782,029
Alphabet Inc., Class C *	8,014	8,299,379
Analog Devices Inc.	51,589	4,427,884
CDW Corp.	72,125	5,845,731
Cognizant Technology Solutions Corp., Class A	114,998	7,300,073
TE Connectivity Ltd.	100,529	7,603,008
Visa Inc., Class A	46,904	6,188,514

		43,446,618

Materials - 8.4%
Linde PLC	43,473	6,783,527
PPG Industries Inc.	99,846	10,207,256

		16,990,783

Real Estate - 4.1%
American Tower Corp.	52,109	8,243,123

Total Common Stocks
(Cost $165,217,797)		197,997,641

SHORT-TERM INVESTMENTS - 2.0%
State Street Institutional U.S. Government Money Market Fund, 2.27%, Premier Class (A)	4,051,688	4,051,688

Total Short-Term Investments
(Cost $4,051,688)		4,051,688

TOTAL INVESTMENTS - 99.9% (Cost $169,269,485**)		202,049,329
NET OTHER ASSETS AND LIABILITIES - 0.1%		162,577

TOTAL NET ASSETS - 100.0%		$202,211,906

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $169,464,255.
(A)	7-day yield.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2018

Mid Cap Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 95.8%

Consumer Discretionary – 31.5%

Household Durables - 2.6%
Mohawk Industries Inc. *	35,660	$4,170,793

Media - 9.6%
Liberty Broadband Corp., Class C *	101,659	7,322,498
Liberty Global PLC, Series C *	140,778	2,905,658
Omnicom Group Inc.	69,276	5,073,774

		15,301,930

Multiline Retail - 5.1%
Dollar Tree Inc. *	91,119	8,229,868

Specialty Retail - 14.2%
CarMax Inc. *	95,965	6,019,885
Floor & Decor Holdings Inc., Class A *	121,852	3,155,967
O’Reilly Automotive Inc. *	20,961	7,217,501
Ross Stores Inc.	40,691	3,385,491
TJX Cos. Inc./The	65,065	2,911,008

		22,689,852

Consumer Staples - 0.9%
Brown-Forman Corp., Class B	30,476	1,450,048

Financials - 23.1%
Arch Capital Group Ltd. *	321,374	8,587,113
Brookfield Asset Management Inc., Class A	156,287	5,993,607
Brown & Brown Inc.	244,947	6,750,739
Glacier Bancorp Inc.	94,906	3,760,176
Markel Corp. *	7,338	7,617,211
WR Berkley Corp.	57,824	4,273,772

		36,982,618

Health Care - 6.9%
Henry Schein Inc. *	81,242	6,379,122
Laboratory Corp. of America Holdings *	36,373	4,596,092

		10,975,214

Industrials - 13.7%
Copart Inc. *	107,393	5,131,238
Expeditors International of Washington Inc.	96,585	6,576,473
Fastenal Co.	83,948	4,389,641
IHS Markit Ltd. *	120,388	5,775,012

		21,872,364

Information Technology - 9.3%
Alliance Data Systems Corp.	15,641	2,347,401
Amphenol Corp., Class A	55,644	4,508,277
CDW Corp.	64,367	5,216,945
TE Connectivity Ltd.	36,204	2,738,109

		14,810,732

Materials - 7.5%
Axalta Coating Systems Ltd. *	247,076	5,786,520
Crown Holdings Inc. *	80,183	3,333,207
NewMarket Corp.	7,160	2,950,565

		12,070,292

Real Estate - 2.9%
Crown Castle International Corp.	42,894	4,659,575

Total Common Stocks
(Cost $101,922,781)		153,213,286

SHORT-TERM INVESTMENTS - 4.4%
State Street Institutional U.S. Government Money Market Fund, 2.27%, Premier Class (A)	7,069,223	7,069,223

Total Short-Term Investments
(Cost $7,069,223)		7,069,223

TOTAL INVESTMENTS - 100.2% (Cost $108,992,004**)		160,282,509
NET OTHER ASSETS AND LIABILITIES - (0.2%)		(284,781)

TOTAL NET ASSETS - 100.0%		$159,997,728

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $109,108,522.
(A)	7-day yield.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2018

International Stock Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 93.2%

Australia - 2.0%
BHP Group PLC	28,617	$602,425

Belgium - 1.8%
Anheuser-Busch InBev S.A.	8,047	531,985

Canada - 6.1%
Canadian National Railway Co.	4,271	316,320
National Bank of Canada	8,621	353,946
Rogers Communications Inc., Class B	11,600	594,445
Suncor Energy Inc.	21,468	599,601

		1,864,312

Denmark - 1.4%
Carlsberg AS, Class B (A)	4,032	428,959

Finland - 2.9%
Nordea Bank Abp (A)	50,765	428,155
Sampo Oyj, Class A (A)	10,244	450,338

		878,493

France - 11.2%
Air Liquide S.A.	3,801	472,299
Capgemini SE	4,467	444,248
Cie de Saint-Gobain	7,837	261,880
Cie Generale des Etablissements Michelin	2,775	275,659
Safran S.A.	5,435	656,341
Societe Generale S.A.	8,150	259,779
Vinci S.A.	5,804	478,928
Vivendi S.A.	22,563	550,121

		3,399,255

Germany - 3.7%
Fresenius SE & Co. KGaA (A)	4,517	218,341
SAP SE (A)	9,089	905,352

		1,123,693

Hong Kong - 0.9%
Techtronic Industries Co. Ltd.	53,000	281,566

India - 1.4%
ICICI Bank Ltd., ADR	41,792	430,040

Ireland - 4.2%
Medtronic PLC	9,527	866,576
Ryanair Holdings PLC, ADR *	5,790	413,059

		1,279,635

Israel - 0.8%
Bank Leumi Le-Israel BM	38,667	233,706

Japan - 12.9%
Daiwa House Industry Co. Ltd. (A)	25,435	807,804
Don Quijote Holdings Co. Ltd. (A)	8,900	552,122
Kao Corp. (A)	5,730	422,450
Makita Corp. (A)	11,600	410,774
Nexon Co. Ltd. * (A)	32,200	411,343
Shin-Etsu Chemical Co. Ltd. (A)	5,300	408,316
Sumitomo Mitsui Financial Group Inc. (A)	14,800	488,057
Suzuki Motor Corp. (A)	2,800	141,681
Yamaha Corp. (A)	6,500	275,967

		3,918,514

Netherlands - 6.9%
ABN AMRO Group N.V. (B)	15,025	353,594
Koninklijke DSM N.V.	2,702	221,165
Royal Dutch Shell PLC, Class A	35,169	1,034,369
Wolters Kluwer N.V.	8,084	478,487

		2,087,615

Norway - 3.1%
Equinor ASA (A)	16,504	351,968
Telenor ASA (A)	30,936	597,185

		949,153

Singapore - 2.7%
DBS Group Holdings Ltd.	32,990	573,413
NetLink NBN Trust	428,500	240,509

		813,922

South Korea - 0.7%
Samsung Electronics Co. Ltd. (A)	6,218	215,147

Spain - 1.8%
Red Electrica Corp. S.A.	24,370	544,338

Sweden - 3.4%
Assa Abloy AB, Class B (A)	33,394	597,061
Epiroc AB, Class A * (A)	43,981	417,685

		1,014,746

Switzerland - 7.4%
Ferguson PLC	11,005	703,733
Julius Baer Group Ltd. * (A)	7,735	276,401
Novartis AG (A)	14,875	1,274,020

		2,254,154

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2018

International Stock Fund Portfolio of Investments - continued

	Shares	Value (Note 2)

COMMON STOCKS - continued
United Kingdom - 17.9%
Aon PLC	5,463	$794,102
Compass Group PLC	34,185	718,941
Diageo PLC	10,368	369,361
Howden Joinery Group PLC	46,034	255,588
Informa PLC	43,243	347,350
Melrose Industries PLC	141,499	295,511
Prudential PLC	51,359	917,780
RELX PLC	36,644	755,009
RSA Insurance Group PLC	46,115	301,885
Unilever PLC	13,009	681,241

		5,436,768

Total Common Stocks
(Cost $27,785,523)		28,288,426

PREFERRED STOCK - 1.8%

Germany - 1.8%
Volkswagen AG (A)	3,560	566,515

Total Preferred Stocks
(Cost $677,642)		566,515

Short-Term Investments - 5.7%

United States - 5.7%
State Street Institutional U.S. Government Money Market Fund, 2.27%, Premier Class (C)	1,367,642	1,367,642
State Street Navigator Securities Lending Government Money Market Portfolio, 2.35% (C) (D)	352,127	352,127

		1,719,769

Total Short-Term Investments
(Cost $1,719,769)		1,719,769

TOTAL INVESTMENTS – 100.7% (Cost $30,182,934**)		30,574,710
NET OTHER ASSETS AND LIABILITIES – (0.7%)		(226,138)

TOTAL NET ASSETS – 100.0%		$30,348,572

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $30,233,006.
(A)	All or a portion of these securities, with an aggregate fair value of $336,518, are on loan as part of a securities lending program. See footnote (D) and Note 8 for details on the securities lending program.
(B)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.” The securities have been determined to be liquid under guidelines established by the Board of Trustees.
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

OTHER INFORMATION:
Sector Allocation	% of Net Assets
Communication Services	6.5%
Consumer Discretionary	14.4%
Consumer Staples	8.1%
Energy	6.5%
Financials	19.3%
Health Care	7.7%
Industrials	15.9%
Information Technology	6.6%
Materials	5.5%
Real Estate	2.7%
Short-Term Investments	5.7%
Utilities	1.8%
Net Other Assets and Liabilities	(0.7)%

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2018

Madison Target Retirement 2020 Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 96.2%

Alternative Funds - 2.0%
Invesco Optimum Yield Diversified Commodity Strategy	51,098	$770,047

Bond Funds - 72.7%
iShares 20+ Year Treasury Bond ETF	15,957	1,938,935
Schwab Intermediate-Term U.S. Treasury ETF	284,553	15,067,081
Schwab U.S. TIPS ETF	115,840	6,168,480
Vanguard Long-Term Corporate Bond ETF	2,265	192,933
Vanguard Short-Term Corporate Bond ETF	59,345	4,625,349

		27,992,778

Foreign Stock Funds - 6.5%
iShares Edge MSCI Minimum Volatility EAFE ETF	11,539	769,190
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	10,311	576,075
iShares MSCI Japan ETF	7,545	382,456
iShares MSCI United Kingdom ETF	13,034	382,548
SPDR S&P China ETF	2,258	191,501
Xtrackers MSCI EAFE Hedged Equity ETF	6,878	191,896

		2,493,666

Stock Funds - 15.0%
Energy Select Sector SPDR Fund	3,345	191,836
Invesco Dynamic Pharmaceuticals ETF	3,103	193,472
iShares Core S&P 500 ETF	7,664	1,928,339
iShares Core S&P Mid-Cap ETF	1,167	193,792
iShares Edge MSCI Minimum Volatility USA ETF	3,690	193,356
iShares Edge MSCI USA Quality Factor ETF	5,030	386,103
Schwab Fundamental U.S. Large Co. Index ETF	22,729	772,331
Schwab U.S. Dividend Equity ETF	16,429	771,670
Vanguard Growth ETF	2,868	385,259
Vanguard Information Technology ETF	4,611	769,254

		5,785,412

TOTAL INVESTMENTS - 96.2% (Cost $37,117,011**)		37,041,903
NET OTHER ASSETS AND LIABILITIES - 3.8%		1,480,687

TOTAL NET ASSETS - 100.0%		$38,522,590

**	Aggregate cost for Federal tax purposes was $37,332,591.
ETF	Exchange Traded Fund.
TIPS	Treasury Inflation Protected Securities.

Madison Target Retirement 2030 Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 95.7%

Alternative Funds - 3.0%
Invesco Optimum Yield Diversified Commodity Strategy	124,001	$1,868,695

Bond Funds - 42.9%
iShares 20+ Year Treasury Bond ETF	25,816	3,136,902
Schwab Intermediate-Term U.S. Treasury ETF	247,885	13,125,511
Schwab U.S. TIPS ETF	93,704	4,989,738
Vanguard Short-Term Corporate Bond ETF	72,007	5,612,225

		26,864,376

Foreign Stock Funds - 11.9%
iShares Edge MSCI Minimum Volatility EAFE ETF	37,344	2,489,351
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	44,435	2,482,583
iShares MSCI United Kingdom ETF	42,173	1,237,778
SPDR S&P China ETF	7,242	614,194
Xtrackers MSCI EAFE Hedged Equity ETF	22,356	623,732

		7,447,638

Stock Funds - 37.9%
Energy Select Sector SPDR Fund	10,822	620,642
Invesco Dynamic Pharmaceuticals ETF	10,039	625,931
iShares Core S&P 500 ETF	44,639	11,231,619
iShares Core S&P Mid-Cap ETF	7,553	1,254,251
iShares Edge MSCI Minimum Volatility USA ETF	17,908	938,379
iShares Edge MSCI USA Quality Factor ETF	16,276	1,249,346
iShares MSCI Japan ETF	36,620	1,856,268
Schwab Fundamental U.S. Large Co. Index ETF	36,771	1,249,478
Schwab U.S. Dividend Equity ETF	53,160	2,496,925
Vanguard Growth ETF	6,960	934,937
Vanguard Information Technology ETF	7,460	1,244,553

		23,702,329

TOTAL INVESTMENTS - 95.7% (Cost $61,429,242**)		59,883,038
NET OTHER ASSETS AND LIABILITIES - 4.3%		2,673,106

TOTAL NET ASSETS - 100.0%		$62,556,144

**	Aggregate cost for Federal tax purposes was $61,706,292.
ETF	Exchange Traded Fund.
TIPS	Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2018

Madison Target Retirement 2040 Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 95.7%

Alternative Funds - 3.5%
Invesco Optimum Yield Diversified Commodity Strategy	88,823	$1,338,563

Bond Funds - 33.0%
iShares 20+ Year Treasury Bond ETF	12,681	1,540,868
Schwab Intermediate-Term U.S. Treasury ETF	123,207	6,523,811
Schwab U.S. TIPS ETF	43,150	2,297,737
Vanguard Short-Term Corporate Bond ETF	29,474	2,297,204

		12,659,620

Foreign Stock Funds - 17.8%
iShares Edge MSCI Minimum Volatility EAFE ETF	25,795	1,719,495
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	34,141	1,907,458
iShares MSCI Japan ETF	26,231	1,329,649
iShares MSCI United Kingdom ETF	29,130	854,965
SPDR S&P China ETF	5,558	471,374
Xtrackers MSCI EAFE Hedged Equity ETF	20,511	572,257

		6,855,198

Stock Funds - 41.4%
Energy Select Sector SPDR Fund	8,305	476,292
Invesco Dynamic Pharmaceuticals ETF	9,245	576,426
iShares Core S&P 500 ETF	28,930	7,279,077
iShares Core S&P Mid-Cap ETF	5,797	962,650
iShares Edge MSCI Minimum Volatility USA ETF	12,828	672,187
iShares Edge MSCI USA Quality Factor ETF	14,990	1,150,632
Schwab Fundamental U.S. Large Co. Index ETF	28,221	958,950
Schwab U.S. Dividend Equity ETF	40,799	1,916,329
Vanguard Growth ETF	5,698	765,412
Vanguard Information Technology ETF	6,870	1,146,122

		15,904,077

TOTAL INVESTMENTS - 95.7% (Cost $38,005,716**)		36,757,458
NET OTHER ASSETS AND LIABILITIES - 4.3%		1,666,539

TOTAL NET ASSETS - 100.0%		$38,423,997

**	Aggregate cost for Federal tax purposes was $38,150,474.
ETF	Exchange Traded Fund.
TIPS	Treasury Inflation Protected Securities

Madison Target Retirement 2050 Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 95.5%

Alternative Funds - 4.0%
Invesco Optimum Yield Diversified Commodity Strategy	60,879	$917,447

Bond Funds - 22.9%
iShares 20+ Year Treasury Bond ETF	5,704	693,093
Schwab Intermediate-Term U.S. Treasury ETF	56,503	2,991,834
Schwab U.S. TIPS ETF	17,252	918,669
Vanguard Short-Term Corporate Bond ETF	8,838	688,834

		5,292,430

Foreign Stock Funds - 20.8%
iShares Edge MSCI Minimum Volatility EAFE ETF	17,188	1,145,752
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	24,570	1,372,726
iShares MSCI Japan ETF	17,978	911,305
iShares MSCI United Kingdom ETF	19,411	569,713
SPDR S&P China ETF	4,000	339,240
Xtrackers MSCI EAFE Hedged Equity ETF	16,389	457,253

		4,795,989
Stock Funds - 47.8%
Energy Select Sector SPDR Fund	5,977	342,781
Invesco Dynamic Pharmaceuticals ETF	7,393	460,954
iShares Core S&P 500 ETF	18,263	4,595,154
iShares Core S&P Mid-Cap ETF	4,172	692,802
iShares Edge MSCI Minimum Volatility USA ETF	8,792	460,701
iShares Edge MSCI USA Quality Factor ETF	11,986	920,045
Schwab Fundamental U.S. Large Co. Index ETF	20,309	690,100
Schwab U.S. Dividend Equity ETF	29,361	1,379,086
Vanguard Growth ETF	4,271	573,723
Vanguard Information Technology ETF	5,494	916,563

		11,031,909

TOTAL INVESTMENTS - 95.5% (Cost $22,967,556**)		22,037,775
NET OTHER ASSETS AND LIABILITIES - 4.5%		1,042,991

TOTAL NET ASSETS - 100.0%		$23,080,766

**	Aggregate cost for Federal tax purposes was $23,036,742.
ETF	Exchange Traded Fund.
TIPS	Treasury Inflation Protected Security.

See accompanying Notes to Financial Statements.

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Ultra Series Fund | December 31, 2018

Statements of Assets and Liabilities as of December 31, 2018

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Core Bond Fund	High Income Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$67,406,721	$114,528,773	$39,850,810	$133,154,078	$22,856,012
Investments in affiliated securities, at fair value‡[1]	52,158,905	88,701,197	24,591,421	–	–
Cash	–	–	–	496,849	–
Foreign currency (cost of $49) (Note 2)	–	–	–	–	–
Receivables:
Investments sold	807,868	–	571,464	–	–
Fund shares sold	1,077,347	170,260	83,611	35,682	413
Dividends and Interest	2,154	3,862	1,564	987,823	301,426
Due from Adviser	10,128	16,855	5,455	–	–
Total assets	121,463,123	203,420,947	65,104,325	134,674,432	23,157,851
Liabilities:
Payables:
Investments purchased	–	–	–	–	–
Fund shares repurchased	6,140	3,118	878	82,363	21,527
Upon return of securities loaned	2,115,228	7,249,267	1,773,287	–	1,047,563
Management fees	30,384	50,566	16,366	62,737	14,261
Audit and trustees fees	16,338	26,815	9,430	17,660	2,894
Distribution fees - Class II	4,815	4,391	329	6,298	993
Accrued expenses and other payables	–	–	–	–	–
Options written, at value (premium received $12,801) (Note 6)	–	–	–	11,484	–
Total liabilities	2,172,905	7,334,157	1,800,290	180,542	1,087,238
Net assets applicable to outstanding capital stock .	$119,290,218	$196,086,790	$63,304,035	$134,493,890	$22,070,613
Net assets consist of:
Paid-in capital in excess of par.	$120,851,984	$195,656,648	$62,887,630	$135,757,210	$25,017,310
Accumulated distributable earnings (loss)	(1,561,766)	430,142	416,405	(1,263,320)	(2,946,697)
Net Assets	$119,290,218	$196,086,790	$63,304,035	$134,493,890	$22,070,613
Class I Shares:
Net Assets	$96,763,420	$175,784,632	$61,777,475	$104,780,989	$17,466,077
Shares of beneficial interest outstanding	10,505,958	19,111,663	7,753,937	11,158,429	2,207,005
Net Asset Value and redemption price per share	$9.21	$9.20	$7.97	$9.39	$7.91
Class II Shares:
Net Assets	$22,526,798	$20,302,158	$1,526,560	$29,712,901	$4,604,536
Shares of beneficial interest outstanding	2,443,141	2,209,444	192,233	3,175,968	581,303
Net Asset Value and redemption price per share	$9.22	$9.19	$7.94	$9.36	$7.92
† Cost of Investments in unaffiliated securities	$70,055,733	$120,048,494	$42,080,315	$134,503,290	$24,042,601
‡ Cost of investments in affiliated securities	$51,050,572	$83,299,313	$22,042,857	–	–
§ Fair Value of securities on loan	$8,883,203	$16,766,405	$5,546,228	–	$1,028,516

1See Note 11 for information on affiliated issuers.

See accompanying Notes to Financial Statements.

51

Ultra Series Fund | December 31, 2018

Statements of Assets and Liabilities as of December 31, 2018

	Diversified	Large Cap	Large Cap
	Income	Value	Growth	Mid Cap	International
	Fund	Fund	Fund	Fund	Stock Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$234,207,404	$251,451,842	$202,049,329	$160,282,509	$30,574,710
Cash	–	–	–	–	–
Foreign currency (cost of $49) (Note 2)	–	–	–	–	49
Receivables:
Investments sold	–	–	–	–	239
Fund shares sold	7,383	71,085	13,080	53,486	52,477
Dividends and Interest	939,414	384,781	465,769	67,737	153,944
Total assets	235,154,201	251,907,708	202,528,178	160,403,732	30,781,419
Liabilities:
Payables:
Investments purchased	498,757	–	–	234,499	29,721
Fund shares repurchased	130,363	28,323	147,415	20,320	14,608
Upon return of securities loaned	–	4,182,840	–	–	352,127
Management fees	140,849	130,846	136,483	124,038	30,006
Audit and trustees fees	30,927	38,911	28,637	22,970	4,400
Distribution fees - Class II	7,056	852	3,737	1,709	1,985
Accrued expenses and other payables	–	–	–	2,468	–
Total liabilities	807,952	4,381,772	316,272	406,004	432,847
Net assets applicable to outstanding capital stock	$234,346,249	$247,525,936	$202,211,906	$159,997,728	$30,348,572
Net assets consist of:
Paid-in capital in excess of par.	$196,181,729	$231,678,552	$166,835,658	$108,123,313	$35,423,201
Accumulated distributable earnings (loss)	38,164,520	15,847,384	35,376,248	51,874,415	(5,074,629)
Net Assets	$234,346,249	$247,525,936	$202,211,906	$159,997,728	$30,348,572
Class I Shares:
Net Assets	$201,421,291	$243,697,282	$184,507,479	$152,076,585	$21,129,710
Shares of beneficial interest outstanding	11,668,736	11,150,729	10,731,120	10,014,248	2,126,810
Net Asset Value and redemption price per share	$17.26	$21.85	$17.19	$15.19	$9.93
Class II Shares:
Net Assets	$32,924,958	$3,828,654	$17,704,427	$7,921,143	$9,218,862
Shares of beneficial interest outstanding	1,923,202	177,568	1,050,732	536,218	933,147
Net Asset Value and redemption price per share	$17.12	$21.56	$16.85	$14.77	$9.88
† Cost of Investments in unaffiliated securities	$195,469,078	$235,604,458	$169,269,485	$108,992,004	$30,182,934
‡ Cost of investments in affiliated securities	–	–	–	–	–
§ Fair Value of securities on loan	–	$4,195,234	–	–	$336,518

See accompanying Notes to Financial Statements.

52

Ultra Series Fund | December 31, 2018

Statements of Assets and Liabilities as of December 31, 2018

Madison	Madison	Madison	Madison
Target	Target	Target	Target
Retirement	Retirement	Retirement	Retirement
2020 Fund	2030 Fund	2040 Fund	2050 Fund
$37,041,903	$59,883,038	$36,757,458	$22,037,775
1,932,733	2,564,373	1,590,313	1,008,357
–	–	–	–
1,851,866	1,337,283	699,998	330,402
–	187,870	140,189	126,808
2,756	15,042	9,819	6,224
40,829,258	63,987,606	39,197,777	23,509,566
2,251,852	1,415,230	763,813	422,846
44,972	–	–	–
–	–	–	–
8,204	13,528	8,306	4,962
1,640	2,704	1,661	992
–	–	–	–
–	–	–	–
2,306,668	1,431,462	773,780	428,800
$38,522,590	$62,556,144	$38,423,997	$23,080,766
$39,163,853	$63,229,516	$39,001,121	$21,972,566
(641,263)	(673,372)	(577,124)	1,108,200
$38,522,590	$62,556,144	$38,423,997	$23,080,766
$38,522,590	$62,556,144	$38,423,997	$23,080,766
5,221,609	8,524,283	5,770,770	1,918,246
$7.38	$7.34	$6.66	$12.03
$37,117,011	$61,429,242	$38,005,716	$22,967,556
–	–	–	–
–	–	–	–

See accompanying Notes to Financial Statements.

53

Ultra Series Fund | December 31, 2018

Statements of Operations for the Year Ended December 31, 2018

	Conservative	Moderate	Aggressive	Core	High
	Allocation	Allocation	Allocation	Bond	Income
	Fund	Fund	Fund	Fund	Fund
Investment Income:
Interest	$56,817	$96,683	$31,115	$4,846,937	$1,415,964
Dividends
Unaffiliated issuers	1,839,173	2,711,338	889,072	–	–
Affiliated issuers[1]	1,272,079	1,774,948	429,793	–	–
Less: Foreign taxes withheld/reclaimed	–	–	–	–	–
Income from securities lending	34,469	47,565	24,881	3,066	18,270
Total investment income	3,202,538	4,630,534	1,374,861	4,850,003	1,434,234
Expenses:[2]
Management fees	409,397	672,663	234,360	814,576	182,512
Services agreement fees	–	–	–	–	–
Audit and trustee fees	27,524	45,174	15,886	29,752	4,875
Distribution fees - Class II	64,486	58,486	5,210	79,965	12,849
Other expenses	3,273	5,444	1,718	4,349	610
Total expenses before reimbursement/waiver	504,680	781,767	257,174	928,642	200,846
Less reimbursement/waiver[2]	(136,466)	(224,221)	(78,120)	–	–
Total expenses net of waiver	368,214	557,546	179,054	928,642	200,846
Net Investment Income (Loss)	2,834,324	4,072,988	1,195,807	3,921,361	1,233,388
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Options purchased	–	–	–	(2,354)	–
Unaffiliated issuers	2,904,641	8,574,561	4,160,181	621,037	(119,514)
Affiliated issuers[1]	1,148,155	3,941,934	2,609,281	–	–
Capital gain distributions received from underlying funds
Unaffiliated issuers	–	–	–	–	–
Affiliated issuers[1]	2,122,747	6,267,798	2,273,000	–	–
Net change in unrealized appreciation (depreciation) on
investments (including net unrealized appreciation (depreciation)
on foreign currency related transactions)
Options purchased	–	–	–	(8,717)	–
Options written	–	–	–	1,317	–
Unaffiliated issuers	(7,212,551)	(18,880,146)	(8,843,182)	(5,987,023)	(1,885,926)
Affiliated issuers[1]	(5,039,194)	(13,017,837)	(5,573,294)	–	–
Net Realized and Unrealized Loss on Investments	(6,076,202)	(13,113,690)	(5,374,014)	(5,375,740)	(2,005,440)
Net Increase (Decrease) in Net Assets from Operations	$(3,241,878)	$(9,040,702)	$(4,178,207)	$(1,454,379)	$(772,052)

*Effective November 20, 2018, Fund is not fund of fund of Goldman Sachs Portfolio (See Note 1).

1See Note 11 for information on affiliated issuers.

2See Note 3 for information on expenses.

See accompanying Notes to Financial Statements.

54

Ultra Series Fund | December 31, 2018

Statements of Operations for the Year Ended December 31, 2018

					Madison	Madison	Madison	Madison
Diversified	Large Cap	Large Cap	Mid	International	Target	Target	Target	Target
Income	Value	Growth	Cap	Stock	Retirement	Retirement	Retirement	Retirement
Fund	Fund	Fund	Fund	Fund	2020 Fund*	2030 Fund*	2040 Fund*	2050 Fund*
$2,955,049	$128,999	$150,858	$179,907	$16,943	$–	$–	$–	$–
4,603,323	6,913,977	3,526,687	1,548,846	1,094,147	780,749	1,370,428	823,698	459,441
–	–	–	–	–	–	–	–	–
(39,255)	(82,401)	(39,238)	(16,052)	(108,253)	–	–	–	–
2,726	3,245	635	584	6,720	–	–	–	–
7,521,843	6,963,820	3,638,942	1,713,285	1,009,557	780,749	1,370,428	823,698	459,441
1,820,418	1,930,100	1,909,542	1,723,516	420,305	11,157	18,491	11,370	6,779
–	–	–	–	–	2,231	3,698	2,274	1,356
52,100	65,553	48,244	38,698	7,412	–	–	–	–
93,281	12,659	52,708	24,040	28,819	–	–	–	–
6,761	6,872	5,472	4,359	838	17	7	–	21
1,972,560	2,015,184	2,015,966	1,790,613	457,374	13,405	22,196	13,644	8,156
–	–	–	–	–	–	–	–	–
1,972,560	2,015,184	2,015,966	1,790,613	457,374	13,405	22,196	13,644	8,156
5,549,283	4,948,636	1,622,976	(77,328)	552,183	767,344	1,348,232	810,054	451,285

–	–	–	–	–	–	–	–	–
19,242,964	17,769,164	68,985,699	29,885,732	759,553	(1,654,568)	417,768	384,056	1,848,599
–	–	–	–	–	–	–	–	–
–	–	–	–	–	1,241,272	2,874,160	2,174,827	1,083,533
–	–	–	–	–	–	–	–	–

–	–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–	–
(26,430,143)	(57,830,738)	(69,236,899)	(30,541,621)	(6,253,225)	(1,265,562)	(7,320,828)	(5,463,696)	(4,871,401)
–	–	–	–	–	–	–	–	–
(7,187,179)	(40,061,574)	(251,200)	(655,889)	(5,493,672)	(1,678,858)	(4,028,900)	(2,904,813)	(1,939,269)
$(1,637,896)	$(35,112,938)	$1,371,776	$(733,217)	$(4,941,489)	$(911,514)	$(2,680,668)	$(2,094,759)	$(1,487,984)

See accompanying Notes to Financial Statements.

55

Ultra Series Fund | December 31, 2018

Statements of Changes in Net Assets

	Conservative Allocation Fund		Moderate Allocation Fund

Year Ended December 31,	2018	2017	2018	2017

Net Assets at beginning of period	$150,474,621	$152,466,453	$244,064,933	$263,051,727
Increase (decrease) in net assets from operations:
Net investment income	2,834,324	2,947,995	4,072,988	4,427,720
Net realized gain (loss)	6,175,543	4,405,819	18,784,293	14,049,738
Net change in unrealized appreciation (depreciation)	(12,251,745)	6,837,805	(31,897,983)	15,999,709

Net increase (decrease) in net assets from operations	(3,241,878)	14,191,619	(9,040,702)	34,477,167
Distributions to shareholders from:
Net investment income
Class I		(2,500,202)		(4,216,851)
Class II		(529,648)		(442,525)
Net realized gains
Class I		(3,187,066)		(11,344,314)
Class II		(789,844)		(1,405,372)
Accumulated earnings (combined net investment income and net realized gains):*
Class I	(7,291,712)		(19,947,973)
Class II	(1,629,905)		(2,257,292)

Total distributions	(8,921,617)	(7,006,760)	(22,205,265)	(17,409,062)

Capital Stock transactions:
Class I Shares
Shares sold	10,252,814	21,249,852	7,667,779	22,851,026
Issued to shareholders in reinvestment of distributions	7,291,712	5,687,269	19,947,974	15,561,165
Shares redeemed	(31,598,653)	(33,248,239)	(41,101,322)	(71,458,848)

Net increase (decrease) from capital stock transactions	(14,054,127)	(6,311,118)	(13,485,569)	(33,046,657)

Class II Shares
Shares sold	415,509	1,905,666	1,492,216	1,476,470
Issued to shareholders in reinvestment of distributions	1,629,905	1,319,492	2,257,292	1,847,897
Shares redeemed	(7,012,195)	(6,090,731)	(6,996,115)	(6,332,609)

Net increase (decrease) from capital stock transactions	(4,966,781)	(2,865,573)	(3,246,607)	(3,008,242)

Total increase (decrease) from capital stock transactions	(19,020,908)	(9,176,691)	(16,732,176)	(36,054,899)

Total decrease in net assets	(31,184,403)	(1,991,832)	(47,978,143)	(18,986,794)

Net Assets at end of period	$119,290,218	$150,474,621	$196,086,790	$244,064,933

Capital Share transactions:
Class I Shares
Shares sold	1,021,147	2,071,023	713,323	2,143,826
Issued to shareholders in reinvestment of distributions	792,595	556,409	2,166,986	1,434,551
Shares redeemed	(3,117,212)	(3,281,672)	(3,803,325)	(6,654,961)

Net decrease from capital share transactions	(1,303,470)	(654,240)	(923,016)	(3,076,584)

Class II Shares
Shares sold	41,052	189,218	136,717	138,824
Issued to shareholders in reinvestment of distributions	177,268	129,103	245,591	170,566
Shares redeemed	(688,166)	(602,979)	(643,456)	(581,871)

Net increase (decrease) from capital share transactions	(469,846)	(284,658)	(261,148)	(272,481)

* Distributions from net investment income and net realized capital gains are combined for the year ended December 31, 2018. See Note 2 in the Notes to Financial Statements for more information regarding new SEC rules update.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2018

Statements of Changes in Net Assets

Aggressive Allocation Fund		Core Bond Fund		High Income Fund		Diversified Income Fund

2018	2017	2018	2017	2018	2017	2018	2017

$86,484,460	$90,949,828	$164,681,671	$184,945,243	$26,163,019	$27,407,016	$279,738,859	$286,037,793

1,195,807	1,370,984	3,921,361	4,347,189	1,233,388	1,271,722	5,549,283	5,867,008
9,042,462	6,192,705	618,683	390,382	(119,514)	208,730	19,242,964	12,354,557
(14,416,476)	7,267,306	(5,994,423)	591,067	(1,885,926)	189,436	(26,430,143)	16,682,463

(4,178,207)	14,830,995	(1,454,379)	5,328,638	(772,052)	1,669,888	(1,637,896)	34,904,028

	(1,410,274)		(3,839,704)		(1,016,210)		(5,154,317)
	(31,646)		(969,657)		(260,404)		(826,409)

	(5,435,153)		–		–		(9,857,953)
	(147,158)		–		–		(1,683,155)

(9,972,379)		(3,339,579)		(984,781)		(22,160,414)
(245,159)		(888,529)		(247,689)		(3,590,982)

(10,217,538)	(7,024,231)	(4,228,108)	(4,809,361)	(1,232,470)	(1,276,614)	(25,751,396)	(17,521,834)

5,898,550	14,299,948	2,729,922	6,624,555	278,192	528,995	3,927,572	10,710,442
9,972,379	6,845,426	3,339,579	3,839,704	984,781	1,016,210	22,160,414	15,012,270
(24,262,546)	(33,484,730)	(26,281,283)	(28,233,982)	(2,812,308)	(3,361,108)	(40,347,330)	(46,853,243)

(8,391,617)	(12,339,356)	(20,211,782)	(17,769,723)	(1,549,335)	(1,815,903)	(14,259,344)	(21,130,531)

6,857	213,038	566,506	2,264,909	88,746	783,472	1,173,557	2,884,175
245,159	178,804	888,529	969,657	247,689	260,404	3,590,981	2,509,564
(645,079)	(324,618)	(5,748,547)	(6,247,692)	(874,984)	(865,244)	(8,508,512)	(7,944,336)

(393,063)	67,224	(4,293,512)	(3,013,126)	(538,549)	178,632	(3,743,974)	(2,550,597)

(8,784,680)	(12,272,132)	(24,505,294)	(20,782,849)	(2,087,884)	(1,637,271)	(18,003,318)	(23,681,128)

(23,180,425)	(4,465,368)	(30,187,781)	(20,263,572)	(4,092,406)	(1,243,997)	(45,392,610)	(6,298,934)

$63,304,035	$86,484,460	134,493,890	164,681,671	$22,070,613	$26,163,019	$234,346,249	$279,738,859

585,947	1,455,389	285,078	670,205	32,478	60,086	202,857	562,948
1,250,111	676,304	356,459	394,821	123,941	117,485	1,292,235	769,261
(2,402,511)	(3,375,439)	(2,745,608)	(2,850,687)	(329,041)	(377,920)	(2,065,263)	(2,434,037)

(566,453)	(1,243,746)	(2,104,071)	(1,785,661)	(172,622)	(200,349)	(570,171)	(1,101,828)

681	20,096	59,518	229,954	10,325	89,047	60,883	153,418
30,824	17,720	95,234	100,101	31,195	30,099	211,220	129,455
(63,949)	(32,466)	(602,485)	(629,907)	(102,082)	(97,240)	(436,376)	(410,213)

(32,444)	5,350	(447,733)	(299,852)	(60,562)	21,906	(164,273)	(127,340)

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2018

Statements of Changes in Net Assets

	Large Cap Value Fund		Large Cap Growth Fund

Year Ended December 31,	2018	2017	2018	2017

Net Assets at beginning of period	$346,751,911	$352,701,915	$255,807,316	$247,224,084
Increase (decrease) in net assets from operations:
Net investment income	4,948,636	7,804,868	1,622,976	1,838,076
Net realized gain (loss)	17,769,164	19,175,375	68,985,699	31,958,000
Net change in unrealized appreciation (depreciation)	(57,830,738)	24,364,107	(69,236,899)	17,042,657

Net increase (decrease) in net assets from operations	(35,112,938)	51,344,350	1,371,776	50,838,733
Distributions to shareholders from:
Net investment income
Class I		(7,698,319)		(1,700,965)
Class II		(117,237)		(139,953)
Net realized gains
Class I		(18,774,779)		(28,091,073)
Class II		(308,724)		(2,888,346)
Accumulated earnings (combined net investment income and net realized gains):*
Return of Capital	(6,385,380)		–
Class I	(23,800,307)		(64,293,293)
Class II	(374,603)		(6,229,483)

Total distributions	(30,560,290)	(26,899,059)	(70,522,776)	(32,820,337)

Capital Stock transactions:
Class I Shares
Shares sold	4,330,924	10,247,248	3,508,523	9,778,133
Issued to shareholders in reinvestment of distributions	30,086,743	26,473,098	64,293,293	29,792,038
Shares redeemed	(67,284,693)	(67,580,492)	(52,663,852)	(46,921,100)

Net increase (decrease) from capital stock transactions	(32,867,026)	(30,860,146)	15,137,964	(7,350,929)

Class II Shares
Shares sold	44,018	1,255,348	72,230	275,075
Issued to shareholders in reinvestment of distributions	473,547	425,960	6,229,483	3,028,299
Shares redeemed	(1,203,286)	(1,216,457)	(5,884,087)	(5,387,609)

Net increase (decrease) from capital stock transactions	(685,721)	464,851	417,626	(2,084,235)

Total increase (decrease) from capital stock transactions	(33,552,747)	(30,395,295)	15,555,590	(9,435,164)

Total increase (decrease) in net assets	(99,225,975)	(5,950,004)	(53,595,410)	8,583,232

Net Assets at end of period	$247,525,936	$346,751,911	$202,211,906	$255,807,316

Capital Share transactions:
Class I Shares
Shares sold	152,427	375,647	131,232	368,199
Issued to shareholders in reinvestment of distributions	1,369,103	933,148	3,790,125	1,113,799
Shares redeemed	(2,350,839)	(2,429,088)	(1,945,994)	(1,721,641)

Net increase (decrease) from capital share transactions	(829,309)	(1,120,293)	1,975,363	(239,643)

Class II Shares
Shares sold	1,752	46,300	2,770	10,349
Issued to shareholders in reinvestment of distributions	21,853	15,178	374,596	114,571
Shares redeemed	(42,669)	(43,767)	(220,833)	(196,943)

Net increase (decrease) from capital share transactions	(19,064)	17,711	156,533	(72,023)

* Distributions from net investment income and net realized capital gains are combined for the year ended December 31, 2018. See Note 2 in the Notes to Financial Statements for more information regarding new SEC rules update.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2018

Statements of Changes in Net Assets

Mid Cap Fund		International Stock Fund		Madison Target Retirement 2020 Fund		Madison Target Retirement 2030 Fund

2018	2017	2018	2017	2018	2017	2018	2017

$202,649,040	$214,217,873	$40,773,442	$39,604,139	$47,510,099	$51,485,211	$74,415,412	$75,564,099

(77,328)	(163,928)	552,183	484,574	767,344	919,244	1,348,232	1,318,624
29,885,732	19,610,591	759,553	228,731	(413,296)	3,453,107	3,291,928	8,237,306
(30,541,621)	10,329,405	(6,253,225)	7,552,307	(1,265,562)	(460,954)	(7,320,828)	(360,994)

(733,217)	29,776,068	(4,941,489)	8,265,612	(911,514)	3,911,397	(2,680,668)	9,194,936

	–		(333,652)		(2,015,556)		(3,054,046)
	–		(140,056)		–		–

	(18,232,719)		–		(2,322,168)		(6,383,202)
	(1,015,996)		–		–		–

–		–		(919,435)		–
(27,955,190)		(393,378)		(1,007,649)		(3,958,445)
(1,492,760)		(154,826)		–		–

(29,447,950)	(19,248,715)	(548,204)	(473,708)	(1,927,084)	(4,337,724)	(3,958,445)	(9,437,248)

2,802,134	8,585,574	649,664	620,534	6,176,987	9,256,576	11,814,788	16,154,343
27,955,189	18,232,719	393,378	333,652	1,927,083	4,337,724	3,958,445	9,437,248
(42,163,342)	(47,769,566)	(3,632,285)	(5,488,645)	(14,252,981)	(17,143,085)	(20,993,388)	(26,497,966)

(11,406,019)	(20,951,273)	(2,589,243)	(4,534,459)	(6,148,911)	(3,548,785)	(5,220,155)	(906,375)

16,591	296,716	84,262	425,059
1,492,761	1,015,996	154,826	140,056
(2,573,478)	(2,457,625)	(2,585,022)	(2,653,257)

(1,064,126)	(1,144,913)	(2,345,934)	(2,088,142)

(12,470,145)	(22,096,186)	(4,935,177)	(6,622,601)	(6,148,911)	(3,548,785)	(5,220,155)	(906,375)

(42,651,312)	(11,568,833)	(10,424,870)	1,169,303	(8,987,509)	(3,975,112)	(11,859,268)	(1,148,687)

$159,997,728	$202,649,040	$30,348,572	$40,773,442	$38,522,590	$47,510,099	$62,556,144	$74,415,412

144,964	461,805	57,554	58,835	783,998	1,111,956	1,447,980	1,865,076
1,881,190	964,367	39,714	28,685	260,401	546,600	536,541	1,155,850
(2,141,487)	(2,512,866)	(316,336)	(508,360)	(1,813,722)	(2,058,707)	(2,579,550)	(3,051,129)

(115,333)	(1,086,694)	(219,068)	(420,840)	(769,323)	(400,151)	(595,029)	(30,203)

836	15,984	7,786	40,942
103,245	54,813	15,801	12,069
(133,015)	(130,651)	(226,172)	(243,062)

(28,934)	(59,854)	(202,585)	(190,051)

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2018

Statements of Changes in Net Assets

	Madison Target Retirement 2040 Fund		Madison Target Retirement 2050 Fund

	2018	2017	2018	2017

Net Assets at beginning of period	$49,909,305	$49,514,964	$28,231,062	$23,441,816
Increase (decrease) in net assets from operations:
Net investment income	810,054	881,184	451,285	464,321
Net realized gain (loss)	2,558,883	6,387,722	2,932,132	1,667,011
Net change in unrealized appreciation (depreciation)	(5,463,696)	(199,904)	(4,871,401)	1,914,989

Net increase (decrease) in net assets from operations	(2,094,759)	7,069,002	(1,487,984)	4,046,321
Distributions to shareholders from:
Net investment income
Class I		(2,151,191)		(1,024,758)
Class II		–		–
Net realized gains
Class I		(5,032,525)		(1,089,381)
Class II		–		–
Accumulated earnings (combined net investment income and net realized gains):*
Class I	(2,843,179)		(1,387,882)
Class II	–		–

Total distributions	(2,843,179)	(7,183,716)	(1,387,882)	(2,114,139)

Capital Stock transactions:
Class I Shares
Shares sold	8,402,290	11,720,477	6,486,931	8,936,678
Issued to shareholders in reinvestment of distributions	2,843,179	7,183,716	1,387,882	2,114,139
Shares redeemed	(17,792,839)	(18,395,138)	(10,149,243)	(8,193,753)

Net increase (decrease) from capital stock transactions	(6,547,370)	509,055	(2,274,430)	2,857,064

Total increase (decrease) from capital stock transactions	(6,547,370)	509,055	(2,274,430)	2,857,064

Total increase (decrease) in net assets	(11,485,308)	394,341	(5,150,296)	4,789,246

Net Assets at end of period	$38,423,997	$49,909,305	$23,080,766	$28,231,062

Capital Share transactions:
Class I Shares
Shares sold	1,109,112	1,450,582	475,368	665,071
Issued to shareholders in reinvestment of distributions	424,125	950,506	114,872	155,502
Shares redeemed	(2,370,700)	(2,252,898)	(748,435)	(609,415)

Net increase (decrease) from capital share transactions	(837,463)	148,190	(158,195)	211,158

* Distributions from net investment income and net realized capital gains are combined for the year ended December 31, 2018. See Note 2 in the Notes to Financial Statements for more information regarding new SEC rules update.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2018

Financial Highlights for a Share of Beneficial Interest Outstanding

CONSERVATIVE ALLOCATION FUND

	Year Ended December 31,
	2018	2017	2016	2015	2014
CLASS I
Net Asset Value at beginning of period	$10.22	$9.74	$9.56	$10.22	$10.70
Income from Investment Operations:
Net investment income	0.25	0.21	0.17 [1]	0.16 [1]	0.19 [1]
Net realized and unrealized gain (loss) on investments	(0.51)	0.77	0.36	(0.24)	0.46
Total from investment operations	(0.26)	0.98	0.53	(0.08)	0.65
Less Distributions From:
Net investment income	(0.25)	(0.22)	(0.20)	(0.20)	(0.25)
Capital gains	(0.50)	(0.28)	(0.15)	(0.38)	(0.88)
Total distributions	(0.75)	(0.50)	(0.35)	(0.58)	(1.13)
Net increase (decrease) in net asset value	(1.01)	0.48	0.18	(0.66)	(0.48)
Net Asset Value at end of period	$9.21	$10.22	$9.74	$9.56	$10.22
Total Return (%)[2]	(2.49)	10.17	5.48	(0.76)	6.03
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$96,763	$120,703	$121,351	$125,007	$156,054
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.32	0.32	0.32	0.32	0.31
After waiver of expenses by Adviser (%)	0.22	0.22	0.22	0.22	0.27
Ratio of net investment income to average net assets (%)	2.13	2.06	1.71	1.53	1.71
Portfolio turnover (%)[3]	54	49	83	54	73

CLASS II	2018	2017	2016	2015	2014
Net Asset Value at beginning of period	$10.22	$9.73	$9.55	$10.20	$10.68
Income from Investment Operations:
Net investment income	0.19	0.18	0.14 [1]	0.15 [1]	0.18 [1]
Net realized and unrealized gain (loss) on investments	(0.47)	0.78	0.36	(0.25)	0.43
Total from investment operations	(0.28)	0.96	0.50	(0.10)	0.61
Less Distributions From:
Net investment income	(0.22)	(0.19)	(0.17)	(0.17)	(0.21)
Capital gains	(0.50)	(0.28)	(0.15)	(0.38)	(0.88)
Total distributions	(0.72)	(0.47)	(0.32)	(0.55)	(1.09)
Net increase (decrease) in net asset value	(1.00)	0.49	0.18	(0.65)	(0.48)
Net Asset Value at end of period	$9.22	$10.22	$9.73	$9.55	$10.20
Total Return (%)[2]	(2.73)	9.90	5.21	(1.01)	5.77
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$22,527	$29,772	$31,116	$33,705	$37,837
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.57	0.57	0.57	0.57	0.56
After waiver of expenses by Adviser (%)	0.47	0.47	0.47	0.47	0.51
Ratio of net investment income to average net assets (%)	1.88	1.78	1.42	1.46	1.65
Portfolio turnover (%)[3]	54	49	83	54	73

[1]	Based on average shares outstanding during the year.
[2]

These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

61

Ultra Series Fund | December 31, 2018

Financial Highlights for a Share of Beneficial Interest Outstanding

MODERATE ALLOCATION FUND

	Year Ended December 31,
	2018	2017	2016	2015	2014
CLASS I
Net Asset Value at beginning of period	$10.85	$10.18	$9.92	$10.92	$11.48
Income from Investment Operations:
Net investment income	0.21	0.22	0.15 [1]	0.14 [1]	0.16 [1]
Net realized and unrealized gain (loss) on investments	(0.69)	1.29	0.58	(0.24)	0.62
Total from investment operations	(0.48)	1.51	0.73	(0.10)	0.78
Less Distributions From:
Net investment income	(0.12)	(0.23)	(0.20)	(0.19)	(0.25)
Capital gains	(1.05)	(0.61)	(0.27)	(0.71)	(1.09)
Total distributions	(1.17)	(0.84)	(0.47)	(0.90)	(1.34)
Net increase (decrease) in net asset value	(1.65)	0.67	0.26	(1.00)	(0.56)
Net Asset Value at end of period	$9.20	$10.85	$10.18	$9.92	$10.92
Total Return (%)[2]	(4.36)	14.80	7.39	(0.93)	6.85
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$175,785	$217,301	$235,182	$245,807	$315,568
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.32	0.32	0.32	0.32	0.31
After waiver of expenses by Adviser (%)	0.22	0.22	0.22	0.22	0.27
Ratio of net investment income to average net assets (%)	1.85	1.80	1.49	1.30	1.37
Portfolio turnover (%)[3]	67	39	91	52	73

CLASS II	2018	2017	2016	2015	2014
Net Asset Value at beginning of period	$10.83	$10.16	$9.90	$10.89	$11.45
Income from Investment Operations:
Net investment income	0.15	0.16	0.12 [1]	0.15 [1]	0.18 [1]
Net realized and unrealized gain (loss) on investments	(0.65)	1.31	0.58	(0.27)	0.57
Total from investment operations	(0.50)	1.47	0.70	(0.12)	0.75
Less Distributions From:
Net investment income	(0.09)	(0.19)	(0.17)	(0.16)	(0.22)
Capital gains	(1.05)	(0.61)	(0.27)	(0.71)	(1.09)
Total distributions	(1.14)	(0.80)	(0.44)	(0.87)	(1.31)
Net increase (decrease) in net asset value	(1.64)	0.67	0.26	(0.99)	(0.56)
Net Asset Value at end of period	$9.19	$10.83	$10.16	$9.90	$10.89
Total Return (%)[2]	(4.60)	14.52	7.12	(1.18)	6.58
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$20,302	$26,764	$27,870	$30,763	$34,134
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.57	0.57	0.57	0.57	0.56
After waiver of expenses by Adviser (%)	0.47	0.47	0.47	0.47	0.51
Ratio of net investment income to average net assets (%)	1.58	1.54	1.18	1.36	1.49
Portfolio turnover (%)[3]	67	39	91	52	73

[1]	Based on average shares outstanding during the year.
[2]

These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

62

Ultra Series Fund | December 31, 2018

Financial Highlights for a Share of Beneficial Interest Outstanding

AGGRESSIVE ALLOCATION FUND

	Year Ended December 31,
	2018	2017	2016	2015	2014
CLASS I
Net Asset Value at beginning of period	$10.12	$9.30	$8.85	$10.25	$11.66
Income from Investment Operations:
Net investment income	0.18	0.17	0.12 [1]	0.11 [1]	0.14 [1]
Net realized and unrealized gain (loss) on investments	(0.80)	1.54	0.66	(0.22)	0.72
Total from investment operations	(0.62)	1.71	0.78	(0.11)	0.86
Less Distributions From:
Net investment income	(0.19)	(0.18)	(0.17)	(0.16)	(0.24)
Capital gains	(1.34)	(0.71)	(0.16)	(1.13)	(2.03)
Total distributions	(1.53)	(0.89)	(0.33)	(1.29)	(2.27)
Net increase (decrease) in net asset value	(2.15)	0.82	0.45	(1.40)	(1.41)
Net Asset Value at end of period	$7.97	$10.12	$9.30	$8.85	$10.25
Total Return (%)[2]	(6.16)	18.52	8.87	(1.14)	7.46
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$61,777	$84,217	$88,917	$90,245	$124,838
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.32	0.32	0.32	0.32	0.31
After waiver of expenses by Adviser (%)	0.22	0.22	0.22	0.22	0.27
Ratio of net investment income to average net assets (%)	1.55	1.57	1.34	1.08	1.13
Portfolio turnover (%)[3]	69	36	89	53	70

CLASS II	2018	2017	2016	2015	2014
Net Asset Value at beginning of period	$10.09	$9.27	$8.82	$10.21	$11.62
Income from Investment Operations:
Net investment income	0.13	0.15	0.13 [1]	0.17 [1]	0.17 [1]
Net realized and unrealized gain (loss) on investments	(0.78)	1.53	0.62	(0.30)	0.66
Total from investment operations	(0.65)	1.68	0.75	(0.13)	0.83
Less Distributions From:
Net investment income	(0.16)	(0.15)	(0.14)	(0.13)	(0.21)
Capital gains	(1.34)	(0.71)	(0.16)	(1.13)	(2.03)
Total distributions	(1.50)	(0.86)	(0.30)	(1.26)	(2.24)
Net increase (decrease) in net asset value	(2.15)	0.82	0.45	(1.39)	(1.41)
Net Asset Value at end of period	$7.94	$10.09	$9.27	$8.82	$10.21
Total Return (%)[2]	(6.39)	18.22	8.60	(1.39)	7.19
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,527	$2,267	$2,032	$1,681	$1,809
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.57	0.57	0.57	0.57	0.56
After waiver of expenses by Adviser (%)	0.47	0.47	0.47	0.47	0.51
Ratio of net investment income to average net assets (%)	1.01	1.53	1.42	1.64	1.45
Portfolio turnover (%)[3]	69	36	89	53	70

[1]	Based on average shares outstanding during the year.
[2]

These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

63

Ultra Series Fund | December 31, 2018

Financial Highlights for a Share of Beneficial Interest Outstanding

CORE BOND FUND

	Year Ended December 31,
	2018	2017	2016	2015	2014
CLASS I
Net Asset Value at beginning of period	$9.76	$9.75	$9.80	$10.14	$9.97
Income from Investment Operations:
Net investment income	0.32	0.29	0.26 [1]	0.28 [1]	0.30	[1]
Net realized and unrealized gain (loss) on investments	(0.38)	0.02	(0.01)	(0.29)	0.20
Total from investment operations	(0.06)	0.31	0.25	(0.01)	0.50
Less Distributions From:
Net investment income	(0.31)	(0.30)	(0.30)	(0.33)	(0.33)
Net increase (decrease) in net asset value	(0.37)	0.01	(0.05)	(0.34)	0.17
Net Asset Value at end of period	$9.39	$9.76	$9.75	$9.80	$10.14
Total Return (%)[2]	(0.62)	3.11	2.67	(0.15)	5.09
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$104,781	$129,429	$146,780	$173,927	$224,976
Ratios of expenses to average net assets (%)	0.57	0.57	0.57	0.57	0.56
Ratio of net investment income to average net assets (%)	2.70	2.54	2.53	2.73	2.88
Portfolio turnover (%)[3]	24	16	39	25	17

CLASS II	2018	2017	2016	2015	2014
Net Asset Value at beginning of period	$9.73	$9.73	$9.78	$10.12	$9.95
Income from Investment Operations:
Net investment income	0.19	0.22	0.23 [1]	0.25 [1]	0.27	[1]
Net realized and unrealized gain (loss) on investments	(0.27)	0.06	–	(0.29)	0.21
Total from investment operations	(0.08)	0.28	0.23	(0.04)	0.48
Less Distributions From:
Net investment income	(0.29)	(0.28)	(0.28)	(0.30)	(0.31)
Net increase (decrease) in net asset value	(0.37)	–	(0.05)	(0.34)	0.17
Net Asset Value at end of period	$9.36	$9.73	$9.73	$9.78	$10.12
Total Return (%)[2]	(0.87)	2.85	2.41	(0.40)	4.83
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$29,713	$35,252	$38,165	$44,151	$47,162
Ratios of expenses to average net assets (%)	0.82	0.82	0.82	0.82	0.81
Ratio of net investment income to average net assets (%)	2.45	2.29	2.28	2.48	2.62
Portfolio turnover (%)[3]	24	16	39	25	17

[1]	Based on average shares outstanding during the year.
[2]

These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

64

Ultra Series Fund | December 31, 2018

Financial Highlights for a Share of Beneficial Interest Outstanding

HIGH INCOME FUND

	Year Ended December 31,
	2018	2017	2016		2015	2014
CLASS I
Net Asset Value at beginning of period	$8.66	$8.56	$8.05		$8.78	$9.22
Income from Investment Operations:
Net investment income	0.49	0.47	0.42	[1]	0.47 [1]	0.49 [1]
Net realized and unrealized gain (loss) on investments	(0.77)	0.08	0.55		(0.68)	(0.33)
Total from investment operations	(0.28)	0.55	0.97		(0.21)	0.16
Less Distributions From:
Net investment income	(0.47)	(0.45)	(0.46)		(0.52)	(0.60)
Net increase (decrease) in net asset value	(0.75)	0.10	0.51		(0.73)	(0.44)
Net Asset Value at end of period	$7.91	$8.66	$8.56		$8.05	$8.78
Total Return (%)[2]	(3.20)	6.32	12.15		(2.47)	1.74
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$17,466	$20,601	$22,093		$23,975	$30,455
Ratios of expenses to average net assets (%)	0.77	0.77	0.77		0.77	0.76
Ratio of net investment income to average net assets (%)	5.12	4.72	4.91		5.23	5.12
Portfolio turnover (%)[3]	22	39	58		27	53

CLASS II	2018	2017	2016		2015	2014
Net Asset Value at beginning of period	$8.67	$8.57	$8.05		$8.79	$9.23
Income from Investment Operations:
Net investment income	0.37	0.43	0.40	[1]	0.44 [1]	0.46 [1]
Net realized and unrealized gain (loss) on investments	(0.67)	0.09	0.56		(0.68)	(0.33)
Total from investment operations	(0.30)	0.52	0.96		(0.24)	0.13
Less Distributions From:
Net investment income	(0.45)	(0.42)	(0.44)		(0.50)	(0.57)
Net increase (decrease) in net asset value	(0.75)	0.10	0.52		(0.74)	(0.44)
Net Asset Value at end of period	$7.92	$8.67	$8.57		$8.05	$8.79
Total Return (%)[2]	(3.44)	6.06	11.87		(2.71)	1.48
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$4,605	$5,562	$5,314		$5,943	$6,685
Ratios of expenses to average net assets (%)	1.02	1.02	1.02		1.02	1.01
Ratio of net investment income to average net assets (%)	4.87	4.47	4.66		4.98	4.88
Portfolio turnover (%)[3]	22	39	58		27	53

[1]	Based on average shares outstanding during the year.
[2]

These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

65

Ultra Series Fund | December 31, 2018

Financial Highlights for a Share of Beneficial Interest Outstanding

DIVERSIFIED INCOME FUND

	Year Ended December 31,
	2018	2017	2016	2015	2014
CLASS I
Net Asset Value at beginning of period	$19.55	$18.40	$18.64	$20.30	$20.76
Income from Investment Operations:
Net investment income	0.47	0.45	0.44 [1]	0.46 [1]	0.47 [1]
Net realized and unrealized gain (loss) on investments	(0.65)	2.00	1.24	(0.43)	1.02
Total from investment operations	(0.18)	2.45	1.68	0.03	1.49
Less Distributions From:
Net investment income	(0.48)	(0.45)	(0.49)	(0.52)	(0.52)
Capital gains	(1.63)	(0.85)	(1.43)	(1.17)	(1.43)
Total distributions	(2.11)	(1.30)	(1.92)	(1.69)	(1.95)
Net increase (decrease) in net asset value	(2.29)	1.15	(0.24)	(1.66)	(0.46)
Net Asset Value at end of period	$17.26	$19.55	$18.40	$18.64	$20.30
Total Return (%)[2]	(0.76)	13.31	8.99	0.11	7.12
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$201,421	$239,212	$245,490	$267,001	$327,951
Ratios of expenses to average net assets (%)	0.72	0.72	0.72	0.72	0.71
Ratio of net investment income to average net assets (%)	2.17	2.13	2.25	2.27	2.20
Portfolio turnover (%)[3]	26	16	34	21	24

CLASS II	2018	2017	2016	2015	2014
Net Asset Value at beginning of period	$19.41	$18.31	$18.57	$20.23	$20.71
Income from Investment Operations:
Net investment income	0.38	0.37	0.39 [1]	0.41 [1]	0.41 [1]
Net realized and unrealized gain (loss) on investments	(0.60)	2.00	1.23	(0.42)	1.02
Total from investment operations	(0.22)	2.37	1.62	(0.01)	1.43
Less Distributions From:
Net investment income	(0.44)	(0.42)	(0.45)	(0.48)	(0.48)
Capital gains	(1.63)	(0.85)	(1.43)	(1.17)	(1.43)
Total distributions	(2.07)	(1.27)	(1.88)	(1.65)	(1.91)
Net increase (decrease) in net asset value	(2.29)	1.10	(0.26)	(1.66)	(0.48)
Net Asset Value at end of period	$17.12	$19.41	$18.31	$18.57	$20.23
Total Return (%)[2]	(1.01)	13.03	8.72	(0.14)	6.85
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$32,925	$40,526	$40,548	$39,894	$44,772
Ratios of expenses to average net assets (%)	0.97	0.97	0.97	0.97	0.96
Ratio of net investment income to average net assets (%)	1.92	1.88	1.99	2.02	1.95
Portfolio turnover (%)[3]	26	16	34	21	24

[1]	Based on average shares outstanding during the year.
[2]

These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

66

Ultra Series Fund | December 31, 2018

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP VALUE FUND

	Year Ended December 31,
	2018	2017	2016	2015	2014
CLASS I
Net Asset Value at beginning of period	$28.48	$26.56	$27.06	$33.10	$34.76
Income from Investment Operations:
Net investment income	0.50	0.69	0.42 [1]	0.35 [1]	0.43 [1]
Net realized and unrealized gain (loss) on investments	(4.09)	3.60	3.13	(1.18)	3.97
Total from investment operations	(3.59)	4.29	3.55	(0.83)	4.40
Less Distributions From:
Net investment income	(0.46)	(0.69)	(0.44)	(0.40)	(0.51)
Capital gains	(2.01)	(1.68)	(3.61)	(4.81)	(5.55)
Return of Capital	(0.57)	–	–	–	–
Total distributions	(3.04)	(2.37)	(4.05)	(5.21)	(6.06)
Net increase (decrease) in net asset value	(6.63)	1.92	(0.50)	(6.04)	(1.66)
Net Asset Value at end of period	$21.85	$28.48	$26.56	$27.06	$33.10
Total Return (%)[2]	(12.59)	16.23	13.01	(2.68)	12.41
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$243,697	$341,213	$347,993	$365,385	$491,416
Ratios of expenses to average net assets (%)	0.62	0.62	0.62	0.62	0.61
Ratio of net investment income to average net assets (%)	1.54	2.28	1.50	1.09	1.18
Portfolio turnover (%)[3]	83	77	93	90	82

CLASS II	2018	2017	2016	2015	2014
Net Asset Value at beginning of period	$28.17	$26.32	$26.87	$32.93	$34.64
Income from Investment Operations:
Net investment income	0.36	0.65	0.34 [1]	0.27 [1]	0.34 [1]
Net realized and unrealized gain (loss) on investments	(3.98)	3.52	3.11	(1.17)	3.94
Total from investment operations	(3.62)	4.17	3.45	(0.90)	4.28
Less Distributions From:
Net investment income	(0.41)	(0.64)	(0.39)	(0.35)	(0.44)
Capital gains	(2.01)	(1.68)	(3.61)	(4.81)	(5.55)
Return of Capital	(0.57)	–	–	–	–
Total distributions	(2.99)	(2.32)	(4.00)	(5.16)	(5.99)
Net increase (decrease) in net asset value	(6.61)	1.85	(0.55)	(6.06)	(1.71)
Net Asset Value at end of period	$21.56	$28.17	$26.32	$26.87	$32.93
Total Return (%)[2]	(12.81)	15.94	12.73	(2.92)	12.13
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,829	$5,539	$4,709	$5,509	$6,700
Ratios of expenses to average net assets (%)	0.87	0.87	0.87	0.87	0.86
Ratio of net investment income to average net assets (%)	1.29	2.08	1.24	0.84	0.93
Portfolio turnover (%)[3]	83	77	93	90	82

[1]	Based on average shares outstanding during the year.
[2]

These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

67

Ultra Series Fund | December 31, 2018

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP GROWTH FUND

	Year Ended December 31,
	2018	2017	2016	2015	2014
CLASS I
Net Asset Value at beginning of period	$26.54	$24.84	$25.12	$27.27	$28.76
Income from Investment Operations:
Net investment income	0.20	0.22	0.20 [1]	0.28 [1]	0.19 [1]
Net realized and unrealized gain on investments	(0.52)	5.32	1.23	0.64	3.32
Total from investment operations	(0.32)	5.54	1.43	0.92	3.51
Less Distributions From:
Net investment income	(0.19)	(0.22)	(0.22)	(0.32)	(0.20)
Capital gains	(8.84)	(3.62)	(1.49)	(2.75)	(4.80)
Total distributions	(9.03)	(3.84)	(1.71)	(3.07)	(5.00)
Net increase (decrease) in net asset value	(9.35)	1.70	(0.28)	(2.15)	(1.49)
Net Asset Value at end of period	$17.19	$26.54	$24.84	$25.12	$27.27
Total Return (%)[2]	(0.28)	22.28	5.74	3.26	12.13
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$184,508	$232,362	$223,450	$251,524	$305,800
Ratios of expenses to average net assets (%)	0.82	0.82	0.82	0.82	0.81
Ratio of net investment income to average net assets (%)	0.70	0.75	0.80	1.02	0.63
Portfolio turnover (%)[3]	73	22	13	19	33

CLASS II	2018	2017	2016	2015	2014
Net Asset Value at beginning of period	$26.22	$24.60	$24.92	$27.10	$28.63
Income from Investment Operations:
Net investment income	0.19	0.14	0.14 [1]	0.21 [1]	0.11 [1]
Net realized and unrealized gain on investments	(0.56)	5.28	1.21	0.63	3.32
Total from investment operations	(0.37)	5.42	1.35	0.84	3.43
Less Distributions From:
Net investment income	(0.16)	(0.18)	(0.18)	(0.27)	(0.16)
Capital gains	(8.84)	(3.62)	(1.49)	(2.75)	(4.80)
Total distributions	(9.00)	(3.80)	(1.67)	(3.02)	(4.96)
Net increase (decrease) in net asset value	(9.37)	1.62	(0.32)	(2.18)	(1.53)
Net Asset Value at end of period	$16.85	$26.22	$24.60	$24.92	$27.10
Total Return (%)[2]	(0.53)	21.98	5.47	3.00	11.85
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$17,704	$23,445	$23,774	$27,749	$32,168
Ratios of expenses to average net assets (%)	1.07	1.07	1.07	1.07	1.06
Ratio of net investment income to average net assets (%)	0.45	0.50	0.55	0.77	0.38
Portfolio turnover (%)[3]	73	22	13	19	33

[1]	Based on average shares outstanding during the year.
[2]

These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

68

Ultra Series Fund | December 31, 2018

Financial Highlights for a Share of Beneficial Interest Outstanding

MID CAP FUND

	Year Ended December 31,
	2018	2017	2016	2015	2014
CLASS I
Net Asset Value at beginning of period	$18.97	$18.11	$17.65	$19.30	$21.76
Income from Investment Operations:
Net investment income (loss)	–	(0.01)	0.01 [1]	(0.05)[1]	0.02 [1]
Net realized and unrealized gain on investments	(0.37)	2.85	2.22	0.27	2.13
Total from investment operations	(0.37)	2.84	2.23	0.22	2.15
Less Distributions From:
Net investment income	–	–	(0.00)[4]	(0.01)	(0.01)
Capital gains	(3.41)	(1.98)	(1.77)	(1.86)	(4.60)
Total distributions	(3.41)	(1.98)	(1.77)	(1.87)	(4.61)
Net increase (decrease) in net asset value	(3.78)	0.86	0.46	(1.65)	(2.46)
Net Asset Value at end of period	$15.19	$18.97	$18.11	$17.65	$19.30
Total Return (%)[2]	(1.50)	15.74	12.84	1.04	9.82
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$152,077	$192,140	$203,076	$220,979	$286,704
Ratios of expenses to average net assets (%)	0.92	0.92	0.92	0.92	0.91
Ratio of net investment income (loss) to average net assets (%)	(0.03)	(0.07)	0.04	(0.24)	0.10
Portfolio turnover (%)[3]	25	22	21	28	35

CLASS II	2018	2017	2016	2015	2014
Net Asset Value at beginning of period	$18.59	$17.83	$17.44	$19.13	$21.65
Income from Investment Operations:
Net investment income (loss)	(0.07)	(0.08)	(0.04)[1]	(0.09)[1]	(0.03)[1]
Net realized and unrealized gain on investments	(0.34)	2.82	2.20	0.26	2.11
Total from investment operations	(0.41)	2.74	2.16	0.17	2.08
Less Distributions From:
Capital gains	(3.41)	(1.98)	(1.77)	(1.86)	(4.60)
Total distributions	(3.41)	(1.98)	(1.77)	(1.86)	(4.60)
Net increase (decrease) in net asset value	(3.82)	0.76	0.39	(1.69)	(2.52)
Net Asset Value at end of period	$14.77	$18.59	$17.83	$17.44	$19.13
Total Return (%)[2]	(1.75)	15.45	12.55	0.79	9.55
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$7,921	$10,509	$11,142	$12,710	$15,067
Ratios of expenses to average net assets (%)	1.17	1.17	1.17	1.17	–
Ratio of net investment income to average net assets	(0.28)	(0.32)	(0.21)	(0.49)	(0.15)
Portfolio turnover (%)[3]	25	22	21	28	35

[1]	Based on average shares outstanding during the year.
[2]

These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4]	Amounts represent less than $0.005 per share.

See accompanying Notes to Financial Statements.

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Ultra Series Fund | December 31, 2018

Financial Highlights for a Share of Beneficial Interest Outstanding

INTERNATIONAL STOCK FUND

	Year Ended December 31,
	2018	2017	2016	2015	2014
CLASS I
Net Asset Value at beginning of period	$11.73	$9.69	$10.16	$10.77	$12.99
Income from Investment Operations:
Net investment income	0.21	0.17	0.18 [1]	0.19 [1]	0.27 [1]
Net realized and unrealized gain (loss) on investments	(1.82)	2.01	(0.47)	(0.56)	(1.10)
Total from investment operations	(1.61)	2.18	(0.29)	(0.37)	(0.83)
Less Distributions From:
Net investment income	(0.19)	(0.14)	(0.18)	(0.22)	(0.47)
Capital gains	–	–	–	(0.02)	(0.92)
Total distributions	(0.19)	(0.14)	(0.18)	(0.24)	(1.39)
Net increase (decrease) in net asset value	(1.80)	2.04	(0.47)	(0.61)	(2.22)
Net Asset Value at end of period	$9.93	$11.73	$9.69	$10.16	$10.77
Total Return (%)[2]	(13.69)	22.54	(2.91)	(3.45)	(6.76)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$21,130	$27,516	$26,809	$32,560	$38,826
Ratios of expenses to average net assets (%)	1.17	1.17	1.17	1.17	1.17
Ratio of net investment income to average net assets (%)	1.59	1.27	1.84	1.70	2.09
Portfolio turnover (%)[3]	33	28	98	23	103

CLASS II	2018	2017	2016	2015	2014
Net Asset Value at beginning of period	$11.67	$9.65	$10.14	$10.74	$12.96
Income from Investment Operations:
Net investment income	0.11	0.08	0.16 [1]	0.16 [1]	0.22 [1]
Net realized and unrealized gain (loss) on investments	(1.73)	2.06	(0.49)	(0.55)	(1.08)
Total from investment operations	(1.62)	2.14	(0.33)	(0.39)	(0.86)
Less Distributions From:
Net investment income	(0.17)	(0.12)	(0.16)	(0.19)	(0.44)
Capital gains	–	–	–	(0.02)	(0.92)
Total distributions	(0.17)	(0.12)	(0.16)	(0.21)	(1.36)
Net increase (decrease) in net asset value	(1.79)	2.02	(0.49)	(0.60)	(2.22)
Net Asset Value at end of period	$9.88	$11.67	$9.65	$10.14	$10.74
Total Return (%)[2]	(13.91)	22.24	(3.16)	(3.69)	(6.99)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$9,219	$13,257	$12,796	$14,641	$16,174
Ratios of expenses to average net assets (%)	1.42	1.42	1.42	1.42	1.42
Ratio of net investment income to average net assets (%)	1.35	1.02	1.58	1.43	1.72
Portfolio turnover (%)[3]	33	28	98	23	103

[1]	Based on average shares outstanding during the year.
[2]

These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

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Ultra Series Fund | December 31, 2018

Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2020 FUND

	Year Ended December 31,
	2018*	2017	2016		2015	2014
CLASS I
Net Asset Value at beginning of period	$7.93	$8.06	$8.04		$8.67	$8.76
Income from Investment Operations:
Net investment income	0.16	0.19	0.15	[1]	0.13 [1]	0.19 [1]
Net realized and unrealized gain (loss) on investments	(0.32)	0.48	0.32		(0.15)	0.42
Total from investment operations	(0.16)	0.67	0.47		(0.02)	0.61
Less Distributions From:
Net investment income	(0.19)	(0.37)	(0.18)		(0.20)	(0.24)
Capital gains	(0.10)	(0.43)	(0.27)		(0.41)	(0.46)
Return of Capital	(0.10)	–	–		–	–
Total distributions	(0.39)	(0.80)	(0.45)		(0.61)	(0.70)
Net increase (decrease) in net asset value	(0.55)	(0.13)	0.02		(0.63)	(0.09)
Net Asset Value at end of period	$7.38	$7.93	$8.06		$8.04	$8.67
Total Return (%)[2]	(2.11)	8.34	5.68		(0.34)	7.11
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$38,523	$47,510	$51,485		$52,858	$62,087
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.03 [3]	0.00 [3]	0.00	[3]	0.00 [3,4]	0.30
After waiver of expenses by Adviser (%)	0.03 [3]	0.00 [3]	0.00	[3]	0.00 [3,4]	0.21 [5]
Ratio of net investment income to average net assets (%)	1.75 [3]	1.89 [3]	1.80	[3]	1.51 [3]	2.08
Portfolio turnover (%)[6]	35	9	7		7	142

*	Effective November 20, 2018, Fund is not fund-of-fund of GS Portfolio (See Note 1).
[1]	Based on average shares outstanding during the year.
[2]

These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[3]

Amount does not include income or expenses of the underlying GS Target Date Portfolio, nor the underlying expenses of the funds held by the GS Target Date Portfolio. See Note 1 for an explanation of the Fund organizational structure and current prospectus for more complete information regarding the charges and expenses of the Fund.

[4]	Amounts represent less than 0.01%.
[5]	Amount includes fees waived by adviser (see Note 3).
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

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Ultra Series Fund | December 31, 2018

Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2030 FUND

	Year Ended December 31,
	2018*	2017	2016		2015	2014
CLASS I
Net Asset Value at beginning of period	$8.16	$8.26	$8.08		$8.77	$8.92
Income from Investment Operations:
Net investment income	0.17	0.19	0.16	[1]	0.13 [1]	0.18 [1]
Net realized and unrealized gain (loss) on investments	(0.50)	0.89	0.44		(0.21)	0.54
Total from investment operations	(0.33)	1.08	0.60		(0.08)	0.72
Less Distributions From:
Net investment income	(0.21)	(0.38)	(0.17)		(0.18)	(0.22)
Capital gains	(0.28)	(0.80)	(0.25)		(0.43)	(0.65)
Total distributions	(0.49)	(1.18)	(0.42)		(0.61)	(0.87)
Net increase (decrease) in net asset value	(0.82)	(0.10)	0.18		(0.69)	(0.15)
Net Asset Value at end of period	$7.34	$8.16	$8.26		$8.08	$8.77
Total Return (%)[2]	(4.04)	13.18	7.35		(0.86)	8.06
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$62,556	$74,415	$75,564		$74,258	$84,935
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.03 [3]	0.00 [3]	0.00	[3]	0.00 [3,4]	0.30
After waiver of expenses by Adviser (%)	0.03 [3]	0.00 [3]	0.00	[3]	0.00 [3,4]	0.21 [5]
Ratio of net investment income to average net assets (%)	1.88 [3]	1.78 [3]	1.95	[3]	1.51 [3]	1.98
Portfolio turnover (%)[6]	33	13	6		7	103

*	Effective November 20, 2018, Fund is not fund-of-fund of GS Portfolio (See Note 1).
[1]	Based on average shares outstanding during the year.
[2]

These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[3]

Amount does not include income or expenses of the underlying GS Target Date Portfolio, nor the underlying expenses of the funds held by the GS Target Date Portfolio. See Note 1 for an explanation of the Fund organizational structure and current prospectus for more complete information regarding the charges and expenses of the Fund.

[4]	Amounts represent less than 0.01%.
[5]	Amount includes fees waived by adviser (see Note 3).
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

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Ultra Series Fund | December 31, 2018

Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2040 FUND

	Year Ended December 31,
	2018*	2017	2016		2015	2014
CLASS I
Net Asset Value at beginning of period	$7.55	$7.66	$7.54		$8.37	$8.68
Income from Investment Operations:
Net investment income	0.16	0.19	0.16	[1]	0.13 [1]	0.17 [1]
Net realized and unrealized gain (loss) on investments	(0.52)	0.97	0.46		(0.20)	0.55
Total from investment operations	(0.36)	1.16	0.62		(0.07)	0.72
Less Distributions From:
Net investment income	(0.21)	(0.38)	(0.19)		(0.19)	(0.22)
Capital gains	(0.32)	(0.89)	(0.31)		(0.57)	(0.81)
Total distributions	(0.53)	(1.27)	(0.50)		(0.76)	(1.03)
Net increase (decrease) in net asset value	(0.89)	(0.11)	0.12		(0.83)	(0.31)
Net Asset Value at end of period	$6.66	$7.55	$7.66		$7.54	$8.37
Total Return (%)[2]	(4.88)	15.16	8.31		(1.01)	8.27
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$38,424	$49,909	$49,515		$49,576	$59,499
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.03 [3]	0.00 [3]	0.00	[3]	0.00 [3,4]	0.30
After waiver of expenses by Adviser (%)	0.03 [3]	0.00 [3]	0.00	[3]	0.00 [3,4]	0.21 [5]
Ratio of net investment income to average net assets (%)	1.69 [3]	1.76 [3]	2.01	[3]	1.52 [3]	1.95
Portfolio turnover (%)[6]	30	16	7		8	108

*	Effective November 20, 2018, Fund is not fund-of-fund of GS Portfolio (See Note 1).
[1]	Based on average shares outstanding during the year.
[2]

These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[3]

Amount does not include income or expenses of the underlying GS Target Date Portfolio, nor the underlying expenses of the funds held by the GS Target Date Portfolio. See Note 1 for an explanation of the Fund organizational structure and current prospectus for more complete information regarding the charges and expenses of the Fund.

[4]	Amounts represent less than 0.01%.
[5]	Amount includes fees waived by adviser (see Note 3).
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

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Ultra Series Fund | December 31, 2018

Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2050 FUND

	Year Ended December 31,
	2018	2017		2016		2015	2014
CLASS I
Net Asset Value at beginning of period	$13.60	$12.57		$12.19		$12.97	$12.78
Income from Investment Operations:
Net investment income	0.26	0.27		0.26	[1]	0.21 [1]	0.27 [1]
Net realized and unrealized gain (loss) on investments	(1.06)	1.87		0.84		(0.33)	0.82
Total from investment operations	(0.80)	2.14		1.10		(0.12)	1.09
Less Distributions From:
Net investment income	(0.38)	(0.54)		(0.31)		(0.28)	(0.27)
Capital gains	(0.39)	(0.57)		(0.41)		(0.38)	(0.63)
Total distributions	(0.77)	(1.11)		(0.72)		(0.66)	(0.90)
Net increase (decrease) in net asset value	(1.57)	1.03		0.38		(0.78)	0.19
Net Asset Value at end of period	$12.03	$13.60		$12.57		$12.19	$12.97
Total Return (%)[2]	(5.85)	16.99		8.97		(0.91)	8.51
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$23,081	$28,231		$23,442		$21,173	$22,799
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.03 [3]	0.00	[3]	0.00	[3]	0.00 [3,4]	0.30
After waiver of expenses by Adviser (%)	0.03 [3]	0.00	[3]	0.00	[3]	0.00 [3,4]	0.20 [5]
Ratio of net investment income to average net assets (%)	1.61 [3]	1.79	[3]	2.08	[3]	1.57 [3]	2.02
Portfolio turnover (%)[6]	37	8		6		13	133

*	Effective November 20, 2018, Fund is not fund-of-fund of GS Portfolio (See Note 1).
[1]	Based on average shares outstanding during the year.
[2]

These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[3]

Amount does not include income or expenses of the underlying GS Target Date Portfolio, nor the underlying expenses of the funds held by the GS Target Date Portfolio. See Note 1 for an explanation of the Fund organizational structure and current prospectus for more complete information regarding the charges and expenses of the Fund.

[4]	Amounts represent less than 0.01%.
[5]	Amount includes fees waived by adviser (see Note 3).
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

74

Ultra Series Fund | December 31, 2018

Notes to Financial Statements

1. ORGANIZATION

The Ultra Series Fund (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, open-end management investment company. The Trust is a series trust with, at the end of the period covered by this report, 14 investment portfolios (individually, a “fund,” and collectively, the “funds”), each with different investment objectives and policies. The funds reported within this book at the end of the period were the Core Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund and International Stock Fund (collectively, the “Core Funds”), the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund (collectively, the “Target Allocation Funds”) and the Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund, (collectively, the “Target Date Funds”).

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of the Trust without par value. All funds, except the Target Date Funds, offer Class I and II shares. The Target Date Funds only offer a single class of shares, Class I shares. Each class of shares represents an interest in the assets of the respective fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fee, if any, and its proportional share of fund level expenses, and has exclusive voting rights on matters pertaining to Rule 12b-1 under the 1940 Act as it relates to that class and other class specific matters. Shares are offered to separate accounts (the “Accounts”) of CMFG Life Insurance Company and to qualified pension and retirement plans of CMFG Life Insurance Company or its affiliates (“CUNA Mutual Group”). The Trust may, in the future, offer other share classes to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CUNA Mutual Group. The Trust does not offer shares directly to the general public.

On November 19, 2018, each Target Date Fund exchanged its shares of the corresponding Goldman Sachs (“GS”) Portfolio “in-kind” for individual securities held by the GS Portfolio. As a result, effective November 20, 2018, (i) each of the Target Date Funds achieves its investment objective by investing directly in individual securities, in substantially the same basket of securities in which it invested through its investment in the GS Portfolio, and (ii) the direct fees and expenses of the USF Target Date Funds (namely, the advisory and services fees) will no longer be waived. This transaction was taxable, and resulted in gains (loss) of $(1,325,007) for the Target Retirement 2020 Fund, $1,056,122 for the Target Retirement 2030 Fund, $770,603 for the Target Retirement 2040 Fund, and $2,089,552 for the Target Retirement 2050 Fund.

The Trust has entered into a Management Agreement with Madison Asset Management, LLC (the “Investment Adviser” or “Madison”), pursuant to which Madison manages each Fund’s portfolio of investments. The Investment Adviser, in turn, has entered into a subadvisory agreement with a subadviser (“Subadviser”) for the management of the investments of the International Stock Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The funds are investment companies that apply the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services-Investment Companies (ASC 946). The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.

Portfolio Valuation: The Trust and each series of the Trust referred to individually as a fund values securities and other investments as follows: Equity securities, including closed-end investment companies, American Depositary Receipts (“ADRs”),Global Depositary Receipts (“GDRs”) and exchange-traded funds (“ETFs”) listed on any U.S. or foreign stock

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Ultra Series Fund | December 31, 2018

Notes to Financial Statements

exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ’’) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price (“NOCP”). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price. Debt securities (other than short-term obligations) purchased with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.

Municipal debt securities are traded via a network among dealers and brokers that connect buyers and sellers. They are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. There may be little trading in the secondary market for the particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (usually 4:00 p.m. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing each fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. Because the assets of each Target Allocation Fund and each Target Date Fund consist primarily of shares of other registered investment companies (the “Underlying Funds”), the NAV of each fund is determined based on the NAVs of the Underlying Funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less are valued on an amortized cost basis, which approximates fair value.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange-traded options are valued at the mean of the best bid and ask prices across all option exchanges. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current fair value, are appraised at their fair values as determined in good faith by the Investment Adviser’s Pricing Committee (the “Committee”) and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the funds to calculate NAV may differ from market quotations or NOCP. Because the Target Allocation Funds and Target Date Funds primarily invest in Underlying Funds,

76

Ultra Series Fund | December 31, 2018

Notes to Financial Statements

government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair value” any of the investments of these funds. However, an Underlying Fund may need to “fair value” one or more of its investments, which may, in turn, require a Target Allocation Fund or Target Date Fund to do the same because of delays in obtaining the Underlying Fund’s NAV.

A fund’s investments will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold.

In addition to the fair value decisions made by the Committee noted above, the Committee also engages an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Board of Trustees. Such adjustments to the valuation of foreign securities are applied automatically upon market close if the parameters established are exceeded. A foreign security is also automatically fair valued if the exchange it is traded on is on holiday.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Net realized gain on investments in the Statement of Operations also includes realized gain distributions received from the underlying exchange-listed funds. Distributions of net realized gains are recorded on the fund’s ex-distribution date. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the funds are informed of the dividend. Interest income is recorded on an accrual basis and is increased by the accretion of discount and decreased by the amortization of premium. Amortization and accretion are recorded on the effective yield method.

Expenses: Expenses that are directly related to one fund are charged directly to that fund. Other operating expenses are prorated to the funds on the basis of relative net assets. Class-specific expenses are borne by that class.

Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements: Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with members of the Federal Reserve System, U.S. Central Credit Union and with “primary dealers” in U.S. Government securities.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience one of the following: delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible decreased levels of income, declines

77

Ultra Series Fund | December 31, 2018

Notes to Financial Statements

in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights. As of December 31, 2018, none of the funds held open repurchase agreements.

Foreign Currency Transactions: The Trust’s books and records are maintained in U.S. dollars. Foreign currency-denominated transactions (i.e., investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the funds at the spot rate at settlement.

Each fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Realized gains or losses associated with currency transactions are included in the Statements of Operations under the heading “Net realized gain (loss) on investments.” The International Stock Fund and Large Cap Value Fund had net realized gains from foreign currency transactions.

The funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: Each fund may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Contracts are traded over-the-counter directly with a counterparty. Realized and unrealized gains and losses are included in the Statements of Operations. During the year ended December 31, 2018, none of the funds had open forward foreign currency exchange contracts.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or other liquid assets in a segregated account with the fund’s custodian in an amount equal to the value of the fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund’s commitment with respect to the contract.

Cash Concentration: At times, the funds maintain cash balances at financial institutions in excess of federally insured limits. The funds monitor this credit risk and have not experienced any losses related to this risk.

Illiquid Securities: Each fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase. An illiquid security is generally defined as a security that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven days or less without the sale or disposition significantly changing the fair value of the security. At December 31, 2018, there were no illiquid securities held in the funds. Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

Delayed Delivery Securities: Each fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-

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issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the fund segregates cash or other liquid securities, of any type or maturity, equal in value to the fund’s commitment. Losses may arise due to changes in the fair value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of December 31, 2018, none of the funds had entered into such transactions.

Indemnifications: Under the funds’ organizational documents, the funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In the normal course of business, the funds enter into contracts that contain a variety of representations and provide general indemnifications. The funds’ maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the funds. However, based on experience, management expects the risk of loss to be remote.

Fair Value Measurements: Each fund has adopted FASB guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads, and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance, and other reference data, etc.)

Level 3 - significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the funds to measure fair value for the year ended December 31, 2018 maximized the use of observable inputs and minimized the use of unobservable inputs. The funds utilized the following fair value techniques: multi-dimensional relational pricing model and option adjusted spread pricing; the funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of valuation. As of December 31, 2018, none of the funds held securities deemed as a Level 3, and there were no transfers between classification levels.

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Ultra Series Fund | December 31, 2018

Notes to Financial Statements

The following is a summary of the inputs used as of December 31, 2018, in valuing the funds’ investments carried at fair value:

	Quoted Prices in	Significant Other	Significant
	Active Markets for	Observable	Unobservable
	Identical Investments	Inputs	Inputs	Value at
Fund[1]	(Level 1)	(Level 2)	(Level 3)	12/31/18
Conservative Allocation
Investment Companies	$113,557,857	$–	$–	$113,557,857
Short-Term Investments	6,007,769	–	–	6,007,769
	119,565,626	–	–	119,565,626
Moderate Allocation
Investment Companies	188,951,185	–	–	188,951,185
Short-Term Investments	14,278,785	–	–	14,278,785
	203,229,970	–	–	203,229,970
Aggressive Allocation
Investment Companies	61,517,701	–	–	61,517,701
Short-Term Investments	2,924,530	–	–	2,924,530
	64,442,231	–	–	64,442,231
Core Bond
Assets:
Asset Backed Securities	–	6,524,813	–	6,524,813
Collateralized Mortgage Obligations	–	2,969,474	–	2,969,474
Commercial Mortgage-Backed Securities	–	3,296,526	–	3,296,526
Corporate Notes and Bonds	–	47,152,437	–	47,152,437
Long Term Municipal Bonds	–	6,756,686	–	6,756,686
Mortgage Backed Securities	–	33,747,188	–	33,747,188
U.S. Government and Agency Obligations	–	29,594,690	–	29,594,690
Short-Term Investments	3,110,858	–		3,110,858
Options Purchased	1,406	–	–	1,406
	3,112,264	130,041,814	–	133,154,078
Liabilities:
Options Written	11,484			11,484
High Income
Corporate Notes and Bonds	–	20,046,640	–	20,046,640
Short-Term Investments	2,809,372	–	–	2,809,372
	2,809,372	20,046,640	–	22,856,012
Diversified Income
Common Stocks	149,714,515	–	–	149,714,515
Asset Backed Securities	–	4,079,862	–	4,079,862
Collateralized Mortgage Obligations	–	2,885,827	–	2,885,827
Commercial Mortgage-Backed Securities	–	1,660,753	–	1,660,753
Corporate Notes and Bonds	–	26,976,441	–	26,976,441
Long Term Municipal Bonds	–	5,484,015	–	5,484,015
Mortgage Backed Securities	–	19,319,725	–	19,319,725
U.S. Government and Agency Obligations	–	15,286,644	–	15,286,644
Short-Term Investments	8,799,622	–	–	8,799,622
	158,514,137	75,693,267	–	234,207,404
Large Cap Value
Common Stocks	237,108,875	–	–	237,108,875
Short-Term Investments	14,342,967	–	–	14,342,967
	251,451,842	–	–	251,451,842

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Ultra Series Fund | December 31, 2018

Notes to Financial Statements

	Quoted Prices in	Significant Other	Significant
	Active Markets for	Observable	Unobservable
	Identical Investments	Inputs	Inputs	Value at
Fund[1]	(Level 1)	(Level 2)	(Level 3)	12/31/18
Large Cap Growth
Common Stocks	$197,997,641	$–	$–	$197,997,641
Short-Term Investments	4,051,688	–	–	4,051,688
	202,049,329	–	–	202,049,329
Mid Cap
Common Stocks	153,213,286	–	–	153,213,286
Short-Term Investments	7,069,223	–	–	7,069,223
	160,282,509	–	–	160,282,509
International Stock
Common Stocks
Australia	–	602,425	–	602,425
Belgium	–	531,985	–	531,985
Canada	–	1,864,312	–	1,864,312
Denmark	–	428,959	–	428,959
Finland	–	878,493	–	878,493
France	–	3,399,255	–	3,399,255
Germany	–	1,123,693	–	1,123,693
Hong Kong	–	281,566	–	281,566
India	430,040	–	–	430,040
Ireland	1,279,635	–	–	1,279,635
Israel	–	233,706	–	233,706
Japan	–	3,918,514	–	3,918,514
Netherlands	–	2,087,615	–	2,087,615
Norway	–	949,153	–	949,153
Singapore	–	813,922	–	813,922
South Korea	–	215,147	–	215,147
Spain	–	544,338	–	544,338
Sweden	–	1,014,746	–	1,014,746
Switzerland	–	2,254,154	–	2,254,154
United Kingdom	794,102	4,642,666	–	5,436,768
Preferred Stocks	–	566,515	–	566,515
Short-Term Investments	1,719,769	–	–	1,719,769
	4,223,546	26,351,164	–	30,574,710
Madison Target Retirement 2020 Fund	37,041,903	–	–	37,041,903
Madison Target Retirement 2030 Fund	59,883,038	–	–	59,883,038
Madison Target Retirement 2040 Fund	36,757,458	–	–	36,757,458
Madison Target Retirement 2050 Fund	22,037,775	–	–	22,037,775

1See respective portfolio of investments for underlying holdings in each fund. For additional information on the underlying funds held in the Conservative, Moderate and Aggressive Allocation Funds including shareholder prospectuses and financial reports, please visit each underlying funds website or visit the securities and exchange commission website http://www.sec.gov.

Derivatives: The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and enable investors to understand: a) how and why a fund uses derivative investments, b) how derivative instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, and results of operations.

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Ultra Series Fund | December 31, 2018

Notes to Financial Statements

The following table presents the types of derivatives in the fund by location and as presented on the Statements of Assets and Liabilities as of December 31, 2018:

Statements of Asset & Liability Presentation of Fair Values of Derivative Instruments

		Asset Derivatives		Liability Derivatives
		Statements of Assets and		Statements of Assets and
Fund	Underlying Risk	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Core Bond	Interest rate	Options purchased	$1,406	Options written	$11,484

The following table presents the effect of derivative instruments on the Statements of Operations for the year ended December 31, 2018:

Fund	Statement of Operations	Underlying Risk	Realized Gain (Loss) on Derivatives:	Change in Unrealized Appreciation (Depreciation) on Derivatives
Core Bond	Options Purchased	Interest rate	$(2,354)	$(8,717)
	Options Written	Interest rate	–	1,317
Total			$(2,354)	$(7,400)

The average volume (based on the open positions at each month-end) of derivative activity during the year ended December 31, 2018.

	Options Purchased Contracts(1)	Options Written Contracts(1)
Core Bond	13,750	15

(1)Number of Contracts

There is no impact on the financial statements of the other funds as they did not hold derivative investments during the year ended December 31, 2018.

Recently Issued Accounting Pronouncements. In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is still evaluating the impacts this ASU will have on the financial statements.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. At this time, management is still evaluating the impacts this ASU will have on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain financial statement disclosure requirements to conform them to Generally Accepted Accounting Principles (“GAAP”) for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The funds’ adoption of these amendments, effective with the financial statements prepared as of December 31, 2018, required modified disclosures reflected herein, but had no effect on the funds’ net assets or results of operations.

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Ultra Series Fund | December 31, 2018

Notes to Financial Statements

3. MANAGEMENT, DISTRIBUTION, SERVICES AGREEMENTS AND OTHER EXPENSES

Management Agreements: For services under the Management Agreements, the Investment Adviser is entitled to receive a management fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets of each fund as follows:

Fund	Management Fee

Conservative Allocation	0.30%
Moderate Allocation	0.30%
Aggressive Allocation	0.30%
Core Bond	0.55%
High Income	0.75%
Diversified Income	0.70%
Large Cap Value	0.60%
Large Cap Growth	0.80%
Mid Cap	0.90%
International Stock	1.15%
Madison Target Retirement 2020	0.25%
Madison Target Retirement 2030	0.25%
Madison Target Retirement 2040	0.25%
Madison Target Retirement 2050	0.25%

The Management Agreement for the “Core Funds” and the “Target Allocation Funds” requires the Investment Adviser to provide or arrange to provide overall management of the funds, including but not limited to, investment advisory services, custody, transfer agency, dividend disbursing, legal, accounting and administrative services. The management fee does not cover and these funds pay directly for Trustee compensation, Trustee legal fees and the fees paid to the Trust’s independent registered public accountant. For the Target Date Funds, the Management Agreement requires the Investment Adviser to provide investment management services to the funds. Other services performed by the Investment Adviser for the Target Date Funds are covered under a separate Services Agreement (discussed below).

The Investment Adviser is solely responsible for the payment of all fees to Lazard Asset Management LLC, the Subadviser, for the International Stock Fund. The Investment Adviser manages the remaining Funds without the use of a Subadviser.

The Investment Adviser may from time to time contractually or voluntarily agree to waive a portion of its fees or expenses related to the funds. Effective July 1, 2014, the Investment Adviser contractually agreed to waive a portion (0.10%) of its management fee of the Target Allocation Funds, which waiver is in effect until at least April 30, 2020. For the year ended December 31, 2018, the waivers were as follows:

Waived Fees or Expenses*

Fund	Class I	Class II	Total Waivers
Conservative Allocation	$ 110,675	$ 25,791	$ 136,466
Moderate Allocation	200,827	23,394	224,221
Aggressive Allocation	76,036	2,084	78,120

*The Investment Adviser does not have the right to recoup these waived fees.

Distribution Agreement: MFD Distributor, LLC (“MFD”) serves as distributor of the funds. The Trust adopted a distribution and service plan with respect to the Trust’s Class II shares pursuant to Rule 12b-1 under the 1940 Act. Under the plan, the Trust will pay a service fee with regard to Class II shares at an annual rate of 0.25% each fund’s daily net assets.

MFD may from time to time voluntarily agree to waive a portion of its fees or expenses related to the funds. MFD does not have the right to recoup these waived fees.

Services Agreement: With respect to the Target Date Funds only, in addition to the management fee, Madison is entitled to receive a services fee from the Target Date Funds pursuant to the terms of a separate Services Agreement. Under the service agreement, Madison provides or arranges for the Target Date Funds to have all operational and support services needed by the funds, for which Madison is entitled to receive a fee of 0.05% annually based upon the average daily net assets of

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Notes to Financial Statements

each fund, which is computed and accrued daily and paid monthly. Under this fee arrangement, Madison is responsible for paying all of the funds’ fees and expenses, other than (i) the management fee (described above), (ii) fees related to the funds’ portfolio holdings (such as brokerage commissions, interest on loans, etc.), (iii) acquired fund fees, and (iv) extraordinary or non-recurring fees (such as fees and costs relating to any temporary line of credit the funds may maintain for emergency or extraordinary purposes).

Other Expenses: In addition to the management fee noted above, the funds are responsible to pay the following expenses: expenses for independent audits; fees and expenses of the independent trustees and their independent counsel; brokerage commissions and other expenses incurred in the acquisition or disposition of any securities or other investments; costs of borrowing money, overdrafts (if any) and any potential taxes owed; and extraordinary expenses (including litigation and/or and consulting expenses) as approved by a majority of the independent trustees.

Audit and trustees fees are broken out separately from “other expenses” on the Statements of Operations.

Certain officers and trustees of the Trust are also officers of the Investment Adviser. The funds do not compensate their officers or affiliated trustees. The Nominating and Governance Committee of the Board reviews trustee fees paid to Independent Trustees periodically, and may change such fees at any time.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

The funds declare dividends from net investment income and net realized gains from investment transactions, if any, annually, which are reinvested in additional full and fractional shares of the respective funds.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains of the funds may differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income.

5. SECURITIES TRANSACTIONS

For the year ended December 31, 2018, aggregate cost of purchases and proceeds from sales of securities, other than short-term investment, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$–	$–	$72,269,379	$97,367,979
Moderate Allocation	–	–	145,530,887	177,977,546
Aggressive Allocation	–	–	52,185,450	68,144,734
Core Bond	12,899,372	34,165,266	21,424,560	24,047,547
High Income	–	–	4,850,305	6,571,000
Diversified Income	8,709,861	23,452,872	57,808,355	84,155,341
Large Cap Value	–	–	259,526,294	324,194,668
Large Cap Growth	–	–	168,262,551	218,967,767
Mid Cap	–	–	44,421,730	82,845,296
International Stock	–	–	11,555,217	17,167,895
Madison Target Retirement 2020	–	–	14,992,692	20,427,839
Madison Target Retirement 2030	–	–	23,291,809	27,664,743
Madison Target Retirement 2040	–	–	14,008,569	19,936,198
Madison Target Retirement 2050	–	–	10,294,091	12,042,117

84

Ultra Series Fund | December 31, 2018

Notes to Financial Statements

6. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Core Bond Fund (for purposes of this Note, the “Fund”), may purchase and sell futures contracts and purchase and write options on futures contracts on a limited basis. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. The Fund will engage in futures or related options transactions on a limited basis only for bona fide hedging purposes or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission.

Futures Contracts. The Core Bond Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the securities held by the fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or other assets, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. During the year ended December 31,2018, the Fund did not enter into any futures contracts.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Core Bond Fund the right (but not the obligation) for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

7. FOREIGN SECURITIES

Each fund may invest in foreign securities. Foreign securities are defined as securities that are: (i) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., or issued by foreign governments or their agencies or instrumentalities (“foreign issuers”); (ii) principally traded outside of the U.S.; and/or (iii) quoted or denominated in a foreign currency (“non-dollar securities”). Foreign securities include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Swedish Depositary Receipts (“SDRs”) and foreign money market securities. U.S. dollar-denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

Certain of the funds have reclaimed receivable balances, in which the funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the funds and are reflected in Other

85

Ultra Series Fund | December 31, 2018

Notes to Financial Statements

Assets on the Statements of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectable.

8. SECURITIES LENDING

The Board of Trustees has authorized the funds, other than the USF Target Date Funds, to engage in securities lending with State Street Bank and Trust Company as securities lending agent pursuant to a Securities Lending Authorization Agreement (the “Agreement”) and subject to the Trust’s securities lending policies and procedures. Under the terms of the Agreement, and subject to the policies and procedures, the authorized funds may lend portfolio securities to qualified borrowers in order to generate additional income, while managing risk associated with the securities lending program. The Agreement requires that loans are collateralized at all times by cash or U.S. government securities, initially equal to at least 102% of the value of domestic securities and 105% of non-domestic securities. The loaned securities and collateral are marked to market daily to maintain collateral at 102% of the total loaned portfolio for each broker/borrower. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statements of Operations. The primary risk associated with securities lending is loss associated with investment of cash and non-cash collateral. A secondary risk is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The fund could experience delays and costs in recovering securities loaned or in gaining access to the collateral. Under the Agreement, the securities lending agent has provided a limited indemnification in the event of a borrower default. The funds do not have a master netting agreement.

As of December 31, 2018, the aggregate fair value of securities on loan for the Trust was $36,756,104. Cash collateral received for such loans is reinvested into the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral is comprised of U.S. Treasuries or Government securities. See below for fair value on loan and collateral breakout for each fund and each respective fund’s portfolio of investments for individual securities identified on loan.

	Fair Value on Loan	Cash Collateral	Non-Cash Collateral
Conservative Allocation	$ 8,883,203	$2,115,228	$ 7,079,484
Moderate Allocation	16,766,405	7,249,267	10,068,171
Aggressive Allocation	5,546,228	1,773,287	3,973,709
High Income	1,028,516	1,047,563	–
Large Cap Value	4,195,234	4,182,840	–
International Stock	336,518	352,127	–

9. FEDERAL INCOME TAX INFORMATION

It is each fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all its taxable income to its shareholders and any net realized capital gains at least annually. Accordingly, no provisions for federal income taxes are recorded in the accompanying statements.

The funds have not recorded any liabilities for material unrecognized tax benefits as of December 31, 2018. It is each fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2015 through December 31, 2018.

The tax character of distributions paid during the years ended December 31, 2018 and 2017 is as follows:

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Ultra Series Fund | December 31, 2018

Notes to Financial Statements

	Ordinary Income		Long-Term Capital Gain		Return of Capital
Fund	2018	2017	2018	2017	2018
Conservative Allocation	$2,957,784	$4,546,610	$ 5,963,833	$2,460,150	$ –
Moderate Allocation	3,510,775	7,709,142	18,694,490	9,699,920	–
Aggressive Allocation	1,266,238	2,844,088	8,951,300	4,180,143	–
Core Bond	4,228,108	4,809,361	–	–	–
High Income	1,232,470	1,276,614	–	–	–
Diversified Income	5,793,153	6,253,492	19,958,243	11,268,342	–
Large Cap Value	4,531,338	8,346,432	19,643,572	18,552,627	6,385,380
Large Cap Growth	5,295,875	2,512,025	65,226,901	30,308,312	–
Mid Cap	2,164,080	295,753	27,283,870	18,952,962	–
International Stock	548,204	473,708	–	–	–
Madison Target Retirement 2020	961,496	2,044,512	46,153	2,293,212	919,435
Madison Target Retirement 2030	1,692,937	3,157,660	2,265,508	6,279,588	–
Madison Target Retirement 2040	1,136,267	2,306,823	1,706,912	4,876,893	–
Madison Target Retirement 2050	684,361	1,042,743	703,521	1,071,396	–

As of December 31, 2018, the components of distributable earnings on a tax basis are as follows:

	Ordinary	Tax Exempt	Long-Term
Fund	Income	Income	Capital Gain
Conservative Allocation	$ 28,453	$ –	$ 52,357
Moderate Allocation	714,013	–	–
Aggressive Allocation	–	–	158,199
Core Bond	77,175	–	–
High Income	25,452	–	–
Diversified Income	65,137	–	57,075
Large Cap Value	–	–	–
Large Cap Growth	210,869	–	2,580,305
Mid Cap	49,684	–	650,744
International Stock	19,378	–	–
Madison Target Retirement 2020	–	–	–
Madison Target Retirement 2030	33,243	–	1,116,639
Madison Target Retirement 2040	22,241	–	793,651
Madison Target Retirement 2050	13,534	–	2,093,633

For federal income tax purposes, the funds listed below have capital loss carryforwards as of December 31, 2018, which are available to offset future capital gains, if any, realized through the fiscal year listed:

Fund	No Expiration Date Short-Term	No Expiration Date Long-Term
High Income	$ 591,847	$ 1,193,713
International Stock	1,587,950	3,837,989
Madison Target Retirement 2020	118,669	231,906

The Core Bond and International Stock Funds had capital loss carryovers expire unused in the current year in the amounts of $66,468 and $1,312,565, respectively.

Certain specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the funds’ next taxable year, if the funds so elect. For the year ended December 31, 2018, none of the funds elected to defer post- October specified losses.

For the year ended December 31, 2018, the Core Bond and International Stock Funds utilized $316,756 and $713,927, respectively, in prior year capital losses. No other fund utilized losses.

87

Ultra Series Fund | December 31, 2018

Notes to Financial Statements

At December 31, 2018, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$ 2,067,481	$ 3,710,057	$(1,642,576)
Moderate Allocation	6,696,132	6,980,003	(283,871)
Aggressive Allocation	2,915,993	2,657,787	258,206
Core Bond	1,756,946	3,097,441	(1,340,495)
High Income	74,187	1,260,776	(1,186,589)
Diversified Income	42,228,192	4,185,884	38,042,308
Large Cap Value	30,800,875	14,953,491	15,847,384
Large Cap Growth	38,230,010	5,644,936	32,585,074
Mid Cap	54,773,234	3,599,247	51,173,987
International Stock	2,553,963	2,212,020	341,943
Madison Target Retirement 2020	373,563	664,251	(290,688)
Madison Target Retirement 2030	401,042	2,224,296	(1,823,254)
Madison Target Retirement 2040	194,360	1,587,376	(1,393,016)
Madison Target Retirement 2050	84,523	1,083,490	(998,967)

Reclassification Adjustments: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all funds.

Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, return of capital and other distributions from real estate investment trusts and non-REIT, securities adjustments related to Treasury Inflation Protected securities(TIPS), distribution re-designations from investments in other regulated investment companies and unusable capital carry loss carryforwards.

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, accumulated undistributed net investment income (loss) and accumulated net realized gain (loss) on investments and foreign currency translations. Accordingly, at December 31, 2018, reclassifications were recorded as follows:

		Accumulated Undistributed Net	Accumulated Net
Fund	Paid-in Capital	Investment Income (Loss)	Realized Gain (Loss)
Conservative Allocation	$ –	$ 5,550	$ (5,550)
Moderate Allocation	–	(1,180,849)	1,180,849
Aggressive Allocation	–	25,901	(25,901)
Core Bond	(66,469)	294,528	(228,059)
Diversified Income	–	167,382	(167,382)
Large Cap Value	(6,385,378)	(493,891)	6,879,269
Mid Cap	–	77,328	(77,328)
International Stock	(1,312,565)	1,699	1,310,866
Madison Target Retirement 2020	(919,435)	134,416	785,019
Madison Target Retirement 2030	–	314,108	(314,108)
Madison Target Retirement 2040	–	301,829	(301,829)
Madison Target Retirement 2050	–	225,550	(225,550)

88

Ultra Series Fund | December 31, 2018

Notes to Financial Statements

10. CONCENTRATION OF RISKS

Investing in certain financial instruments, including forward foreign currency contracts, involves certain risks. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The International Stock Fund may enter into these contracts primarily to protect the fund from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The Core Bond Fund is subject to derivatives risk, which is the risk that loss may result from investments in options, forwards, futures, swaps and other derivatives instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized rating agencies (so-called “junk bonds”). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The fund generally invests at least 80% of its net assets in high yield securities.

The Target Allocation Funds and Target Date Funds are fund of funds, meaning that each invests primarily in Underlying Funds, including ETFs. Thus, each fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the Underlying Funds in which it invests; and the Underlying Fund’s performance, in turn, depends on the particular securities in which that Underlying Fund invests and the expenses of that fund. Accordingly, these funds are subject to the risks of the Underlying Funds in direct proportion to the allocation of their respective assets among the Underlying Funds.

Additionally, the Target Allocation Funds and Target Date Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the Underlying Fund(s) selected to fulfill a particular asset class underperforms their peers. Asset allocation risk is the risk that the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.

The funds may be subject to interest rate risk which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the fair value of income-bearing securities. When interest rates rise, bond prices fall; generally the longer a bond’s maturity, the more sensitive it is to risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fund investments, which could cause the value of a fund’s investments and share price to decline. The Core Bond Fund may invest in derivatives tied to fixed-income markets and may be more substantially exposed to these risks than a fund that does not invest in derivatives.

89

Ultra Series Fund | December 31, 2018

Notes to Financial Statements

The funds are also subject to cybersecurity risk, which include the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the funds, the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The funds, their shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The funds cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the funds.

In addition to the other risks described above and in the Prospectus, you should understand what we refer to as “unknown market risks.” While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the funds, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the funds.

11. CAPITAL SHARES AND AFFILIATED OWNERSHIP

All capital shares outstanding at December 31, 2018, are owned by separate investment accounts and/or pension plans of CMFG Life Insurance Company.

The Target Allocation Funds invest in Underlying Funds, including the Madison Funds, which may be deemed to be under common control because of the same investment adviser and membership in a common family of investment companies (the “Affiliated Underlying Funds”). Madison Funds’ historical financial information is available to you at no cost on the SEC’s website at www.sec.gov, by calling 1-800-877-6089 or by visiting the Madison Funds’ website at www.madisonfunds.com. A summary of the transactions with each Affiliated Underlying Fund during the year ended December 31, 2018 follows:

90

Ultra Series Fund | December 31, 2018

Notes to Financial Statements

Fund/ Underlying Fund	Beginning value as of 12/31/2017	Gross Additions	Gross Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/2018	Shares	Dividend Income	Distributions Received[1]

Conservative Allocation Fund
Madison Core
Bond Fund Class Y	$33,640,397	$–	$(6,079,244)	$(365,510)	$(809,661)	$26,385,982	2,737,135	$853,006	$853,006
Madison Corporate
Bond Fund Class Y	10,260,871	–	(999,832)	(10,704)	(535,258)	8,715,077	796,625	200,129	271,537
Madison Dividend
Income Fund
Class Y	10,703,348	1,438,954	(3,122,148)	590,228	(1,533,453)	8,076,929	344,285	164,132	938,954
Madison Investors
Fund Class Y	10,662,079	1,413,452	(2,878,318)	620,296	(1,802,794)	8,014,715	418,523	54,533	1,263,452
Madison Mid Cap
Fund Class Y	2,365,565	67,877	(1,423,057)	313,845	(358,028)	966,202	107,475	279	67,877

Totals	$67,632,260	$2,920,283	$(14,502,599)	$1,148,155	$(5,039,194)	$52,158,905		$1,272,079	$3,394,826

Moderate Allocation Fund
Madison Core
Bond Fund Class Y	$42,598,706	$–	$(7,750,866)	$(420,921)	$(1,010,413)	$33,416,506	3,466,443	$1,033,002	$1,033,002
Madison Corporate
Bond Fund Class Y	5,062,324	–	—	—	(275,649)	4,786,675	437,539	105,234	140,549
Madison Dividend
Income Fund
Class Y	28,866,751	2,678,672	(5,457,102)	957,673	(3,765,774)	23,280,220	992,337	445,395	2,678,672
Madison Investors
Fund Class Y	28,749,850	3,696,967	(5,365,082)	1,191,376	(4,821,385)	23,451,726	1,224,633	159,568	3,696,967
Madison Large Cap
Value Fund Class Y	7,757,239	275,401	(6,652,108)	1,815,193	(2,535,027)	660,698	59,522	30,856	275,401
Madison Mid Cap
Fund Class Y	4,849,948	218,156	(1,751,756)	398,613	(609,589)	3,105,372	345,425	893	218,155

Totals	$117,884,818	$6,869,196	$(26,976,914)	$3,941,934	$(13,017,837)	$88,701,197		$1,774,948	$8,042,746

Aggressive Allocation Fund
Madison Core
Bond Fund Class Y	$8,393,210	$–	$(2,975,757)	$(166,523)	$(126,438)	$5,124,492	531,586	$190,518	$190,518
Madison Dividend
Income Fund
Class Y	11,553,878	965,148	(3,265,175)	566,574	(1,556,151)	8,264,274	352,271	172,355	965,148
Madison Investors
Fund Class Y	11,490,182	1,297,389	(3,327,384)	1,188,006	(2,418,197)	8,229,996	429,765	55,998	1,297,389
Madison Large Cap
Value Fund Class Y	4,259,230	91,701	(3,327,455)	584,766	(885,162)	723,080	65,142	10,274	91,701
Madison Mid Cap
Fund Class Y	4,230,159	158,036	(1,987,728)	436,458	(587,346)	2,249,579	250,231	648	158,037

Totals	$39,926,659	$2,512,274	$(14,883,499)	$2,609,281	$(5,573,294)	$24,591,421		$429,793	$2,702,793

[1] Distributions received include distributions from net investment income and from capital gains from the underlying funds.

91

Ultra Series Fund | December 31, 2018

Notes to Financial Statements

12. SUBSEQUENT EVENTS

All Matters

Management has evaluated the impact of subsequent events on the funds through the date the financial statements were available for issue. No other events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in, the financial statements.

92

Ultra Series Fund | December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Ultra Series Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Ultra Series Fund (the “Trust”), comprising the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Core Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, International Stock Fund, Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund (collectively, the “Funds”), including the portfolios of investments as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective portfolios of the Trust as of December 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche, LLP

Chicago, IL

February 22, 2019

We have served as the auditor of one or more Madison Investment Advisors investment companies since 2009.

93

Ultra Series Fund | December 31, 2018

Other Information (unaudited)

DISCUSSION OF CONTRACT RENEWAL PROCESS AND CONSIDERATIONS

At an in-person meeting of the Board held on July 26-27, 2018, the Board of Trustees (the “Board” or “Trustees”) of Ultra Series Fund (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and Madison Asset Management, LLC (the “Adviser”) with respect to the individual series of the Trust (each a “fund” and together, the “funds”) and the continuance of the Investment Sub-Advisory Agreement between the Adviser and Lazard Asset Management LLC (the “Subadviser”) with respect to the International Stock Fund.

In determining whether to approve the continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement (together, the “Agreements”), the Adviser and Subadviser furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Agreements was in the best interests of the respective funds and their shareholders. The information provided to the Board included: (1) data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Adviser’s and its affiliates’ revenues and costs of providing services to the funds; and (4) information about the Adviser’s and Subadviser’s personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and Investment Sub-Advisory Agreement with management and independent legal counsel to the Independent Trustees and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Agreement. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement with independent legal counsel in a private session at which no representatives of management were present. The Independent Trustees made a variety of additional inquiries regarding the written materials provided by the Adviser and the Subadviser, and representatives of the Adviser and Subadviser, respectively, which were later discussed with the Independent Trustees at the July 2018 meeting.

In approving the continuance of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided by the Adviser and Subadviser to the funds, as applicable, including the personnel providing such services; (2) the Adviser’s and Subadviser’s compensation and profitability; (3) a comparison of fees and performance with comparable funds and accounts; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

With regard to the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser (and Sub-Adviser) and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser and the Sub-Adviser discussed or otherwise presented their respective firms’ ongoing investment philosophies and strategies intended to provide investment performance consistent with each fund’s investment objectives in a variety of market environments. The Board also noted their familiarity with the Adviser and its affiliates due to the Adviser’s history of providing advisory services to its proprietary investment company clients.

The Board also discussed the quality of services provided to the Trust by its transfer agent, fund administrator and custodian as well as the various administrative services provided directly by the Adviser. Such services included arranging for third party service providers to provide all necessary administration to the Trust, as well as supervising the Sub-Adviser.

94

Ultra Series Fund | December 31, 2018

Other Information (unaudited)

Based on their review of the information provided, the Board determined with respect to each fund that the nature, extent and quality of services provided by the Adviser (and Sub-Adviser, as applicable) to the fund were satisfactory.

With regard to the investment performance of the Trust and the Adviser or Sub-Adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the performance peer group, among other things, may not precisely reflect the objectives and strategies of the fund, may have a different investable universe, or the composition of the peer group may be limited in size or number as well as other factors. They discussed the unique aspects of the securities markets applicable to particular funds so that the performance of any such funds could be reviewed in context. They reviewed both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to any previous investment advisers/ portfolio managers to any fund or to a different investment strategy. They recognized that the performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. They took into account that a different performance period, however, could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Board also noted that on a quarterly basis, they review detailed information for each fund, including investment performance results, portfolio composition and investment philosophies, processes and strategies. They also considered whether any relative underperformance was appropriate in view of the Adviser’s conservative investment philosophy. The Board noted the type of market environments that favor the funds’ strategies and discussed the funds’ performance in such market environments. The Board performed this review in connection with the Adviser and the Sub-Adviser. In connection with the review of performance, the Board engaged in a robust and comprehensive discussion of market conditions and discussed the reasons for any fund performance under such conditions. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons. The Board also considered that sometimes, the Morningstar categories the funds fall into do not precisely match a fund’s investment strategy and philosophy.

Based on their review, the Board determined that, given the totality of the above factors and considerations, each fund’s overall investment performance had been satisfactory.

With regard to the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each fund’s peer group with similar investment objectives. Again, the Board reviewed these matters in connection with the Adviser and the Sub-Adviser.

The Board noted that the Adviser or its affiliates, and, as applicable, the Sub-Adviser, provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser (and the Sub-Adviser) to such funds and other clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called Gartenberg standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser (or Sub-Adviser, if applicable) provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various funds require. They considered that, if the services rendered by the Adviser (or Sub-Adviser, if applicable) to one type of fund or client differed significantly from others,

95

Ultra Series Fund | December 31, 2018

Other Information (unaudited)

then the comparison should be given less weight. In the case of non-investment company clients for which the Adviser (or Sub-Adviser, if applicable), may act as either investment adviser or sub-adviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser (or Sub-Adviser, if applicable) which are performed for investment company clients but are not typically performed for non-investment company clients.

The Trustees compared each fund’s total expense ratio and advisory fee to those of comparable funds with similar investment objectives and strategies. The Board noted the simple expense structure maintained by the Trust: (1) an advisory fee and a capped administrative “services” expense for the Target Retirement Date Funds of USF; and (2) for the remaining series of USF, a unitary fee with limited independent expenses for Trustee compensation and audit fees not covered by the unitary fee (“Unitary Fee”). The Board also noted that so long as substantially all of the assets of a USF Target Retirement Date Fund are invested in the corresponding Goldman Sachs Target Retirement Portfolio, no Advisory or Services fee would be payable by such Fund. The Board reviewed total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not dispositive, was an important consideration.

The Trustees sought to ensure that fees paid by the Trust were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Target Retirement Date Funds of USF pursuant to its administrative services agreement with the Trust (“Services Agreement”) or pursuant to the Unitary Fee structure with respect to the remaining series of USF, such compensation does not always cover all costs because the Services Agreement, or Unitary Fee, as applicable, effectively acts as a cap on administrative expenses. Therefore, the Board recognized that some of the administrative, operational, regulatory or compliance fees or costs in excess of the Services Agreement fees, in the case of the Target Retirement Date Funds of USF, or in excess of the Unitary Fee, in the case of the remaining series of USF, are paid by the Adviser from investment advisory fees earned. In this regard, the Trustees noted that examination of each fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.

The Board recognized that to the extent a fund invests in other mutual funds also managed by the Adviser (or its affiliates), the Adviser (or an affiliate) receives investment advisory fees from both the fund and the underlying mutual fund. The Board was satisfied in this regard that the Adviser (or an affiliate) provides separate services to the Trust’s “fund of funds” portfolios and the underlying mutual funds in which each such fund invests in exchange for the fees received from them (except as noted above with respect to the USF Target Retirement Date Funds which do not pay any advisory or service fees so long as invested in the corresponding Goldman Sachs Target Retirement Portfolio).

In reviewing costs and profits, the Board noted that for some smaller funds, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (e.g., rent, etc.), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser, including the Trust as one of a consolidated family of investment companies. The Trustees noted that total assets managed by the Adviser and its affiliates were approximately $16 billion at the time of the meeting. As a result, although the fees paid by an individual fund at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

96

Ultra Series Fund | December 31, 2018

Other Information (unaudited)

Based on the foregoing, the Board concluded that the level of profitability to the Adviser and its affiliates was reasonable in light of the services provided. In considering the profitability of the Sub-Adviser, the Board noted that the sub-advisory fees payable under the Sub-Advisory Agreement are paid by the Adviser out of the fees that it receives under the Advisory Agreement and were negotiated by the Adviser at arm’s length. As a consequence, the profitability to the Sub-Adviser of its relationship with the International Stock Fund was not a substantial factor in the Board’s deliberations.

With regard to the extent to which economies of scale would be realized as each fund’s assets increase, the Trustees recognized that at their current asset levels, it was premature to discuss any economies of scale not already factored into the compensation payable under existing Advisory and Services Agreements. In addition, the Trustees recognized that the Adviser was currently waiving certain fees with regard to the USF Conservative, Moderate and Aggressive Allocation Funds. Further, as noted above with respect to the USF Target Retirement Date Funds, so long as such funds invest substantially all of their assets in the corresponding Goldman Sachs Target Retirement Portfolio, no advisory or services fee shall be payable by those funds. Because the Adviser pays the Sub-Adviser’s sub-advisory fees and those fees are negotiated at arm’s length by the Adviser, the Board did not consider the potential economies of scale in the Sub-Adviser’s management of the International Stock Fund to be a material factor in its consideration.

The Board recognized that another method to help ensure the shareholders share in any economies of scale is to include breakpoints in the advisory fee schedules. Based on its review, the Board concluded that the current advisory fee schedules and fee arrangements and waivers (as applicable) were appropriate and reflect economies of scale to be shared with shareholders when assets under management increase.

Counsel to the Independent Trustees confirmed that the Trust’s Independent Trustees had met previously and reviewed the written contract renewal materials provided by the Adviser and the Sub-Adviser. It was noted that the Independent Trustees had considered such materials in light of the Gartenberg standard as well as criteria either set forth or discussed in the Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and the Sub-Adviser, and to representatives of the Adviser and Sub-Adviser, respectively, and discussed each matter raised.

In considering the renewal of the funds’ Advisory and Sub-Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately with respect to each fund. The Board reached the following conclusions regarding each fund’s Advisory (and, as applicable, Sub-Advisory) Agreement, among others: (a) the Adviser (and Sub-Adviser, as applicable) demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Adviser (and Sub-Adviser, as applicable) is qualified to manage the fund’s assets in accordance with the fund’s investment objective and strategies; (c) the overall investment performance of the fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices and benchmarks; (d) the fund’s advisory (and, as applicable, sub-advisory) fee is reasonable in light of the services received by the fund from the Adviser (and, as applicable, Sub-Adviser) and other factors considered; and (e) the Adviser’s (and Sub-Adviser’s, as applicable) investment strategies are appropriate for pursuing the investment objectives of the fund. Based on the foregoing conclusions, the Board determined with respect to each fund that continuation of the Advisory Agreement with the Adviser was in the best interests of the fund and its shareholders, and that with respect to the International Stock Fund, continuation of such fund’s Sub-Advisory Agreement was in the best interests of the fund and its shareholders.

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Ultra Series Fund | December 31, 2018

Other Information (unaudited)

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the funds, you pay no transaction costs, but do incur ongoing costs which include, among other things, management fees; 12b-1 fees (Class II only); brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments; and costs of borrowing money. The examples in the table that follows are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested for the year ended December 31, 2018. Expenses paid during the period in the table below are equal to each fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half fiscal year period).

Actual Expenses

The table below provides information about actual account values using actual expenses and actual returns for the funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	CLASS I				CLASS II
				Expenses			Expenses
	Beginning	Ending	Annual	Paid	Ending	Annual	Paid
	Account	Account	Expense	During	Account	Expense	During
Fund	Value	Value	Ratio	Period	Value	Ratio	Period
Conservative Allocation*	$1,000	$ 982.00	0.22%	$1.15	$ 980.70	0.47%	$2.40
Moderate Allocation*	1,000	960.40	0.22%	1.14	959.20	0.47%	2.37
Aggressive Allocation*	1,000	939.20	0.22%	1.12	938.00	0.47%	2.34
Core Bond	1,000	1,012.20	0.57%	2.94	1,011.00	0.82%	4.21
High Income	1,000	978.80	0.77%	3.89	977.60	1.02%	5.13
Diversified Income	1,000	1,007.30	0.72%	3.69	1,006.10	0.97%	4.96
Large Cap Value	1,000	865.50	0.62%	2.96	864.40	0.87%	4.14
Large Cap Growth	1,000	989.40	0.82%	4.11	988.20	1.07%	5.36
Mid Cap	1,000	952.60	0.92%	4.58	951.40	1.17%	5.80
International Stock	1,000	886.70	1.17%	5.61	885.50	1.42%	6.80
Target Retirement 2020	1,000	983.20	0.03%	0.30	N/A	N/A	N/A
Target Retirement 2030	1,000	958.70	0.03%	0.30	N/A	N/A	N/A
Target Retirement 2040	1,000	948.40	0.03%	0.29	N/A	N/A	N/A
Target Retirement 2050	1,000	939.00	0.03%	0.29	N/A	N/A	N/A

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

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Ultra Series Fund | December 31, 2018

Other Information (unaudited)

	CLASS I				CLASS II
				Expenses			Expenses
	Beginning	Ending	Annual	Paid	Ending	Annual	Paid
	Account	Account	Expense	During	Account	Expense	During
Fund	Value	Value	Ratio	Period	Value	Ratio	Period
Conservative Allocation*	$1,000	$1,024.05	0.22%	$1.17	$1,022.79	0.47%	$2.45
Moderate Allocation*	1,000	1,024.05	0.22%	1.17	1,022.79	0.47%	2.45
Aggressive Allocation*	1,000	1,024.05	0.22%	1.17	1,022.79	0.47%	2.45
Core Bond	1,000	1,022.28	0.57%	2.96	1,021.02	0.82%	4.23
High Income	1,000	1,021.27	0.77%	3.97	1,020.01	1.02%	5.24
Diversified Income	1,000	1,021.53	0.72%	3.72	1,020.27	0.97%	4.99
Large Cap Value	1,000	1,022.03	0.62%	3.21	1,020.77	0.87%	4.48
Large Cap Growth	1,000	1,021.07	0.82%	4.18	1,019.81	1.07%	5.45
Mid Cap	1,000	1,020.52	0.92%	4.74	1,019.26	1.17%	6.01
International Stock	1,000	1,019.26	1.17%	6.01	1,018.00	1.42%	7.27
Target Retirement 2020*	1,000	1,024.90	0.03%	0.31	N/A	N/A	N/A
Target Retirement 2030*	1,000	1,024.90	0.03%	0.31	N/A	N/A	N/A
Target Retirement 2040*	1,000	1,024.90	0.03%	0.31	N/A	N/A	N/A
Target Retirement 2050*	1,000	1,024.90	0.03%	0.31	N/A	N/A	N/A

* The annual expense ratio does not include the expenses of the underlying funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account fees, charges, or expenses imposed by the variable annuity or variable life insurance contracts, or retirement and pension plans that use the funds. The information provided in the hypothetical example table is useful in comparing ongoing fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees, charges or expenses were included, your costs would have been higher.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost by calling 1-800-877-6089, or on the SEC’s website at www.sec. gov.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Trust to vote proxies related to portfolio securities is available to shareholders at no cost by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov and is also located in the funds’ Statement of Additional Information. The proxy voting records for the Trust for the most recent twelve-month period ended June 30 is available to shareholders at 1-800-SEC-0330 at no cost on the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the “Management’s Discussion of Fund Performance” are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “will,” “expect,” “believe,” “plan” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or after forward-looking statements as a result of new information, future events, or otherwise.

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Ultra Series Fund | December 31, 2018

Other Information (unaudited)

TAX INFORMATION

Foreign Tax Credits: The International Stock Fund expects to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the fund to its shareholders. For the year ended December 31, 2018, the total amount of foreign taxes that is expected to pass through to shareholders and foreign source income for information reporting purposes will be $90,444 (all of which represents taxes withheld) and $1,094,140, respectively.

Corporate Dividends Received Deductions: For the taxable year ended December 31, 2018, the following percentage of income dividends paid by the funds qualify for the dividends received deduction available to corporations:

Fund	Percentage
Conservative Allocation	8.18%
Moderate Allocation	16.38%
Aggressive Allocation	21.70%
Diversified Income	66.69%
Large Cap Value	100.00%
Large Cap Growth	48.76%
Mid Cap	55.99%
Madison Target Retirement 2020	7.69%
Madison Target Retirement 2030	7.45%
Madison Target Retirement 2040	7.42%
Madison Target Retirement 2050	7.97%

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Ultra Series Fund | December 31, 2018

Ultra Series Fund’s Trustees and Officers

The address of each Trustee and officer is 550 Science Drive, Madison, Wisconsin 53711. The Statement of Additional Information, which includes additional information about the Trustees and officers, is available at no cost on the SEC’s website at www.sec.gov or by calling CMFG Life Insurance Company at 1-800-798-5500. The term of office of Trustees is indefinite while officers are elected annually.

Interested Trustees and Officers

	Position(s) and		Portfolios Overseen
Name and	Length of Time		in Fund Complex by	Other Directorships Held by
Year of Birth	Served	Principal Occupation(s) During Past Five Years	Director/Trustee[1]	Director/ Trustee
Katherine L. Frank[2]	Trustee and	Madison Investment Holdings, Inc. (“MIH”) (affiliated	32	Madison Funds (18), 2009 -
1960	President, 2009 -	investment advisory firm of Madison), Vice President,		Present
	Present	Corporate Management, 2018 - Present; Chief Operating
Officer, 2010 - 2017; Executive Committee Member,
2010 - 2018

Madison Asset Management, LLC (“Madison”), Vice
President, Corporate Management, 2018 - Present; Chief
Operating Officer, 2010 - 2017; Executive Committee
Member, 2010 - 2018

Madison Investment Advisors, LLC (“MIA”) (affiliated
investment advisory firm of Madison), Vice President,
Corporate Management, 2018 - Present; Chief Operating
Officer, 2010 - 2017; Executive Committee Member,
2010 - 2018

Madison Funds (18) (mutual funds), President, 2009 -
Present; Madison Covered Call & Equity Strategy Fund
(closed end fund), President, 2012 - Present; Madison
Strategic Sector Premium Fund (closed end fund),
President, 2005 - 2018

Paul A. Lefurgey	Vice President,	MIH, Madison and MIA, CEO, 2017 - Present; Director	N/A	N/A
1964	2009 - Present	of Fixed Income Investments, 2016 - Present; Executive
Director and Head of Fixed Income Investments, 2013 -
2016; Chairman - Executive Committee, 2015 - 2017

Madison Funds (18), Vice President, 2009 - Present;
Madison Covered Call & Equity Strategy Fund, Vice
President, 2012 - Present; Madison Strategic Sector
Premium Fund, Vice President, 2010 - 2018

1As of the date of this report, the fund complex consists of Madison Funds with 18 portfolios, the Ultra Series Fund with 14 portfolios and the Madison Covered Call & Equity Strategy Fund (closed end fund), for a grand total of 33 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the following tables have the meaning disclosed in this paragraph.

2“Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the Investment Adviser.

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Ultra Series Fund | December 31, 2018

Ultra Series Fund’s Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[1]	Other Directorships Held by Director/ Trustee
Greg D. Hoppe	Treasurer, 2009 -	MIH and MIA, Vice President, 1999 - Present; Madison,	N/A	N/A
1969	Present	Vice President, 2009 - Present

Madison Covered Call & Equity Strategy Fund, Treasurer,
2012 - Present; Madison Funds (18), Treasurer, 2009 -
Present; Madison Strategic Sector Premium Fund, Treasurer,
2009 - 2018
Holly S. Baggot	Secretary, 1999 -	MIH and MIA, Vice President, 2010 - Present; Madison, Vice	N/A	N/A
1960	Present; Assistant	President, 2009 - Present; MFD Distributor, LLC (“MFD”)
	Treasurer,	(an affiliated brokerage firm of Madison), Vice President,
	1999 - 2007;	2012 - Present
2009 - Present;
	Anti-Money	Madison Covered Call & Equity Strategy Fund, Secretary
	Laundering	and Assistant Treasurer, 2012 - Present; Madison Funds
	Officer, 2019 -	(18), Secretary, 1999 - Present and Assistant Treasurer,
	Present	1999-2007 and 2009 - Present; Madison Funds and
Madison Covered Call & Equity Strategy Fund, Anti-Money
Laundering Officer, 2019 - Present; Madison Strategic
Sector Premium Fund, Secretary and Assistant Treasurer,
2010 - 2018
Kevin S. Thompson	Chief Legal Officer	MIH, MIA and Madison, Chief Legal Officer and Chief	N/A	N/A
1966	and Assistant	Administrative Officer, 2017 - Present
Secretary, 2017 -
	Present	Madison Funds (18) and Madison Covered Call & Equity
Strategy Fund, Chief Legal Officer and Assistant Secretary,
2017 - Present; Madison Strategic Sector Premium Fund,
Chief Legal Officer and Assistant Secretary, 2017 - 2018

CFMG Life Insurance Company, Associate General Counsel,
2012 - 2015; Vice President Wealth Management, 2015 -
2017; President of CBSI 2016 - 2017
Steve J. Fredricks	Chief Compliance	MIH, MIA and Madison, Chief Compliance Officer, 2018	N/A	N/A
1970	Officer and	- Present
Assistant
	Secretary, 2018 -	Madison Funds (18) and Madison Covered Call & Equity
	Present	Strategy Fund, Chief Compliance Officer and Assistant
Secretary, 2018 - Present; Madison Strategic Sector
Premium Fund, Chief Compliance Officer, 2018

Jackson National Asset Management, LLC, Senior Vice
President and Chief Compliance Officer, 2005 - 2018
Trey D. Edgerle	Assistant Secretary,	Madison Funds (18) and Ultra Series Fund (14), Assistant	N/A	N/A
1990	2017 - Present	Secretary, 2017 - Present; Madison Strategic Sector Premium
Fund, Assistant Secretary, 2017 - 2018

U.S. Bancorp, Mutual Fund Compliance Officer, 2013 - 2016

1As of the date of this report, the fund complex consists of Madison Funds with 18 portfolios, the Ultra Series Fund with 14 portfolios and the Madison Covered Call & Equity Strategy Fund (closed end fund), for a grand total of 33 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the following tables have the meaning disclosed in this paragraph.

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Ultra Series Fund | December 31, 2018

Ultra Series Fund’s Trustees and Officers

Independent Trustees

	Position(s) and		Portfolios Overseen
Name and	Length of Time	Principal Occupation(s)	in Fund Complex by	Other Directorships Held by
Year of Birth	Served[1]	During Past Five Years	Director/Trustee[2]	Director/ Trustee
James R. Imhoff, Jr.	Trustee, 2009 -	First Weber Inc. (real estate brokers),	33	Park Bank, 1978 - Present
1944	Present	Madison, WI, Chairman, 2017 -
		Present; Chief Executive Officer,		First Weber, Inc., 2017 - Present
1996 - 2017
Madison Funds (18), 2009 - Present; Madison
Covered Call & Equity Strategy Fund, 2005 - Present
Steven P. Riege	Trustee, 2005 -	Ovation Leadership (management	33	Lange Bros. Woodworking Co., Inc., 2017 - Present
1954	Present	consulting), Milwaukee, WI, Owner/
		President, 2001 - Present		Madison Funds (18), 2005 - Present; Madison
Covered Call & Equity Strategy Fund, 2015 - Present
Robert W. Baird & Company (financial
services), Milwaukee, WI, Senior
Vice President-Marketing and Vice
President-Human Resources,
1986 - 2001
Richard E. Struthers	Trustee, 2004 -	Clearwater Capital Management	33	Madison Funds (18), 2004 - Present; Madison
1952	Present	(investment advisory firm), Naples,		Covered Call & Equity Strategy Fund, 2017 - Present
FL, Chair and Chief Executive Officer
1998 - Present
Park Nicollet Health Services,
Minneapolis, MN, Chairman, Finance
and Investment Committee,
2006 - 2012
Carrie J. Thome	Trustee, 2017-	Wisconsin Alumni Research	32	Madison Funds (18), 2017 - Present
1968	Present	Foundation, Madison, WI, Chief
Investment Officer, 2007 - Present

1Independent Trustees serve in such capacity until the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.

2As of the date of this report, the fund complex consists of Madison Funds with 18 portfolios, the Ultra Series Fund with 14 portfolios and the Madison Covered Call & Equity Strategy Fund (closed end fund), for a grand total of 33 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the preceding tables have the meaning disclosed in this paragraph.

SEC File Number: 811-04815

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Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(c) During the period covered by the report, registrant did not make any substantive amendments to the Code.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling the Adviser at 800-767-0300 and requesting a copy of “the Ultra Series Fund Sarbanes Oxley Code of Ethics.”

Item 3. Audit Committee Financial Expert.

In July 2018, Richard Struthers, an “independent” Trustee and a member of the Trust’s audit committee, was appointed to serve as the Trust’s audit committee financial expert among the four independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Total audit fees paid (or to be paid) to the registrant’s principal accountant for the fiscal years ended December 31, 2018 and 2017, respectively were $222,000 ($450,000 budgeted including the Madison Funds and the Madison Covered Call & Equity Strategy Fund (MCN) and Madison Strategic Sector Premium Fund which was merged into MCN during the year, all affiliated investment companies together, the “Affiliated Funds”) and $227,000 ($450,000 including the Affiliated Funds).

(b) Audit-Related Fees. Not applicable.

(c - e) Tax-Fees. The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (e).

For the fiscal years ended December 31, 2018 and December 31, 2017, the aggregate fees for professional services rendered to Deloitte & Touche for tax compliance, tax advice and tax planning for such fiscal years totaled $30,285 (budgeted) and $30,285, respectively.

In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

-Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

(a) Schedule included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings. There have been no changes to the Trust’s procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Code of ethics - See Item 2.

(2) Certifications of principal executive and principal financial officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 –Filed herewith.

(3) Not applicable.

(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certifications pursuant to Section 906 of the Sarbanes–Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ultra Series Fund

/s/ Kevin S. Thompson,
Kevin S. Thompson, Chief Legal Officer

Date: March 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Katherine L. Frank
Katherine L. Frank, President and Principal Executive Officer

Date: March 5, 2019

/s/ Greg Hoppe
Greg Hoppe, Principal Financial Officer

Date: March 5, 2019